DATED SEPTEMBER 6, 2019

COMBINED INFORMATION STATEMENT

OF

TRANSAMERICA FUNDS

on behalf of its Series:

TRANSAMERICA CONCENTRATED GROWTH

TRANSAMERICA GROWTH

AND

PROSPECTUS

OF

TRANSAMERICA FUNDS

on behalf of its Series:

TRANSAMERICA US GROWTH

TRANSAMERICA CAPITAL GROWTH

The address and telephone number of each Fund is:

1801 California Street, Suite 5200

Denver, Colorado 80202

(Toll free) 1-888-233-4339

Transamerica Funds

1801 California Street, Suite 5200

Denver, Colorado 80202

September 6, 2019

Dear Shareholder:

The Board of your Transamerica fund has approved the reorganization of your fund into another Transamerica fund. The reorganization is expected to occur on or about October 18, 2019. Upon completion of the reorganization, you will become a shareholder of the destination Transamerica fund, and you will receive shares of the destination fund equal in value to your shares of your current Transamerica fund.

The reorganization does not require shareholder approval, and you are not being asked to vote. We do, however, ask that you review the enclosed combined Information Statement/Prospectus, which contains information about the destination fund, including its investment objective, strategies, risks, performance, fees and expenses.

The Board of your fund has unanimously approved your fund’s reorganization and believes the reorganization is in the best interests of your fund and its shareholders.

If you have any questions, please call 1-888-233-4339 between 8 a.m. and 5 p.m., Eastern Time, Monday through Friday. Thank you for your investment in the Transamerica funds.

Sincerely,

/s/ Marijn P. Smit
Marijn P. Smit
Chairman of the Board, President and Chief Executive Officer

COMBINED INFORMATION STATEMENT

OF

TRANSAMERICA FUNDS

on behalf of its Series:

TRANSAMERICA CONCENTRATED GROWTH

TRANSAMERICA GROWTH

(each, a “Target Fund” and together, the “Target Funds”)

AND

PROSPECTUS

OF

TRANSAMERICA FUNDS

on behalf of its Series:

TRANSAMERICA US GROWTH

TRANSAMERICA CAPITAL GROWTH

(each, a “Destination Fund” and together, the “Destination Funds”)

The address and telephone number of each Fund is:

1801 California Street, Suite 5200

Denver, Colorado 80202

(Toll free) 1-888-233-4339

Shares of the Destination Funds have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”). The SEC has not passed upon the accuracy or adequacy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense.

An investment in any Target Fund or Destination Fund (each sometimes referred to herein as a “Fund”) is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Funds.

This Information Statement/Prospectus sets forth information about each Destination Fund that an investor ought to know before investing. Please read this Information Statement/Prospectus carefully before investing and keep it for future reference.

INTRODUCTION

This combined information statement and prospectus, dated September 6, 2019 (the “Information Statement/Prospectus”), is being furnished in connection with the reorganizations of Transamerica Concentrated Growth into Transamerica US Growth and Transamerica Growth into Transamerica Capital Growth (each, a “Reorganization,” and together the “Reorganizations”). Transamerica Concentrated Growth and Transamerica Growth are each referred to herein as the “Target Funds” and Transamerica US Growth and Transamerica Capital Growth are each referred to herein as the “Destination Funds.” The Information Statement/Prospectus is being mailed to Target Fund shareholders on or about September 6, 2019.

The Target Funds and Destination Funds are each a separate series of Transamerica Funds, an open-end management investment company organized as a Delaware statutory trust.

The Board of Trustees of Transamerica Funds (the “Board” or the “Trustees”) has determined that each Reorganization is in the best interests of the applicable Target Fund and corresponding Destination Fund. A copy of the form of Agreement and Plan of Reorganization (the “Plan”) for each Reorganization is attached to this Information Statement/Prospectus as Exhibit A.

THIS INFORMATION STATEMENT/PROSPECTUS IS FOR INFORMATIONAL PURPOSES ONLY, AND YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO RECEIVING IT. WE ARE NOT ASKING YOU FOR A PROXY OR WRITTEN CONSENT, AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR WRITTEN CONSENT.

The following table indicates (a) the Target Fund and corresponding Destination Fund involved in each Reorganization, (b) the corresponding Destination Fund shares that each Target Fund shareholder will receive, and (c) on what page of this Information Statement/Prospectus the discussion regarding each Reorganization begins. The Reorganizations are numbered for convenience. The consummation of each Reorganization is not contingent on the consummation of the other Reorganization.

Reorganization	Target Funds & Shares	Destination Funds & Shares	Page
1	Transamerica Concentrated Growth	Transamerica US Growth	9
	Class A	Class A
	Class C	Class C
	Class I	Class I
	Class I2	Class I2
	Class T2*	Class T2*

2	Transamerica Growth	Transamerica Capital Growth	22
	Class R1**	Class R1
	Class R6	Class R6
	Class I2	Class I2

*	Transamerica Concentrated Growth and Transamerica US Growth do not offer Class T2 shares as of the date of this Information Statement/Prospectus.
**	Transamerica Growth does not offer Class R1 shares as of the date of this Information Statement/Prospectus.

Please read this Information Statement/Prospectus, including Exhibit A, carefully. Although each Reorganization is similar in structure, you should read carefully the specific discussion regarding your Target Fund’s Reorganization.

The date of this Information Statement/Prospectus is September 6, 2019

For more complete information about each Fund, please read the Fund’s prospectus and statement of additional information, as they may be amended and/or supplemented. Each Fund’s prospectuses and statement of additional information, and other additional information about each Fund, has been filed with the SEC (http://www.sec.gov) and is available upon oral or written request and without charge. See “Where to Get More Information” below.

Where to Get More Information

Each Fund’s current prospectus and statement of additional information, including any applicable supplements thereto.	On file with the SEC (http://www.sec.gov) (File Nos. 033-02659 and 811-04556) and available at no charge by calling the Funds’ toll-free number: 1-888-233-4339 or visiting the Funds’ website at https://www.transamerica.com/individual/products/mutual-funds/prospectus/.

Each Fund’s most recent annual and semi-annual reports to shareholders.	On file with the SEC (http://www.sec.gov) (File No. 811-04556) and available at no charge by calling the Funds’ toll-free number: 1-888-233-4339 or by visiting the Funds’ website at https://www.transamerica.com/individual/products/mutual-funds/prospectus/.

A statement of additional information for this Information Statement/Prospectus, dated September 6, 2019 (the “SAI”). The SAI contains additional information about the Target Fund and the Destination Fund.	On file with the SEC (http://www.sec.gov) (File No. 333-232997) and available at no charge by calling the Funds’ toll-free number: 1-888-233-4339. The SAI is incorporated by reference into this Information Statement/Prospectus.

To ask questions about this Information Statement/Prospectus.	Call the following toll-free telephone number: 1-888-233-4339.

The Target Funds’ prospectuses, dated March 1, 2019, as supplemented, and statement of additional information, dated March 1, 2019, as supplemented (File Nos. 033-02659 and 811-04556), are incorporated by reference into this Information Statement/Prospectus.

The Funds’ Annual Report to shareholders, dated October 31, 2018, and Semi-Annual Report to shareholders dated April 30, 2019 (File No 811-04556), are incorporated by reference into this Information Statement/Prospectus.

QUESTIONS AND ANSWERS

For your convenience, we have provided a brief overview of the Reorganizations. Additional information is contained elsewhere in this Information Statement/Prospectus and the Agreement and Plan of Reorganization relating to each Reorganization, a form of which is attached to this Information Statement/Prospectus as Exhibit A. Shareholders should read this entire Information Statement/Prospectus, including Exhibit A, and the Funds’ prospectus carefully for more complete information.

How Will the Reorganizations Work?

•

Each Target Fund will transfer all of its property and assets to the corresponding Destination Fund. In exchange, the corresponding Destination Fund will assume all of the liabilities of the Target Fund and issue shares, as described below.

•

For each Reorganization, the Destination Fund will issue a number of its shares of the applicable class to the corresponding Target Fund on the closing date of the Reorganization (the “Closing Date”) having an aggregate net asset value equal to the aggregate net asset value of such Target Fund’s corresponding classes of shares, respectively. Although each of the Funds has registered Class T2 shares, none of the Funds currently offers Class T2 shares.

•

Shares of the classes of the applicable Destination Fund corresponding to classes of the corresponding Target Fund will then be distributed on the Closing Date to the corresponding Target Fund’s shareholders in complete liquidation of the Target Fund in proportion to the relative net asset value of their holdings of the applicable classes of shares of the Target Fund. Therefore, on the Closing Date, upon completion of the applicable Reorganization, each Target Fund shareholder will hold shares of the applicable Destination Fund corresponding in class to, and having the same aggregate net asset value as the Target Fund shares held by that shareholder immediately prior to the Reorganization. The net asset value attributable to each class of shares of the Target Fund will be determined using the Target Fund’s valuation policies and procedures and the net asset value attributable to a class of shares of the Destination Fund will be determined using the Destination Fund’s valuation policies and procedures. The portfolio assets of each Target Fund and corresponding Destination Fund are valued using the same valuation policies and procedures.

•	Each Target Fund will be terminated after the Closing Date.

•	The consummation of each Reorganization is not contingent on the consummation of the other Reorganization.

•

No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganizations. Following a Reorganization, shareholders of the applicable Target Fund will be subject to the fees and expenses of the corresponding Destination Fund.

•

Following the Reorganizations, (i) Transamerica Asset Management, Inc. (“TAM”) will continue to act as investment manager to each Destination Fund; (ii) Wellington Management Company LLP (“WMC”) will continue to act as sub-adviser to the Destination Fund in Reorganization 1; and Morgan Stanley Investment Management, Inc. (“Morgan Stanley”) will continue to act as sub-adviser to the Destination Fund in Reorganization 2.

•

The exchange of Target Fund shares for Destination Fund shares in a Reorganization will not result in income, gain or loss being recognized for federal income tax purposes by an exchanging shareholder. Each Reorganization generally will not result in the recognition of gain or loss for federal income tax purposes by the applicable Target Fund or Destination Fund.

Why did the Trustees Approve the Reorganizations?

The Board of the Target Funds, including all of the Trustees who are not “interested” persons (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds, TAM or Transamerica Capital, Inc. (“TCI”), the Funds’ distributor (the “Independent Trustees”), after careful consideration, has determined that each Reorganization is in the best interests of the applicable Target Fund and will not dilute the interests of the existing shareholders of the Target Fund. The Board also serves as the Board of each corresponding Destination Fund. The Board, including all of the Independent Trustees, approved the Reorganizations. The Board determined that the each Reorganization is in the best interests of the applicable Destination Fund and that the interests of each Destination Fund’s shareholders will not be diluted as a result of the Reorganization.

In approving the Reorganizations of the Target Funds, the Board considered, among other things, (i) the similarities between the Funds’ investment objectives and strategies, (ii) the larger combined asset base resulting from the Reorganizations will offer the potential for greater operating efficiencies and economies of scale and eliminate redundancies in the Transamerica product line, (iii) the management fee of the Destination Funds following the Reorganizations is expected to be lower than the current management fee, (iv) the fact that the net expense ratio of each class of shares of each Combined Destination Fund following the applicable Reorganization is expected to be lower than the current net expense ratio of the corresponding class of shares of either Target Fund prior to the Reorganizations, (v) the anticipated tax-free nature of the Reorganizations, and (vi) the generally better performance of the Destination Funds as compared to the Target Funds over all time periods. See “Reasons for the Proposed Reorganization” in the description of each Reorganization for additional information regarding the Board’s considerations.

How do the Target Funds and the Destination Funds compare?

There are similarities between the Funds, as well as certain differences, including:

Reorganization 1 - Transamerica Concentrated Growth and Transamerica US Growth

•

Investment Manager, Sub-Advisers and Portfolio Managers. Each Fund is managed by TAM. Torray LLC (“Torray”) serves as the sub-adviser to the Target Fund. Nicholas C. Haffenreffer is the portfolio manager responsible for the day-to-day management of the Target Fund. WMC serves as the sub-adviser to the Destination Fund. Mammen Chally, CFA, Douglas McLane, CFA and David Siegle, CFA are portfolio managers responsible for the day-to-day management of the Destination Fund. The analytical tools, techniques and investment selection process used by WMC in sub-advising the Destination Fund differ from those used by Torray in sub-advising the Target Fund.

•

Investment Objective. The investment objectives of the Funds are similar. The Target Fund’s investment objective seeks to achieve long-term growth of capital and the Destination Fund’s investment objective seeks to maximize long-term growth.

•

Investment Strategy. Both Funds are equity funds that follow a growth-oriented investment philosophy with similar principal investment strategies. Under normal circumstances, the Target Fund will invest at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large capitalization companies with proven records of increasing earnings on a consistent and sustainable basis. Under normal circumstances, the Destination Fund will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in domestic common stocks.

The Target Fund employs a concentrated approach, investing in 25 to 30 stocks, with a long-term orientation and a quality focus. The Destination Fund’s investment process is fundamental research focused on uncovering companies with improving quality metrics, business momentum, and attractive relative valuations. Both Funds may invest in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers). The Destination Fund may only invest up to 20% of its net assets in foreign securities, whereas the Target Fund has no such limitation.

The Target Fund does not utilize derivatives as part of its principal investment strategies. The Destination Fund may invest in derivatives instruments, such as futures, forwards, options and swaps to a lesser extent.

•

Principal Risks. The Funds are subject to a number of common principal risks, including active trading, cybersecurity, depositary receipts, equity securities, foreign investments, growth stocks, investments by affiliated funds and unaffiliated funds, large capitalization companies, legal and regulatory, management and market. An investment in the Target Fund is also subject to focused investing risk. An investment in the Destination Fund is also subject to counterparty risk, credit risk, currency risk, derivatives risk, leveraging risk, liquidity risk, small and medium capitalization companies risk and valuation risk.

•

Performance. The Destination Fund outperformed the Target Fund over the three- and five-year periods ended March 31, 2019 while one-year results for the Target Fund and Destination Fund were broadly similar.

•	Management Fee. The Destination Fund’s management fee schedule is lower than the Target Fund’s management fee schedule.

•

Total Operating Expenses. Following the Reorganization, the net expense ratio of each class of shares of the Combined Destination Fund is expected to be lower than the net expense ratio of the corresponding class of shares of the Target Fund.

For the Combined Destination Fund, contractual arrangements have been made with the fund’s investment manager, TAM, through March 1, 2021 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.25% for Class A shares, 1.86% for Class C shares (the noted expense cap on Class C shares is contingent on the closing of the Reorganization; the current expense cap on Class C shares is 2.00% and will remain in effect through March 1, 2020), 1.00% for Class I shares, 1.42% for Class T2 shares and 0.90% for Class I2 shares, subject to certain exclusions. Fund expenses may be higher following the expiration of such expense limitation agreement.

Reorganization 2 - Transamerica Growth and Transamerica Capital Growth

•

Investment Manager, Sub-Advisers and Portfolio Managers. Each Fund is managed by TAM. Jennison Associates LLC (“Jennison”) serves as the sub-adviser to the Target Fund. Blair A. Boyer, Michael A. Del Balso and Spiros Segalas are portfolio managers responsible for the day-to-day management of the Target Fund. Morgan Stanley Investment Management, Inc. (“Morgan Stanley”) serves as the sub-adviser to the Destination Fund. Dennis P. Lynch, Sam G. Chainani, CFA, Jason C. Yeung, CFA, David S. Cohen, Armistead B. Nash and Alexander T. Norton are portfolio managers responsible for the day-to-day management of the Destination Fund. The analytical tools, techniques and investment selection process used by Morgan Stanley in sub-advising the Destination Fund differ from those used by Jennison in sub-advising the Target Fund.

•

Investment Objective. The investment objectives of the Funds are similar. The Target Fund’s investment objective seeks long-term growth of capital and the Destination Fund’s investment objective seeks to maximize long-term growth.

•

Investment Strategy. Both Funds generally invest in equity and equity related securities (common stocks, preferred stocks, warrants, rights and depositary receipts of U.S. companies) with medium to large market capitalizations having above average prospects for growth. Both Funds utilize a “bottom-up” stock selection approach. The Destination Fund’s equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds (“ETFs”), and other specialty securities having equity features. The Target Fund may invest up to 20% of its assets in the securities of foreign issuers, of which 10% may be invested in emerging markets issuers. The Destination Fund may invest up to 25% of its net assets in securities of foreign issuers, including issuers located in emerging market or developing countries and securities classified as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), American Depositary Shares (“ADSs”) or Global Depositary Shares (“GDSs”), foreign U.S. dollar denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers.

•

Principal Risks. The Funds are subject to a number of common principal risks, including active trading, currency, cybersecurity, depositary receipts, emerging markets, equity securities, focused investing, foreign investments, growth stocks, investments by affiliated funds and unaffiliated funds, legal and regulatory, liquidity, management, market, preferred stock, valuation and warrants and rights. An investment in the Target Fund is also subject to credit and medium capitalization companies risk. An investment in the Destination Fund is also subject to convertible securities risk, counterparty risk, currency hedging risk, derivatives risk, large capitalization companies risk, leveraging risk and underlying exchange-traded funds risk.

•	Performance. The Destination Fund outperformed the Target Fund for the one-, three- and five-year periods ended March 31, 2019.

•

Management Fee. A lower management fee schedule for the Destination Fund will be implemented at the time of the Reorganization. That management fee schedule is lower than the Target Fund’s management fee schedule.

•

Total Operating Expenses. Following the Reorganization, the net expense ratio of each class of shares of the Combined Destination Fund is expected to be lower than the net expense ratio of the corresponding class of shares of the Target Fund.

For the Combined Destination Fund, contractual arrangements have been made with the fund’s investment manager, TAM, through March 1, 2021 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.60% for Class R1 shares, 1.00% for Class R6 shares and 1.00% for Class I2 shares, subject to certain exclusions. Fund expenses may be higher following the expiration of such expense limitation agreement.

Am I being asked to vote on anything?

Shareholder approval of the Reorganizations is not required. The Trust’s Declaration of Trust and state law governing the Trust do not require shareholder approval for fund reorganizations. Likewise, Rule 17a-8 under the 1940 Act does not require shareholder approval of reorganizations involving affiliated funds, so long as certain criteria are met. Because these criteria are met in this case, shareholder approval is not required for the Reorganizations.

Who Bears the Expenses Associated with the Reorganizations?

It is anticipated that the total cost of preparing, printing and mailing this Information Statement/Prospectus will be approximately $50,000 to $60,000 for each Reorganization. In light of the expected benefits to be received by both the Target Fund and the Destination Fund as a result of Reorganization 1, the associated costs will be shared equally by the Target Fund and the Destination Fund. Given the expected benefits to be received by the Target Fund as a result of Reorganization 2, the associated costs will be borne solely by the Target Fund.

What are the Federal Income Tax Consequences of the Reorganizations?

As a condition to the closing of each Reorganization, the applicable Target Fund and corresponding Destination Fund must receive an opinion of Morgan, Lewis & Bockius LLP to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither you nor the applicable Destination Fund nor, in general, the applicable Target Fund will recognize gain or loss as a direct result of the Reorganization of the Target Fund, and that the aggregate tax basis of the Destination Fund shares that you receive in the Reorganization will equal the aggregate tax basis of the Target Fund shares that you surrender in the Reorganization. However, in order to maintain its qualification for tax treatment as a regulated investment company and avoid fund-level taxes, each Target Fund will declare and pay a distribution to its shareholders shortly before the applicable Reorganization that, together with all previous dividends for the taxable year, is intended to have the effect of distributing all of its net capital gain (taking into account available capital loss carryforwards), if any, all of its investment company taxable income (computed without regard to the dividends-paid deduction), if any, and all of its net tax-exempt income, if any, for the taxable year ending on the Closing Date. If you hold shares in a Target Fund when it makes such a distribution, the distribution may change the amount, timing and character of taxable income that you realize in respect of your Target Fund shares as compared to the amount, timing and character of income you would have realized had the applicable Reorganization not occurred. The corresponding Destination Fund may make a comparable distribution to its shareholders shortly before the Reorganization. In addition, following the Reorganization, the corresponding Destination Fund will declare and pay to its shareholders, for the taxable year in which the Reorganization occurs, a distribution of any remaining income and gains from such taxable year. All such distributions generally will be taxable to shareholders. For more information, see “Tax Status of The Reorganizations” in this Information Statement/Prospectus.

REORGANIZATION 1

TRANSAMERICA CONCENTRATED GROWTH

(the “Target Fund”)

TRANSAMERICA US GROWTH

(the “Destination Fund”)

Summary

The following is a summary of more complete information appearing later in this Information Statement/Prospectus or incorporated herein. You should read carefully the entire Information Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and is a part of this Information Statement/Prospectus. Exhibit A is the form of Agreement and Plan of Reorganization. For a discussion of the terms of the Agreement and Plan of Reorganization, please see the section entitled “Terms of the Agreement and Plan of Reorganization” in the back of this Information Statement/Prospectus, after the discussion of the Reorganization.

In the Reorganization, the Destination Fund will issue a number of its Class A, Class C, Class I, Class T2 and Class I2 shares, as applicable, to the Target Fund having an aggregate net asset value equal to the aggregate net asset value of the Target Fund’s Class A, Class C, Class I, Class T2 and Class I2 shares, respectively. Although each of the Funds has registered Class T2 shares, they do not currently offer Class T2 shares.

The consummation of the Reorganization is not contingent on the consummation of the other Reorganization.

Both the Target Fund and the Destination Fund are advised by TAM. The Target Fund is sub-advised by Torray and the Destination Fund is sub-advised by WMC. The Target Fund and the Destination Fund have similar investment objectives, similar principal investment strategies and policies, and related risks. The tables below provide a comparison of certain features of the Funds. In the tables below, if a row extends across the entire table, the information disclosed applies to both the Destination Fund and the Target Fund.

Comparison of Transamerica Concentrated Growth

and Transamerica US Growth

	Target Fund Transamerica Concentrated Growth	Destination Fund Transamerica US Growth
Investment objective	Seeks to achieve long-term growth of capital.	Seeks to maximize long-term growth.

Principal investment strategies

Under normal circumstances, the fund’s sub-adviser, Torray LLC (the “sub-adviser”), will invest at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large capitalization companies with proven records of increasing earnings on a consistent and sustainable basis. The fund considers large capitalization companies to be those companies with market capitalizations of $5 billion or more at the time of purchase. Sustainable growth is a product of businesses generally characterized by durable competitive advantages, high returns on and efficient use of capital, low financial and operating volatility, high levels of recurring revenue and low exposure to cyclical trends. Companies are reviewed on a fundamental basis in the context of long-term secular themes.

The fund employs a concentrated approach, investing in 25 to 30 stocks, with a long-term orientation and a quality focus. Correlation of securities and underlying businesses is considered in an effort to minimize risk within the fund. Initial positions range from 2% to 3% of assets and may be increased over time to between 5% and 7%. Individual positions will not exceed 7%. Sector weights are independent of benchmarks, ranging from 0% to 35%, and cash is not employed in a tactical or strategic manner.

The fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in domestic common stocks. The fund invests primarily in common stocks of growth oriented companies. Portfolio construction emphasizes stock specific risk while minimizing other sources of broad market risk. The goal is a portfolio whose relative performance is not dependent on the market environment.

The fund’s sub-adviser, Wellington Management Company LLP (the “sub-adviser”), employs a “bottom up” approach, using fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A “bottom-up” approach evaluates individual companies in the context of broader market factors.

The sub-adviser’s stock selection process is derived from its observation that the quality and persistence of a company’s business is often not reflected in its current stock price. Central to the investment process is fundamental research focused on uncovering companies with improving quality metrics, business momentum, and attractive relative valuations. The investment process is aided by a proprietary screening process that narrows the investment universe to companies that are consistent with the investment philosophy.

The initial investment universe is comprised of:

•  Securities held in the Russell 1000® Growth[1] and S&P 500® Growth Indexes

	Target Fund Transamerica Concentrated Growth	Destination Fund Transamerica US Growth

The fund may invest in the securities of foreign issuers, including American Depositary Receipts (“ADRs”) and foreign securities trading on U.S. markets.

Risk control is an integral part of the sub-adviser’s process. In the context of security selection, the focus is on quality, which is defined as businesses demonstrating consistent financial and operating metrics through a full business cycle, high returns on capital, appropriate leverage and reasonable valuation. Risk control is also a primary part of portfolio construction. In order to achieve effective diversification, correlation among existing and prospective holdings is measured through multiple periods, assigning preference to issues exhibiting low correlation to the portfolio and among sectors. Excess (positive or negative) relative performance also initiates a review of a security by the sub-adviser.

Positions are typically reduced or sold if they exhibit excess valuation, reach sector or position limits, show increased business volatility, are replaced by higher conviction ideas or fail to fulfill the original investment thesis.

•  Equity securities within the market-cap range of the index with historical or projected growth rates greater than the Russell 1000® Index median

•  Stocks that meet other growth criteria as determined by the team

Consistent with the fund’s objective and other policies, the fund may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The fund may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

[1]   “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Investment manager	TAM

Sub-adviser	Torray LLC	Wellington Management Company LLP

Portfolio managers	Nicholas C. Haffenreffer – Portfolio Manager since 2014[1] [1] Portfolio Manager of the predecessor fund since 2010	Mammen Chally, CFA - Portfolio Manager since 2014 Douglas McLane, CFA - Portfolio Manager since 2017 David Siegle, CFA - Portfolio Manager since 2017

The Funds’ Statement of Additional Information provides additional information about the portfolio manager(s)’ compensation, other accounts managed by the portfolio manager(s), and the portfolio manager(s)’ ownership of securities in the Funds.

Net assets (as of April 30, 2019)	$182.3 million	$1.15 billion

Classes of Shares, Fees and Expenses

	Target Fund Transamerica Concentrated Growth	Destination Fund Transamerica US Growth

Class A sales charges and fees	Class A shares are offered with an initial sales charge of 5.50% and are not subject to a contingent deferred sales charge. Class A shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Fund), which is used to pay distribution and service fees for the sale and distribution of the Fund’s shares and to pay for non-distribution activities and services provided to shareholders. These services include compensation to financial intermediaries that sell Fund shares and/or service shareholder accounts.

Class C sales charges and fees	Class C shares are offered without an initial sales charge and are subject to a contingent deferred sales charge of 1.00% if shares are redeemed during the first 12 months. Class C shares have a maximum Rule 12b-1 fee equal to an annual rate of 1.00% (expressed as a percentage of average daily net assets of the Fund), which is used to pay distribution and service fees for the sale and distribution of the Fund’s shares and to pay for non-distribution activities and services provided to shareholders. These services include compensation to financial intermediaries that sell Fund shares and/or service shareholder accounts.

Class I and Class I2 sales charges and fees	Class I and Class I2 shares are offered without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule 12b-1 fee.

Class T2 sales charges and fees	Class T2 shares are offered with an initial sales charge of 3.00% and are not subject to a contingent deferred sales charge. Class T2 shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Fund), which is used to pay distribution and service fees for the sale and distribution of the Fund’s shares and to pay for non-distribution activities and services provided to shareholders. These services include compensation to financial intermediaries that sell Fund shares and/or service shareholder accounts. The Funds do not currently offer Class T2 shares.

Management fees	TAM receives compensation, calculated daily and paid monthly, from the Target Fund at an annual rate (expressed as a specified percentage of the Fund’s average daily net assets) of 0.68% of the first $650 million; 0.66% over $650 million up to $1.15 billion; and 0.605% in excess of $1.5 billion.	Effective August 2, 2019, TAM receives compensation, calculated daily and paid monthly, from the Destination Fund at an annual rate (expressed as a specified percentage of the Fund’s average daily net assets) of 0.68% of the first $500 million; 0.67% over $500 million up to $800 million; 0.6575% over $800 million up to $1 billion; 0.613% over $1 billion up to $2 billion; 0.605%

	Target Fund Transamerica Concentrated Growth	Destination Fund Transamerica US Growth
For the fiscal year ended October 31, 2018, the Target Fund paid management fees of 0.68% of the Fund’s average daily net assets.

over $2 billion up to $3 billion; 0.59% over $3 billion up to $4 billion; 0.575% over $4 billion up to $5 billion; and 0.57% in excess of $5 billion.

Prior to August 2, 2019, the Destination Fund’s management fee was 0.73% of the first $150 million; 0.70% over $150 million up to $650 million; 0.68% over $650 million up to $1.15 billion; 0.655% over $1.15 billion up to $2 billion; 0.64% over $2 billion up to $3 billion; 0.63% over $3 billion up to $4 billion; and 0.61% in excess of $4 billion in average daily net assets.

For the fiscal year ended October 31, 2018, the Destination Fund paid management fees of 0.70% of the Fund’s average daily net assets.

Fee waiver and expense limitations	Contractual arrangements have been made with the fund’s investment manager, TAM, through March 1, 2020 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.20% for Class A shares, 1.95% for Class C shares, 0.95% for Class I shares, 1.20% for Class T2 shares and 0.85% for Class I2 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2020 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or the expense limit in place at the time such amounts were waived.

Contractual arrangements have been made with the fund’s investment manager, TAM, through March 1, 2021 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.25% for Class A shares, 1.86% for Class C shares, 1.00% for Class I shares, 1.42% for Class T2 shares and 0.90% for Class I2 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2021 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or the expense limit in place at the time such amounts were waived.

*  The noted expense cap on Class C shares and term of the expense limitation arrangement running through March 1, 2021 are contingent on the closing of the Reorganization. The current expense cap on Class C shares is 2.00% and the current term of the expense limitation arrangement runs through March 1, 2020.

For a comparison of the gross and net expenses of the Funds, please see the class fee tables in “The Funds’ Fees and Expenses” below.

Comparison of Principal Risks of Investing in the Funds

Because the Funds have similar investment objectives and principal investment strategies and policies, they are subject to similar principal risks. Risk is inherent in all investing. The value of your investment in a Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in a Fund or your investment may not perform as well as other similar investments.

Your primary risk in investing in the Funds is you could lose money. You should carefully assess the risks associated with an investment in the Funds.

The following is a description of certain key principal risks of investing in each Fund. Additional principal risks of the Funds are discussed later in this section.

•

Market - The value of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.

There has been significant U.S. and non-U.S. government and central bank intervention in and support of financial markets during the past decade. The Federal Reserve has reduced and begun unwinding its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases, unwinding of quantitative easing, or contrary actions by different governments, may not work as intended, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

•

Management - The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results, causing the value of your investment to go down. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

•

Equity Securities - Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. Equity securities may have greater price volatility than other asset classes, such as fixed income securities. The value of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.

•

Large Capitalization Companies - The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion. As a result, the fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.

•

Growth Stocks - Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

•

Foreign Investments - Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

Each Fund is subject to the following additional principal risks (in alphabetical order):

•

Active Trading - The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution. During periods of market volatility, active trading may be more pronounced.

•

Cybersecurity - Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, shareholder data (including private shareholder information), and/or proprietary information, or cause the fund, TAM, a sub-adviser and/or the fund’s other service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact the fund’s ability to calculate its net asset values, and prevent shareholders from redeeming their shares.

•

Depositary Receipts - Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

•

Investments by Affiliated funds and Unaffiliated Funds - A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica and/or parties not affiliated with Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs and could also accelerate the realization of taxable capital gains in the fund. In addition, sizeable redemptions could cause the fund’s total expenses to increase.

•

Legal and Regulatory - Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.

The Target Fund is subject to the following additional principal risk:

•

Focused Investing - To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.

The Destination Fund is subject to the following additional principal risks (in alphabetical order):

•

Counterparty – The fund will be subject to credit risk with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles in which the fund invests. Adverse changes to counterparties (including derivatives exchanges and clearinghouses) may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.

•

Credit - If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

•

Currency - The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

•

Derivatives - Using derivatives exposes the fund to additional or heightened risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. There may be additional regulation of the use of derivatives by registered investment companies, such as the fund, which could significantly affect their use. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, limit fund investments in derivatives, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds - More on Principal Risks: Derivatives” in the prospectus.

•

Leveraging - The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation or coverage requirements.

•

Liquidity - The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).

•

Small and Medium Capitalization Companies - The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

•

Valuation - The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

The Funds’ Fees and Expenses

Shareholders of the Funds pay various fees and expenses, either directly or indirectly. The table below shows the fees and expenses that you would pay if you were to buy and hold shares of each Fund. Unless otherwise noted, the fees and expenses for the Target Fund and Destination Fund in the tables appearing below are based on the fees and expenses for the fiscal year ended October 31, 2018 (adjusted to reflect the Destination Fund’s new management fee schedule that went into effect on August 2, 2019). The table also shows the pro forma expenses of the Combined Destination Fund after giving effect to the Reorganization based on pro forma net assets as of April 30, 2019 (adjusted to reflect the Destination Fund’s new management fee schedule that went into effect on August 2, 2019 and the net assets of Transamerica Multi-Cap Growth as of April 30, 2019 which reorganized into the Destination Fund on August 2, 2019). Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly.

	Transamerica Concentrated Growth	Transamerica US Growth	Combined Transamerica US Growth (Pro Forma)
	Class A	Class A	Class A
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	5.50%	5.50%
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None (1)	None (1)	None (1)
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.68%	0.67%	0.65%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.27%	0.21%	0.16%
Recaptured expense	0.18%	N/A	N/A
All other expenses	0.09%	0.21%	0.16%
Total Annual Fund Operating Expenses	1.20%	1.13%	1.06%

	Transamerica Concentrated Growth	Transamerica US Growth	Combined Transamerica US Growth (Pro Forma)
	Class C	Class C	Class C
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (load) (as a % of offering price)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.68%	0.67%	0.65%
Distribution and Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.18%	0.26%	0.13%
Total Annual Fund Operating Expenses	1.86%	1.93%	1.78%

	Transamerica Concentrated Growth	Transamerica US Growth	Combined Transamerica US Growth (Pro Forma)
	Class I	Class I	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (load) (as a % of offering price)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.68%	0.67%	0.65%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.19%	0.17%	0.17%
Total Annual Fund Operating Expenses	0.87%	0.84%	0.82%

	Transamerica Concentrated Growth	Transamerica US Growth	Combined Transamerica US Growth (Pro Forma)
	Class I2	Class I2	Class I2
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (load) (as a % of offering price)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.68%	0.67%	0.65%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.09%	0.05%	0.05%
Total Annual Fund Operating Expenses	0.77%	0.72%	0.70%

	Transamerica Concentrated Growth	Transamerica US Growth	Combined Transamerica US Growth (Pro Forma)
	Class T2	Class T2	Class T2
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	3.00%	3.00%	3.00%
Maximum deferred sales charge (load) (as a % of offering price)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.68%	0.67%	0.65%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses(2)	0.08%	0.05%	0.04%
Total Annual Fund Operating Expenses	1.01%	0.97%	0.94%

(1)

Purchases of Class A shares in amounts of $1 million or more that are not subject to an initial sales charge may be subject to a 1.00% contingent deferred sales charge if those shares are redeemed within 24 months of their purchase.

(2)	Other expenses are based on estimates for the current fiscal year.

Examples

The hypothetical example below helps you compare the cost of investing in each Fund. The example assumes that:

•	you invest $10,000 in each Fund;

•	you reinvest all dividends and distributions without a sales charge;

•	you hold your shares for the time periods shown and then redeem all of your shares at the end of those periods;

•	your investment has a 5% annual return (this assumption is required by the SEC and is not a prediction of a Fund’s future performance); and

•	each Fund’s operating expenses remain the same except that fee waivers and/or expense reimbursements are reflected for the period shown in the table.

Costs are the same whether you redeem at the end of any period or not. Pro forma expenses are included assuming consummation of the Reorganization of the Fund. The example is for comparison purposes only and is not a representation of any Fund’s actual expenses or returns, either past or future. Because actual return and expenses will be different, the example is for comparison only.

If shares are redeemed at the end of each period:

Number of Years You Own Your Shares	Transamerica Concentrated Growth	Transamerica US Growth	Combined Transamerica US Growth (Pro Forma)
Class A
Year 1	$666	$659	$652
Year 3	$910	$889	$869
Year 5	$1,173	$1,138	$1,103
Year 10	$1,925	$1,849	$1,773
Class C
Year 1	$289	$296	$281
Year 3	$585	$606	$560
Year 5	$1,006	$1,042	$964
Year 10	$2,180	$2,254	$2,095
Class I
Year 1	$89	$86	$84
Year 3	$278	$268	$262
Year 5	$482	$466	$455
Year 10	$1,073	$1,037	$1,014
Class I2
Year 1	$79	$74	$72
Year 3	$246	$230	$224
Year 5	$428	$401	$390
Year 10	$954	$894	$871
Class T2
Year 1	$400	$396	$393
Year 3	$612	$600	$591
Year 5	$841	$820	$804
Year 10	$1,499	$1,454	$1,420

If shares are not redeemed:

Number of Years You Own Your Shares	Transamerica Concentrated Growth	Transamerica US Growth	Combined Transamerica US Growth (Pro Forma)
Class C
Year 1	$189	$196	$181
Year 3	$585	$606	$560
Year 5	$1,006	$1,042	$964
Year 10	$2,180	$2,254	$2,095

The Funds’ Past Performance

The bar charts and tables below provide some indication of the risks of investing in the Funds by showing you how the performance of the Funds’ Class A shares has varied from year to year since inception, and how the average total returns of the Fund’s shares for different periods compare to the returns of a broad measure of market performance. Absent any applicable limitation of or cap on a Fund’s expenses, performance would have been lower. Each Fund’s other share classes will have different performance because they have different expenses than the Fund’s Class A shares. For those classes that have higher expenses, performance would have been lower. Index returns are for since inception of the oldest share class. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. A Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Following the Reorganization, the Destination Fund will be the surviving fund for accounting and performance purposes.

Updated performance information of each Fund is available at no charge by calling the Funds’ toll-free number: at 1-888-233-4339 or by visiting the Funds’ website at www.transamerica.com/individual/products/mutual-funds/performance/.

Prior to March 22, 2011, the Destination Fund had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to that previous sub-adviser.

Prior to July 1, 2014, the Destination Fund was named Transamerica Diversified Equity and used different investment strategies. The performance set forth for the period between March 22, 2011 and June 30, 2014 is attributable to those previous investment strategies.

Performance information is not shown for Class T2 shares as they have not commenced operations. Performance information will be provided for Class T2 shares after the share class has been in operation for one complete calendar year.

The Target Fund acquired the assets and assumed the liabilities of The Torray Resolute Fund (the “predecessor fund”) on March 1, 2014, and the predecessor fund was the accounting and performance survivor of the reorganization. This means that the predecessor fund’s performance and financial history have been adopted by the fund. In the reorganization, former shareholders of the predecessor fund received Class I shares of the fund. The performance of Class I shares of the Target Fund includes the performance of the predecessor fund prior to the reorganization. The performance of the predecessor fund has not been restated to reflect the current annual operating expenses of Class I shares of the Target Fund.

Transamerica Concentrated Growth

Annual Total Returns (calendar years ended December 31) – Class A

	Quarter Ended	Return
Best Quarter:	9/30/2018	8.81%
Worst Quarter:	12/31/2018	-14.26%
Year-to-date return	7/31/2019	21.76%

Average Annual Total Returns (periods ended December 31, 2018)

	1 Year	5 Years	Since Inception	Inception Date
Class A				3/01/2014
Return before taxes	-9.40%	N/A	4.76%
Return after taxes on distributions	-11.95%	N/A	3.10%
Return after taxes on distributions and sale of fund shares	-3.74%	N/A	3.63%
Class I (Return before taxes only)	-3.81%	6.24%	10.31%	12/31/2010
Class C (Return before taxes only)	-5.61%	N/A	5.26%	03/01/2014
Class I2 (Return before taxes only)	-3.73%	N/A	6.41%	03/01/2014
Russell 1000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	-1.51%	10.40%	12.61%

[1]	“Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica US Growth

Annual Total Returns (calendar years ended December 31) – Class A

	Quarter Ended	Return
Best Quarter:	03/31/2012	17.01%
Worst Quarter:	9/30/2011	-17.17%
Year-to-date return	7/31/2019	26.15%

Average Annual Total Returns (periods ended December 31, 2018)

	1 Year	5 Years	Since Inception	Inception Date
Class A				11/13/2009
Return before taxes	-5.78%	7.86%	10.17%
Return after taxes on distributions	-8.32%	5.56%	8.58%
Return after taxes on distributions and sale of fund shares	-1.71%	5.92%	8.14%
Class C (Return before taxes only)	-2.01%	8.20%	10.02%	11/13/2009
Class I (Return before taxes only)	-0.04%	9.42%	11.58%	11/30/2009
Class I2 (Return before taxes only)	0.11%	9.57%	11.47%	11/13/2009
Russell 1000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	-1.51%	10.40%	13.34%

[1]	“Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect a Fund’s performance. During the Target Fund’s most recent fiscal year ended October 31, 2018, the Fund turnover rate was 23% of the average value of the Target Fund. During the Destination Fund’s most recent fiscal year ended October 31, 2018, the Fund turnover rate was 27% of the average value of the Destination Fund.

Reasons for the Proposed Reorganization

At a meeting held on July 17-18, 2019, the Board of the Target Fund, including its Independent Trustees, has unanimously determined that the proposed Reorganization would be in the best interests of the Target Fund and would not dilute the interests of the existing shareholders of the Target Fund. The same Board oversees the Destination Fund, and both the full Board and the Independent Trustees also have unanimously determined that the Reorganization would be in the best interests of the Destination Fund and would not dilute the interests of the existing shareholders of the Destination Fund. The Board believes that the proposed Reorganization will be advantageous to the shareholders of each Fund. In determining whether to approve the Reorganization, the Trustees considered the potential impact of the proposed Reorganization on the Funds’ shareholders and a variety of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Trustees based their determinations on the considerations set forth below, among others, although they did not identify any consideration or particular item of information that was controlling of their determinations and each Trustee may have attributed different weights to the various factors.

General Considerations

•	The Trustees considered that TAM believes that the Reorganization will offer the potential for greater operating efficiencies and economies of scale.

•

The Trustees considered that TAM believes that the Reorganization would eliminate redundancies in the Transamerica Funds’ product line, strengthening TAM’s ability to pursue investment and marketing opportunities that may benefit the Destination Fund.

Fees and Expenses

•

The Trustees assessed the information that was provided in advance of the meeting of the Trustees regarding fees and expenses for the Funds involved in the Reorganization, as well as projected expense ratios of the Destination Fund following the Reorganization.

•

The Trustees considered that, based on the anticipated asset levels following the Reorganization, the Combined Destination Fund’s management fee and total expenses are expected to be lower than those of the Target Fund.

•	The Trustees considered that the Destination Fund shareholders are expected to benefit from a lower management fee and lower total expenses in conjunction with the Reorganization.

•

The Trustees considered that TAM has contractually undertaken through a specified date to waive fees and/or reimburse expenses on behalf of each Fund to the extent that the total expenses of the Destination Fund and Target Fund exceed certain operating levels.

•	The Trustees considered that the costs of the Reorganization would be divided among the Target Fund and the Destination Fund.

Investment Performance

•	The Trustees considered the relative investment performance of the Funds and whether performance and investment flexibility have the potential to be enhanced if the assets of each Fund are combined.

•

The Trustees considered that the Destination Fund and the Target Fund have different sub-advisers, and that the Destination Fund has generated better absolute performance and risk-adjusted returns than the Target Fund for the 3- and 5-year periods ended March 31, 2019.

Tax Consequences

•

The Trustees considered that the Reorganization is not expected to result in the recognition of gain or loss for U.S. federal income tax purposes by the Destination Fund shareholders, by the Target Fund shareholders, by the Destination Fund or, in general, by the Target Fund.

•	The Trustees considered the potential tax consequences to shareholders of the Target Fund as a result of its anticipated portfolio repositioning in connection with the Reorganization.

Investment Program

•

The Trustees considered the investment objectives and policies of the Destination Fund and their compatibility with those of the Target Fund. In this regard, the Trustees noted that the investment objectives and investment strategies of the Target Fund and the Destination Fund are similar as, although different in some respects, both Funds primarily invest in large cap U.S. growth companies.

•	The Trustees considered that TAM is the adviser to the Target Fund and the Destination Fund and that Torray is the sub-adviser to the Target Fund and WMC is the sub-adviser to the Destination Fund.

Other Considerations

•	The Trustees considered the terms and conditions of the Agreement and Plan of Reorganization.

•	The Trustees took into consideration the fact that the Target Fund and Destination Fund have the same valuation policies and procedures and that the Reorganization would be consummated at NAV.

•	The Trustees considered that Torray has indicated that the Target Fund has no illiquid or restricted securities that could present valuation or other difficulties.

CAPITALIZATION

The following table sets forth the capitalization of the Target Fund and the Destination Fund as of August 15, 2019 and the pro forma combined capitalization of the Combined Destination Fund as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios used in the computation below. This is due to changes in the market value of the fund securities of both Funds between August 15, 2019 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Funds during that period resulting from income and distributions, and changes in the accrued liabilities of the Funds during the same period.

	Transamerica Concentrated Growth	Transamerica US Growth	Pro Forma Adjustments		Combined
Net Assets

Class A	$1,550,616	$626,794,655	$(14,366	)(a)	$628,330,905
Class C	$1,194,023	$15,577,757	$(561	)(a)	$16,771,219
Class I	$20,798,235	$238,824,822	$(9,047	)(a)	$259,614,010
Class I2	$146,127,537	$334,422,498	$(33,356	)(a)	$480,516,679

Shares

Class A	89,763	30,386,388	(14,600	)(b)	30,461,551
Class C	72,097	816,694	(9,484	)(b)	879,307
Class I	1,210,184	11,310,860	(224,953	)(b)	12,296,091
Class I2	8,377,684	15,855,390	(1,448,925	)(b)	22,784,149

	Transamerica Concentrated Growth	Transamerica US Growth	Pro Forma Adjustments		Combined
NAV

Class A	$17.27	$20.63	$(17.27	)(c)	$20.63
Class C	$16.56	$19.07	$(16.56	)(c)	$19.07
Class I	$17.19	$21.11	$(17.19	)(c)	$21.11
Class I2	$17.44	$21.09	$(17.44	)(c)	$21.09

Maximum Offering Price Per Share

Class A	$18.28	$21.83	$(18.28	)(c)	$21.83

(a)	To adjust the Pro Forma Fund for costs associated with the merger.
(b)	To adjust Shares Outstanding of the Pro Forma Fund based on combining the Fund at the Destination Fund’s net asset value.
(c)	To adjust Net Asset Value and Offering Price Per Share of the Pro Forma Fund based on combining the Target Fund at the Destination Fund’s net asset value.

It is impossible to predict with any certainty how many shares of the Destination Fund will actually be received and distributed by the Target Fund on the Closing Date. The foregoing table should not be relied upon to determine the amount of Destination Fund shares that will actually be received and distributed.

ADDITIONAL INFORMATION

For information relating to each Fund and the Reorganization, including tax capital loss carryforwards, the tax status of the Reorganization, a comparison of the fundamental investment policies of the Funds, how to buy, sell or exchange Fund shares, how each Fund values its securities, financial highlights information for each Fund and ownership of shares of the Funds, please see the sections immediately following the discussion of Reorganization 2.

REORGANIZATION 2

TRANSAMERICA GROWTH

(the “Target Fund”)

TRANSAMERICA CAPITAL GROWTH

(the “Destination Fund”)

Summary

The following is a summary of more complete information appearing later in this Information Statement/Prospectus or incorporated herein. You should read carefully the entire Information Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and is a part of this Information Statement/Prospectus. Exhibit A is the form of Agreement and Plan of Reorganization. For a discussion of the terms of the Agreement and Plan of Reorganization, please see the section entitled “Terms of the Agreement and Plan of Reorganization” in the back of this Information Statement/Prospectus, after the discussion of the Reorganization.

In the Reorganization, the Destination Fund will issue a number of its Class R1, Class R6 and Class I2 shares, as applicable, to the Target Fund having an aggregate net asset value equal to the aggregate net asset value of the Target Fund’s Class R1, Class R6 and Class I2 shares, respectively.

The consummation of the Reorganization is not contingent on the consummation of the other Reorganization.

Both the Target Fund and the Destination Fund are advised by TAM. The Target Fund is sub-advised by Jennison and the Destination Fund is sub-advised by Morgan Stanley. The Target Fund and the Destination Fund have similar investment objectives, similar principal investment strategies and policies, and related risks. The tables below provide a comparison of certain features of the Funds. In the tables below, if a row extends across the entire table, the information disclosed applies to both the Destination Fund and the Target Fund.

Comparison of Transamerica Growth

and Transamerica Capital Growth

	Target Fund Transamerica Growth	Destination Fund Transamerica Capital Growth
Investment objective	Seeks long-term growth of capital.	Seeks to maximize long-term growth.

Principal investment strategies

The fund’s sub-adviser, Jennison Associates LLC (the “sub-adviser”), invests, under normal circumstances, at least 65% of the fund’s total assets in equity and equity related securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts of U.S. companies with market capitalizations of at least $1 billion that the sub-adviser considers to have above average prospects for growth. These companies are generally medium- to large-capitalization companies.

The sub-adviser uses a “bottom-up” approach, researching and evaluating individual company fundamentals rather than macroeconomic factors, in seeking to identify individual companies with earnings growth potential that may not be recognized by the market at large. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

The fund may invest up to 20% of its assets in the securities of foreign issuers, of which 10% may be invested in emerging markets issuers.

The fund’s sub-adviser, Morgan Stanley Investment Management Inc. (the “sub-adviser”), under normal circumstances, seeks long-term capital growth by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell 1000® Growth Index, which as of December 31, 2018, was between $262 million and $769 billion. The fund typically invests in a relatively small number of companies.

The fund may invest up to 25% of its net assets in securities of foreign issuers, including issuers located in emerging market or developing countries and securities classified as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), American Depositary Shares (“ADSs”) or Global Depositary Shares (“GDSs”), foreign U.S. dollar denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers. The sub-adviser considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in, that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country.

The securities in which the fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The fund may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investment in foreign securities. The fund’s equity investments may include common

	Target Fund Transamerica Growth	Destination Fund Transamerica Capital Growth

and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds (“ETFs”), and other specialty securities having equity features.

The sub-adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. The sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The sub-adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The sub-adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Investment manager	TAM

Sub-adviser	Jennison Associates LLC			Morgan Stanley Investment Management Inc.

Portfolio managers	Blair A. Boyer	Portfolio Manager	since 2006	Dennis P. Lynch	Lead Portfolio Manager	since 2011
	Michael A. Del Balso	Portfolio Manager	since 2004	Sam G. Chainani, CFA	Portfolio Manager	since 2011
	Spiros Segalas	Portfolio Manager	since 2004	Jason C. Yeung, CFA	Portfolio Manager	since 2011
				David S. Cohen	Portfolio Manager	since 2011
				Armistead B. Nash	Portfolio Manager	since 2011
				Alexander T. Norton	Portfolio Manager	since 2011

The Funds’ Statement of Additional Information provides additional information about the portfolio manager(s)’ compensation, other accounts managed by the portfolio manager(s), and the portfolio manager(s)’ ownership of securities in the Funds.

Net assets (as of April 30, 2019)	$204.67 million	$1.87 billion

Classes of Shares, Fees and Expenses

	Target Fund Transamerica Growth	Destination Fund Transamerica Capital Growth
Class R1 sales charges and fees	Class R1 shares are offered without an initial sales charge and have a maximum Rule 12b-1 fee equal to an annual rate of 0.50% (expressed as a percentage of average daily net assets of the Fund), which is used to pay distribution and service fees for the sale and distribution of the Fund’s shares and to pay for non-distribution activities and services provided to shareholders. The Funds do not currently offer Class R1 shares.

Class R6 sales charges and fees	Class R6 shares are offered without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule 12b-1 fee.

Class I2 sales charges and fees	Class I2 shares are offered without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule 12b-1 fee.

Management fees

TAM receives compensation, calculated daily and paid monthly, from the Target Fund at an annual rate (expressed as a specified percentage of the Fund’s average daily net assets) of 0.83% of the first $250 million; 0.78% over $250 million up to $500 million; 0.73% over $500 million up to $1 billion; and 0.63% in excess of $1 billion.

For the fiscal year ended October 31, 2018, the Target Fund paid management fees of 0.83% of the Fund’s average daily net assets.

Upon the closing of the Reorganization, TAM will receive compensation, calculated daily and paid monthly, from the Destination Fund at an annual rate (expressed as a specified percentage of the Fund’s average daily net assets) of 0.7075% of the first $1.5 billion; 0.6415% over $1.5 billion up to $3 billion; 0.63% over $3 billion up to $5 billion; and 0.58% in excess of $5 billion.

TAM currently receives compensation, calculated daily and paid monthly, from the Destination Fund at an annual rate (expressed as a specified percentage of the Fund’s average daily net assets) of 0.83% of the first $500 million; and 0.705% in excess of $500 million.

For the fiscal year ended October 31, 2018, the Destination Fund paid management fees of 0.76% of the Fund’s average daily net assets.

Fee waiver and expense limitations	None

Contractual arrangements have been made with the fund’s investment manager, TAM, through March 1, 2021 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.60% for Class R1 shares, 1.00% for Class R6 shares and 1.00% for Class I2 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2021 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or the expense limit in place at the time such amounts were waived.

*  The term of the expense limitation arrangements noted above running through March 1, 2021 are contingent on the closing of the Reorganization. The current term of the expense limitation arrangements noted above runs through March 1, 2020.

For a comparison of the gross and net expenses of the Funds, please see the class fee tables in “The Funds’ Fees and Expenses” below.

Comparison of Principal Risks of Investing in the Funds

Because the Funds have similar investment objectives and principal investment strategies and policies, they are subject to similar principal risks. Risk is inherent in all investing. The value of your investment in a Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in a Fund or your investment may not perform as well as other similar investments.

Your primary risk in investing in the Funds is you could lose money. You should carefully assess the risks associated with an investment in the Funds.

The following is a description of certain key principal risks of investing in each Fund. Additional principal risks of the Funds are discussed later in this section.

•

Market - The value of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.

There has been significant U.S. and non-U.S. government and central bank intervention in and support of financial markets during the past decade. The Federal Reserve has reduced and begun unwinding its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases, unwinding of quantitative easing, or contrary actions by different governments, may not work as intended, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

•

Management - The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results, causing the value of your investment to go down. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

•

Equity Securities - Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. Equity securities may have greater price volatility than other asset classes, such as fixed income securities. The value of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.

•

Growth Stocks - Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

•

Foreign Investments - Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

•

Emerging Markets - Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems and regulatory and accounting standards that are less fully developed, and that can be expected to be less stable. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility. The fund may be required to establish special custody or other arrangements before investing in emerging market countries. An investment in emerging market securities should be considered speculative.

Each Fund is subject to the following additional principal risks (in alphabetical order):

•

Active Trading - The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution. During periods of market volatility, active trading may be more pronounced.

•

Currency - The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

•

Cybersecurity - Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, shareholder data (including private shareholder information), and/or proprietary information, or cause the fund, TAM, a sub-adviser and/or the fund’s other service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact the fund’s ability to calculate its net asset values, and prevent shareholders from redeeming their shares.

•

Depositary Receipts - Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

•

Focused Investing - To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.

•

Investments by Affiliated funds and Unaffiliated Funds - A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica and/or parties not affiliated with Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs and could also accelerate the realization of taxable capital gains in the fund. In addition, sizeable redemptions could cause the fund’s total expenses to increase.

•

Legal and Regulatory - Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.

•

Liquidity - The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).

•

Preferred Stock - Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

•

Valuation - The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

•

Warrants and Rights - Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.

The Target Fund is subject to the following additional principal risk:

•

Credit - If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

•

Medium Capitalization Companies - The fund will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

The Destination Fund is subject to the following additional principal risks (in alphabetical order):

•

Convertible Securities – Convertible securities are subject to risks associated with both fixed income and equity securities. When the underlying common stock falls in value, the market price of the convertible security may be more influenced by the security’s yield and fixed income characteristics. When the underlying common stock rises in value, the market price may be more influenced by the equity conversion features. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

•

Counterparty – The fund will be subject to credit risk with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles in which the fund invests. Adverse changes to counterparties (including derivatives exchanges and clearinghouses) may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.

•

Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.

•

Derivatives - Using derivatives exposes the fund to additional or heightened risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. There may be additional regulation of the use of derivatives by registered investment companies, such as the fund, which could significantly affect their use. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, limit fund investments in derivatives, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds - More on Principal Risks: Derivatives” in the prospectus.

•

Large Capitalization Companies - The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion. As a result, the fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.

•

Leveraging - The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation or coverage requirements.

•

Underlying Exchange-Traded Funds - To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.

Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund’s shares could also be substantially and adversely affected.

The Funds’ Fees and Expenses

Shareholders of the Funds pay various fees and expenses, either directly or indirectly. The table below shows the fees and expenses that you would pay if you were to buy and hold shares of each Fund. Unless otherwise noted, the fees and expenses for the Target Fund and Destination Fund in the tables appearing below are based on the fees and expenses for the fiscal year ended October 31, 2018. The table also shows the pro forma expenses of the Combined Destination Fund after giving effect to the Reorganization based on pro forma net assets as of April 30, 2019 (adjusted to reflect the Destination Fund’s new management fee schedule which will go into effect upon the closing of the Reorganization). Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly.

	Transamerica Growth	Transamerica Capital Growth		Combined Transamerica Capital Growth (Pro Forma)
	Class R1	Class R1		Class R1
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None		None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None		None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.83%	0.76%		0.70%
Distribution and Service (12b-1) Fees	0.50%	0.50%		0.50%
Other Expenses(1)	0.22%	0.22%		0.22%
Total Annual Fund Operating Expenses	1.55%	1.48%		1.42%

	Transamerica Growth	Transamerica Capital Growth		Combined Transamerica Capital Growth (Pro Forma)
	Class R6	Class R6		Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None		None
Maximum deferred sales charge (load) (as a % of offering price)	None	None		None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.83%	0.76%		0.70%
Distribution and Service (12b-1) Fees	0.00%	0.00%		0.00%
Other Expenses	0.07%	0.08	%(2)	0.08	%(2)
Total Annual Fund Operating Expenses	0.90%	0.84%		0.78%

	Transamerica Growth	Transamerica Capital Growth	Combined Transamerica Capital Growth (Pro Forma)
	Class I2	Class I2	Class I2
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (load) (as a % of offering price)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.83%	0.76%	0.70%
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses	0.07%	0.07%	0.08	%(2)
Total Annual Fund Operating Expenses	0.90%	0.83%	0.78%

(1)	Other expenses for Class R1 shares are based on estimates for the current fiscal year.
(2)	Other expenses for Class R6 shares of Transamerica Capital Growth and the Combined Transamerica Capital Growth (Pro Forma) are based on estimates for the current fiscal year.

Examples

The hypothetical example below helps you compare the cost of investing in each Fund. The example assumes that:

•	you invest $10,000 in each Fund;

•	you reinvest all dividends and distributions without a sales charge;

•	you hold your shares for the time periods shown and then redeem all of your shares at the end of those periods;

•	your investment has a 5% annual return (this assumption is required by the SEC and is not a prediction of a Fund’s future performance); and

•	each Fund’s operating expenses remain the same except that fee waivers and/or expense reimbursements are reflected for the period shown in the table.

Costs are the same whether you redeem at the end of any period or not. Pro forma expenses are included assuming the consummation of the Reorganization of the Fund. The example is for comparison purposes only and is not a representation of any Fund’s actual expenses or returns, either past or future. Because actual return and expenses will be different, the example is for comparison only.

Number of Years You Own Your Shares	Transamerica Growth	Transamerica Capital Growth	Combined Transamerica Capital Growth (Pro Forma)
Class R1
Year 1	$158	$151	$145
Year 3	$490	$468	$449
Year 5	$845	$808	$776
Year 10	$1,845	$1,768	$1,702
Class R6
Year 1	$92	$86	$80
Year 3	$287	$268	$249
Year 5	$498	$466	$433
Year 10	$1,108	$1,037	$966
Class I2
Year 1	$92	$85	$80
Year 3	$287	$265	$249
Year 5	$498	$460	$433
Year 10	$1,108	$1,025	$966

The Funds’ Past Performance

The bar charts and tables below provide some indication of the risks of investing in the Funds by showing you how the performance of each Fund’s Class I2 shares has varied from year to year since inception, and how the average total returns of each Fund’s shares for different periods compare to the returns of a broad measure of market performance. Absent any applicable limitation of or cap on a Fund’s expenses, performance would have been lower. Each Fund’s other share classes will have different performance because they have different expenses than the Funds’ Class I2 shares. In the “Since Inception” column of the table, share class returns are for since inception of the applicable oldest share class. Index returns are for since inception of the oldest share class. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. A Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Following the Reorganization, the Destination Fund will be the surviving fund for accounting and performance purposes.

Updated performance information of each Fund is available at no charge by calling the Funds’ toll-free number: at 1-888-233-4339 or by visiting the Funds’ website at www.transamerica.com/individual/products/mutual-funds/performance/.

Prior to March 22, 2011, the Destination Fund was named Transamerica Focus, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to that previous sub-adviser.

Performance information is not shown for Class R1 shares of the Target Fund as they have not commenced operations. Performance information is not shown for Class R1 and Class R6 shares of the Destination Fund as they have not commenced operations. Performance information will be provided for Class R1 and Class R6 shares, as applicable, after the share class has been in operation for one complete calendar year.

Transamerica Growth

Annual Total Returns (calendar years ended December 31) – Class I2

	Quarter Ended	Return
Best Quarter:	3/31/2012	19.48%
Worst Quarter:	12/31/2018	-16.46%
Year-to-date return	7/31/2019	21.65%

Average Annual Total Returns (periods ended December 31, 2018)

	1 Year	5 Years	10 Years or Since Inception	Inception Date
Class I2				11/15/2005
Return before taxes	-1.22%	10.25%	15.27%
Return after taxes on distributions	-9.13%	4.45%	11.59%
Return after taxes on distributions and sale of fund shares	4.85%	7.58%	12.50%
Class R6 (Return before taxes only)	-1.22%	N/A	9.15%	05/29/2015
Russell 1000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	-1.51%	10.40%	15.29%

[1]	“Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Capital Growth

Annual Total Returns (calendar years ended December 31) – Class I2

	Quarter Ended	Return
Best Quarter:	3/31/2012	20.59%
Worst Quarter:	12/31/2018	-16.21%
Year-to-date return	7/31/2019	28.14%

Average Annual Total Returns (periods ended December 31, 2018)

	1 Year	5 Years	Since Inception	Inception Date
Class I2				9/30/2011
Return before taxes	7.11%	12.34%	17.20%
Return after taxes on distributions	4.81%	8.21%	13.86%
Return after taxes on distributions and sale of fund shares	5.84%	9.18%	13.69%
Class A (Return before taxes only)	0.83%	10.63%	14.58%	11/13/2009
Class C (Return before taxes only)	4.87%	11.09%	14.52%	11/13/2009
Class I (Return before taxes only)	6.95%	12.21%	16.00%	11/30/2009
Russell 1000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	-1.51%	10.40%	14.79%

[1]	“Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect a Fund’s performance. During the Target Fund’s most recent fiscal year ended October 31, 2018, the Fund turnover rate was 42% of the average value of the Target Fund. During the Destination Fund’s most recent fiscal year ended October 31, 2018, the Fund turnover rate was 40% of the average value of the Destination Fund.

Reasons for the Proposed Reorganization

At a meeting held on July 17-18, 2019, the Board of the Target Fund, including its Independent Trustees, has unanimously determined that the proposed Reorganization would be in the best interests of the Target Fund and would not dilute the interests of the existing shareholders of the Target Fund. The same Board oversees the Destination Fund, and both the full Board and the Independent Trustees also have unanimously determined that the Reorganization would be in the best interests of the Destination Fund and would not dilute the interests of the existing shareholders of the Destination Fund. The Board believes that the proposed Reorganization will be advantageous to the shareholders of each Fund. In determining whether to approve the Reorganization, the Trustees considered the potential impact of the proposed Reorganization on the Funds’ shareholders and a variety of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Trustees based their determinations on the considerations set forth below, among others, although they did not identify any consideration or particular item of information that was controlling of their determinations and each Trustee may have attributed different weights to the various factors.

General Considerations

•

The Trustees considered that TAM believes that the larger combined asset base resulting from the Reorganization will offer the potential for greater operating efficiencies and economies of scale, including the ability to effect larger Fund transactions, diversify holdings, lower expense ratios and spread fixed costs over a larger asset base.

•

The Trustees considered that TAM believes that the Reorganization would eliminate redundancies in the Transamerica Funds’ product line, strengthening TAM’s ability to pursue investment and marketing opportunities that may benefit the Destination Fund.

Fees and Expenses

•

The Trustees assessed the information that was provided in advance of the meeting of the Trustees regarding fees and expenses for the Funds involved in the Reorganization, as well as projected expense ratios of the Destination Fund following the Reorganization.

•

The Trustees considered that, due to management fee schedule changes for the Destination Fund that are expected to take effect in connection with the Reorganization and based on the anticipated asset levels following the Reorganization, the Destination Fund’s management fee and total expenses are expected to be lower than those of the Target Fund.

•	The Trustees considered that the Destination Fund shareholders are expected to pay lower management fees in conjunction with the Reorganization.

•

The Trustees considered that the Destination Fund shareholders are expected to benefit from lower total expenses (except for Class C shareholders whose total expenses are expected to remain the same) as a result of the Reorganization.

•

The Trustees considered that TAM has contractually undertaken through a specified date to waive fees and/or reimburse expenses on behalf of the Destination Fund to the extent that its total expenses exceed certain operating levels.

•	The Trustees considered that the costs of the Reorganization would be borne by the Target Fund.

Investment Performance

•	The Trustees considered the relative investment performance of the Funds and whether performance and investment flexibility have the potential to be enhanced if the assets of each Fund are combined.

•

The Trustees considered that the Destination Fund and the Target Fund have different sub-advisers, and that the Destination Fund has generated better absolute performance and risk-adjusted returns than the Target Fund for the 1-, 3- and 5-year periods ended March 31, 2019.

Tax Consequences

•

The Trustees considered that the Reorganization is not expected to result in the recognition of gain or loss for U.S. federal income tax purposes by the Destination Fund shareholders, the Target Fund shareholders, the Destination Fund or the Target Fund.

•	The Trustees considered the potential tax consequences to shareholders of the Target Fund as a result of its anticipated portfolio repositioning in connection with the Reorganization.

Investment Program

•

The Trustees considered the investment objectives and policies of the Destination Fund and their compatibility with those of the Target Fund. In this regard, the Trustees noted that the investment objectives and investment strategies of the Target Fund and the Destination Fund are similar as, although different in some respects, both Funds primarily invest in large cap U.S. growth companies.

•

The Trustees considered that TAM is the adviser to the Target Fund and the Destination Fund and that Jennison is the sub-adviser to the Target Fund and Morgan Stanley is the sub-adviser to the Destination Fund.

Other Considerations

•	The Trustees considered the terms and conditions of the Agreement and Plan of Reorganization.

•	The Trustees took into consideration the fact that the Target Fund and Destination Fund have the same valuation policies and procedures and that the Reorganization would be consummated at NAV.

•	The Trustees considered that Jennison has indicated that the Target Fund has no illiquid or restricted securities that could present valuation or other difficulties.

CAPITALIZATION

The following table sets forth the capitalization of the Target Fund and the Destination Fund as of August 15, 2019 and the pro forma combined capitalization of the Combined Destination Fund as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios used in the computation below. This is due to changes in the market value of the fund securities of both Funds between August 15, 2019 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Funds during that period resulting from income and distributions, and changes in the accrued liabilities of the Funds during the same period.

	Transamerica Growth	Transamerica Capital Growth	Pro Forma Adjustments		Combined
Net Assets
Class R1	—	—	—		—
Class R6	$14,115,239	—	$(4,541	)(a)	$14,110,698
Class I2	$172,398,193	$162,017,268	$(55,459	)(a)	$334,360,002

Shares
Class R1	—	—	—		—
Class R6	1,792,287	—	(807,961	)(b)	984,326
Class I2	21,886,264	11,296,925	(9,864,075	)(b)	23,319,114

	Transamerica Growth	Transamerica Capital Growth	Pro Forma Adjustments		Combined
NAV
Class R1	—	—	—		—
Class R6	$7.88	$14.34	$(7.88	)(c)	$14.34
Class I2	$7.88	$14.34	$(7.88	)(c)	$14.34

Maximum Offering Price Per Share
Class A	—	$30.40	—		$30.40

(a)	To adjust the Pro Forma Fund for costs associated with the merger.
(b)	To adjust Shares Outstanding of the Pro Forma Fund based on combining the Fund at the Destination Fund’s net asset value.
(c)	To adjust Net Asset Value and Offering Price Per Share of the Pro Forma Fund based on combining the Target Fund at the Destination Fund’s net asset value.

It is impossible to predict with any certainty how many shares of the Destination Fund will actually be received and distributed by the Target Fund on the Closing Date. The foregoing table should not be relied upon to determine the amount of Destination Fund shares that will actually be received and distributed.

OTHER IMPORTANT INFORMATION CONCERNING THE REORGANIZATIONS

Tax Capital Loss Carryforwards

Federal income tax law permits a regulated investment company to carry forward indefinitely its net capital losses to offset its capital gains recognized in future years.

As of October 31, 2018, none of the Funds had unused capital loss carryforwards.

As of the Closing Date, each Fund may have net realized capital gains or losses and may also have net unrealized gains or losses.

Each Reorganization may result in a number of different limitations on the applicable Destination Fund’s ability, following the applicable Reorganization, to use realized and unrealized losses of the applicable Target and Destination Funds. In the taxable year of the Destination Fund in which the Reorganization occurs, the Destination Funds will be able to use capital losses carryforwards of the applicable Target Fund (including from the Target Fund’s short taxable year ending on the Closing Date), subject to the additional limitations described below, to offset only a prorated portion of the Destination Fund’s capital gains for such taxable year, based on the number of days remaining after the Closing Date in such taxable year.

Because shareholders of each Target Fund are expected to own less than 50% of the applicable Destination Fund immediately after the Reorganizations, each Reorganization may result in limitations on the Destination Fund’s ability, following the applicable Reorganization, to use any capital loss carryforwards of the applicable Target Fund (including carryforwards generated in the tax year of the Target Fund ending on the date of the Reorganization) and potentially on the applicable Destination Fund’s ability to use unrealized capital losses inherent in the tax basis of the assets acquired in a Reorganization. Those limitations are imposed on an annual basis. Capital losses in excess of this limitation may be carried forward indefinitely, subject to any other applicable limitations. The annual limitation on the use of those carryforwards for periods following a Reorganization generally will equal the product of the net asset value of the applicable Target Fund immediately prior to the applicable Reorganization and the “long-term tax-exempt rate,” as published by the Internal Revenue Service (“IRS”) and in effect at the time of a Reorganization. This limitation may be prorated in the taxable year of the applicable Destination Fund in which the Reorganization occurs based on the number of days remaining after the Closing Date in such taxable year.

Under certain circumstances, a Reorganization may result in limitations on the applicable Destination Fund’s ability, in the post-Reorganization period, to use a portion of any carryforward generated in its tax year that includes the Reorganization, and potentially on the Destination Fund’s ability to use unrealized capital losses inherent in the tax basis of its assets. Those limitations are imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to generally applicable limitations. If applicable, the annual limitation on the use of those carryforwards for periods following the Reorganization generally will equal the product of the net asset value of the applicable Destination Fund and the “long-term tax-exempt rate,” as published by the IRS.

If a Destination Fund or the corresponding Target Fund has a net unrealized gain inherent in its assets at the time of the applicable Reorganization, then, under certain circumstances, the combined Fund may not offset that gain, to the extent realized within five years of the applicable Reorganization, by a carryforward of pre-Reorganization losses (other than a carryforward of pre-Reorganization losses of the Fund with the net unrealized gain inherent in its assets at the time of the applicable Reorganization) or, in certain cases, by a net unrealized loss inherent at the time of the applicable Reorganization in the assets of the other Fund involved in the

Reorganization. This limitation will generally apply if the Destination Fund’s or the Target Fund’s unrealized capital gains as of the date of the applicable Reorganization are greater than either $10,000,000 or 15% of the value of its assets, subject to certain adjustments, as of the date of the applicable Reorganization.

As a result of the Reorganizations, losses and loss carryforwards will benefit the shareholders of the combined Funds, rather than only the shareholders of the applicable Fund that incurred them. Even if a particular limitation described above would not be triggered solely by a particular Reorganization, the limitation may be triggered by the Reorganization and one or more other transactions entered into by the applicable Target Fund or Destination Fund (including, potentially, another reorganization). By reason of the foregoing rules, taxable shareholders may pay more taxes, or pay taxes sooner, than they otherwise would have if the applicable Reorganization did not occur.

Since the Reorganizations are not expected to close until the close of business on October 18, 2019, the capital loss carryforwards, realized and unrealized gains and losses, and the applicability of the limitations described above may change significantly between now and the completion of a Reorganization. Further, the ability of a Fund to use losses (even in the absence of a Reorganization) also depends on factors other than loss limitations, such as the future realization of capital gains.

PORTFOLIO SECURITIES

If a Reorganization is effected, TAM will analyze and evaluate the portfolio securities of the Target Fund being transferred to the corresponding Destination Fund. Consistent with each Destination Fund’s investment objective and investment strategies and policies, any restrictions imposed by the Code and in the best interests of each Destination Fund’s shareholders (including former shareholders of the corresponding Target Fund), TAM will influence the extent and duration to which the portfolio securities of the corresponding Target Fund will be maintained by each Destination Fund. It is possible that there may be dispositions of some of the portfolio securities of the Target Fund following the Reorganization. Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities by each Combined Destination Fund may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold, the selling Fund’s other gains and losses, and the Combined Destination Fund’s ability to use any available tax loss carryforwards. The disposition of portfolio securities by a Combined Destination Fund is expected to result in brokerage costs, totaling approximately $24,159 for Reorganization 1 and $26,843 for Reorganization 2. The shareholders of the applicable Combined Destination Fund would bear the associated costs with the repositioning.

TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION

The Reorganizations

•	Each Reorganization is scheduled to occur as of the close of business on October 18, 2019, but may occur on such other date as the parties may agree to in writing (the “Closing Date”).

•

On the Closing Date of a Reorganization, the applicable Target Fund will transfer all of its property and assets to the corresponding Destination Fund. In exchange, the corresponding Destination Fund will assume all of the liabilities of the corresponding Target Fund and issue shares, as described below.

•

Each Destination Fund will issue a number of its shares of the applicable class to the Target Fund having an aggregate net asset value equal to the aggregate net asset value of the Target Fund’s corresponding class of shares.

•

Shares of the classes of the applicable Destination Fund corresponding to classes of the corresponding Target Fund will then be distributed on the Closing Date to the corresponding Target Fund’s shareholders in complete liquidation of the Target Fund in proportion to the relative net asset values of their holdings of the applicable classes of shares of the Target Fund. Therefore, on the Closing Date, upon completion of the applicable Reorganization, each Target Fund shareholder will hold shares of the applicable Destination Fund corresponding in class to, and having the same aggregate net asset value as, the Target Fund shares held by that shareholder immediately prior to the Reorganization. The net asset value attributable to each class of shares of the Target Fund will be determined using the Target Fund’s valuation policies and procedures and the net asset value attributable to a class of shares of the Destination Fund will be determined using the Destination Fund’s valuation policies and procedures. The assets of each Target Fund and corresponding Destination Fund are valued using the same valuation policies and procedures.

•	Each Target Fund will be terminated after the Closing Date.

•	The consummation of each Reorganization is not contingent on the consummation of the other Reorganization.

•

No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganizations. Following a Reorganization, shareholders of the applicable Target Fund will be subject to the fees and expenses of the corresponding Destination Fund.

•

Following the Reorganizations, TAM will continue to act as investment adviser to each Destination Fund. WMC will serve as sub-adviser to the Destination Fund in Reorganization 1, and Morgan Stanley will serve as sub-adviser to the Destination Fund in Reorganization 2.

•

The exchange of Target Fund shares for Destination Fund shares in a Reorganization will not result in income, gain or loss being recognized for federal income tax purposes by an exchanging shareholder. Each Reorganization generally will not result in the recognition of gain or loss for federal income tax purposes by the applicable Target Fund or Destination Fund.

Agreement and Plan of Reorganization

Each Reorganization will be undertaken pursuant to the Plan substantially in the form attached as Exhibit A to this Information Statement/Prospectus, which is incorporated herein by this reference. The description of the Plans contained herein, which includes the material provisions of the Plans, is qualified in its entirety by the attached copy.

Determination of Net Asset Value. In each Reorganization, the applicable Destination Fund will deliver to the corresponding Target Fund a number of full and fractional Destination Fund shares of each class with an aggregate net asset value equal to the net asset value of the Target Fund attributable to the corresponding class of the Target Fund’s shares. The net asset value per share of each class of such Destination Fund shall be computed using the Destination Fund’s valuation procedures and the net asset value per share of each class of such Target Fund shall be computed using the Target Fund’s valuation policies and procedures. The number of full and fractional Destination Fund shares shall be determined, with respect to each class, by dividing the value of the Target Fund’s net assets with respect to that class of the Target Fund’s shares by the net asset value of one share of the corresponding class of the Destination Fund’s shares (see Section 1.1 of the form of Plan attached as Exhibit A).

Conditions to Closing the Reorganizations. The obligation of each Fund to consummate the applicable Reorganization is subject to the satisfaction of certain conditions, including the Fund’s performance of all its obligations under the Plan, the receipt of certain documents and financial statements from the subject Target Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Sections 6 and 7 of the form of Plan attached as Exhibit A). The consummation of each Reorganization is not contingent on the consummation of the other Reorganization.

The obligations of each Fund are subject to the receipt of a favorable opinion of Morgan, Lewis & Bockius LLP as to the United States federal income tax consequences of the Reorganizations (see Section 8.4 of the form of Plan attached as Exhibit A).

Termination of the Plan. The Board may terminate the Plan at any time before the Closing Date, if the Board believes that proceeding with the Plan is inadvisable with respect to the subject Target Fund or Destination Fund, respectively. Any such termination will be effective when communicated to the other party (see Section 12 of the form of Plan attached as Exhibit A).

Expenses of the Reorganizations. It is anticipated that the total cost of each Reorganization will range from approximately $50,000 to $60,000. In light of the expected benefits to be received by both the Target Fund and the Destination Fund as a result of Reorganization 1, the associated costs will be shared equally by both the Target Fund and the Destination Fund. Given the expected benefits to be received by the Target Fund as a result of Reorganization 2, the associated costs will be borne solely by the Target Fund. The expenses incurred in connection with each Reorganization will be paid by the party directly incurring such expenses (without reimbursement by another person) if and to the extent that the payment by another person of such expenses would prevent a Fund from being treated as a “regulated investment company” under the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on the Target Fund or the Destination Fund or on shareholders of the Target Fund or Destination Fund (see Section 10.2 of the form of Plan attached as Exhibit  A).

TAX STATUS OF THE REORGANIZATIONS

Each Reorganization is conditioned upon the receipt by the applicable Target Fund and the corresponding Destination Fund of an opinion from Morgan Lewis & Bockius LLP, counsel to the Funds, substantially to the effect that, for federal income tax purposes:

•

The transfer of all the Target Fund’s assets to the Destination Fund in exchange solely for (a) the issuance of the Destination Fund shares to the Target Fund and (b) the assumption of the Target Fund’s liabilities by the Destination Fund, followed by the distribution of the Destination Fund shares to the Target Fund shareholders in complete liquidation of the Target Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Target Fund and the Destination Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

No gain or loss will be recognized by the Destination Fund upon receipt of the assets of the Target Fund solely in exchange for shares of the Destination Fund and the assumption by the Destination Fund of all the liabilities of the Target Fund as part of the Reorganization;

•

The tax basis in the hands of the Destination Fund of the assets of the Target Fund transferred in the Reorganization will be the same as the tax basis of such assets in the hands of the Target Fund immediately before the transfer of the assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund upon the transfer;

•

The holding period in the hands of the Destination Fund of each asset of the Target Fund transferred in the Reorganization, other than assets with respect to which gain or loss is required to be recognized in the Reorganization, will include the period during which the asset was held by the Target Fund (except where investment activities of the Destination Fund have the effect of reducing or eliminating the holding period with respect to an asset);

•

No gain or loss will be recognized by the Target Fund upon the transfer of its assets to the Destination Fund solely in exchange for the Destination Fund shares and the assumption by the Destination Fund of all of the liabilities of the Target Fund, or upon the distribution of the Destination Fund shares by the Target Fund to its shareholders in complete liquidation of the Target Fund, except for (1) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (2) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (3) any other gain or loss that may be required to be recognized as a result of the closing of the Target Fund’s taxable year or upon transfer of an asset regardless of whether the transfer would otherwise be a non-recognition transaction under the Code;

•	No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their shares of the Target Fund solely for the shares of the Destination Fund as part of the Reorganization;

•

The aggregate tax basis of the Destination Fund shares received by each shareholder of the Target Fund in the Reorganization will be the same as the aggregate tax basis of the shares of the Target Fund surrendered in exchange therefor; and

•

Each Target Fund shareholder’s holding period for its Destination Fund shares received in the Reorganization will include the holding period for the shares of the Target Fund exchanged therefor, provided that the shareholder held the Target Fund shares as capital assets on the date of the exchange.

In rendering such opinion, counsel will rely upon, among other things, certain facts, assumptions and representations of the Trust, made on behalf of the Target Fund and Destination Fund.

No tax ruling has been or will be received from the IRS in connection with either Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

Immediately prior to each Reorganization, the applicable Target Fund will declare and pay a dividend, which, together with all previous dividends for the taxable year, is intended to have the effect of distributing to the Target Fund shareholders all of the Target Fund’s net capital gain (taking into account available capital loss carryforwards), if any, all of its investment company taxable income (computed without regard to any deduction for dividends paid), if any, and all of its net tax-exempt income, if any, for the taxable year ending on the Closing Date. The amount of such distribution to the shareholders of the applicable Target Fund is estimated as of June 30, 2019, to be as set forth in the table below. Any amount actually distributed to a Target Fund’s shareholders immediately prior to the applicable Reorganization may be higher or lower than the estimated amount set forth in the table below. Any such distribution generally will be taxable to the Target Fund shareholders.

Fund	Distribution Amount (per Share)
Transamerica Concentrated Growth	$0.0000
Transamerica Growth	$0.0000

The foregoing discussion is very general. The foregoing consequences may not apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. This discussion does not address any state, local or foreign or non-income tax consequences of the Reorganizations. You should consult your tax adviser for the particular tax consequences to you of the applicable transaction, including the applicability of any state, local or foreign tax laws.

FUNDAMENTAL INVESTMENT POLICIES OF THE FUNDS

Each Fund has adopted certain fundamental investment policies that may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. Under the 1940 Act, the vote of a majority of the outstanding voting securities of a Fund means the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present at the meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Fund. The following table lists the fundamental policies for each Target Fund and each Destination Fund. The Target Funds and Destination Funds have the same fundamental investment policies. For a more complete discussion of a Fund’s other investment policies and fundamental and non-fundamental investment restrictions, please see the Fund’s statement of additional information.

	Target Fund	Destination Fund
Borrowing	The Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.

Underwriting Securities	The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.

Making Loans	The Fund may make loans only as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Senior Securities	The Fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.

Real Estate	The Fund may not purchase or sell real estate except as permitted by the 1940 Act.

Commodities	The Fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted from time to time under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.

Concentration of Investments	The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, as the relevant terms are used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Non-Fundamental Policies

Each Target Fund and each Destination Fund has adopted the following non-fundamental policies, which may be changed by the Board of the Trust without shareholder approval.

1.	Illiquid investments

No Fund may purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities.

2.	Purchasing securities on margin

No Fund may purchase securities on margin except to obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts and other derivative instruments shall not constitute purchasing securities on margin.

3.	Underlying funds in funds-of-funds investment limitation

No Fund may acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on the provisions of Section 12(d)(1)(F) or Section 12(d)(1)(G) of the Investment Company Act of 1940, as amended. This policy does not prevent a Fund from investing in securities of registered open-end investment companies or registered unit investment trusts in reliance on any other provision of applicable law or regulation.

HOW TO CONTACT THE FUNDS

•	Customer Service: 1-888-233-4339

•	Internet: www.transamerica.com

•	Fax: 1-888-329-4339

Mailing Address:	Transamerica Fund Services, Inc. P.O. Box 219945 Kansas City, MO 64121-9945

Overnight Address:	Transamerica Fund Services, Inc. 330 W. 9th Street Kansas City, MO 64105

OPENING AN ACCOUNT

Fill out the New Account Application, which is available on our website. Transamerica Funds requires all applications to include an investment representative or an approved broker-dealer of record. An approved broker-dealer is one that is providing services under a valid dealer sales agreement with the funds’ distributor. If you are an institutional entity or an employee of Transamerica and its affiliates that qualifies for Class I share purchases, Transamerica may not require a broker-dealer on your application at the time the account is established.

IRAs and other retirement plan accounts require different applications, which you can request by calling Customer Service or by visiting our website at www.transamerica.com.

Federal regulations may require the fund to obtain, verify and record certain information from you and persons authorized to act on your behalf in order to establish an account. Required information includes name, date of birth (for an individual), permanent residential address or principal place of business and Social Security Number or Employer Identification Number. The fund may also ask to see other identifying documents. If you do not provide the information, the fund may not be able to open your account. Identifying information must be provided for each trader on an account. The fund may also place limits on account transactions while it is in the process of verifying your identity. If the fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the fund believes it has identified potentially criminal activity, the fund reserves the right to take action it deems appropriate or as required by law, which may include redeeming your shares and closing your account.

Additional shares may be purchased through a retirement plan’s administrator, record-keeper or financial service firm serving as an intermediary.

Class T2 shares are available through financial intermediaries who have an agreement with Transamerica Asset Management or its affiliates to offer the shares on their platforms. The intermediary is responsible for opening your account and providing Transamerica Funds with your taxpayer identification number. The Funds do not currently offer Class T2 shares.

Minimum Investment±

Class A and Class C Shares:

Type of Account	Minimum Initial Investment (per fund account)	Minimum Subsequent Investment (per fund account)
Regular Accounts	$1,000	$50
IRA, Roth IRA or Coverdell ESA	$1,000	$50
Employer-sponsored Retirement Plans (includes 403(b), SEP and SIMPLE IRA plans)	$1,000	$50
Uniform Gift to Minors (“UGMA”) or Transfer to Minors (“UTMA”)	$1,000	$50
Payroll Deduction and Automatic Investment Plans	$500	$50	*

Class I Shares**:

Type of Account	Minimum Initial Investment (per fund account)	Minimum Subsequent Investment (per fund account)
Regular Accounts	$1,000,000	N/A
IRA, Roth IRA or Coverdell ESA	$1,000,000	N/A
Employer-sponsored Retirement Plans	Waived	N/A
Uniform Gift to Minors (“UGMA”) or Transfer to Minors (“UTMA”)	$1,000,000	N/A
Payroll Deduction and Automatic Investment Plans	$1,000,000	$50	*

±

Class T2 shares require a minimum initial investment per fund account of $1,000, and minimum subsequent investment per fund account of $50. The Funds do not currently offer Class T2 shares. There is no minimum initial investment for Class I2, Class R1 or Class R6 shares.

*	Minimum monthly per fund account investment.

Note: Transamerica Funds reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part. Omnibus accounts maintained on behalf of certain 401(k) and other retirement plans are not subject to these account minimum requirements. The minimums may be waived for certain employer-sponsored retirement plans under which the employee limits his or her salary deferral purchase to one fund account. There are no minimums for “wrap” accounts for the benefit of clients of certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with Transamerica Funds or Transamerica Capital, Inc., and for investments made by a retirement plan described in Section 401(a), 401(k), 401(m), 403(b) or 457 of the Internal Revenue Code.

**

Class I shares are currently primarily offered for investment to institutional investors including, but not limited to, fee-based programs, qualified retirement plans, certain endowment plans and foundations and Directors, Trustees and employees of the funds’ affiliates. Class I shares may also be available on certain brokerage platforms. An investor transacting in Class I shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. The minimum investment for Class I shares is $1,000,000 per fund account, but will be waived for certain investors, including wrap accounts or fee-based programs, qualified retirement plans, certain endowment plans and foundations, financial intermediaries that submit trades on behalf of underlying investors, shareholders who received Class I shares in the conversion of Class P shares to Class I shares on February 10, 2012, Directors, Trustees and officers of any Transamerica-sponsored funds, and employees of Transamerica and its affiliates. The minimum initial investment on Class I shares is waived for investors investing through the Merrill Lynch fee-based advisory platform.

By Mail

•	Send your completed application and check made payable to Transamerica Fund Services, Inc.

Through an Authorized Dealer

•	The dealer is responsible for opening your account and providing Transamerica Funds with your taxpayer identification number.

BUYING AND SELLING OF FUND SHARES

The following describes how shareholders may buy and sell shares of the Funds and how each Fund determines its net asset value.

Purchase and Redemption of Shares

Investors may purchase shares of the funds at the “offering price” of the shares, which is the net asset value per share (“NAV”) plus any applicable initial sales charge. Please note that purchase requests initiated through an automated service that exceed $50,000 per day may be rejected and must be submitted by check or via bank wire.

Transamerica Funds must receive your payment within two business days after your order is accepted.

Transamerica Funds or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege, without notice and regardless of size. Each fund reserves the right to discontinue offering any class of shares at any time, to liquidate any class of shares or merge any class of shares into another class of shares, or to cease investment operations entirely.

Each fund reserves the right to make additional exceptions or otherwise to modify the foregoing policies at any time.

Class I2 Shares:

Class I2 shares are currently primarily offered for investment in certain funds of funds, as well as other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Purchase requests initiated through an automated service that exceed $50,000 per day are not permitted and must be submitted by check or via bank wire.

Purchasing

By Check

•	Make your check payable and send to Transamerica Fund Services, Inc.

•

If you are purchasing shares in an existing account(s), please reference your account number(s) and the Transamerica fund(s) in which you wish to invest. If you do not specify the fund(s) in which you wish to invest, and your referenced account is invested in one Transamerica fund, your check will be deposited into such fund. If you do not specify the fund(s) in which you wish to invest and own more than one fund, your investment may be rejected.

•	Redemption proceeds will be withheld for up to 10 calendar days from the date of purchase for funds to clear.

•

Transamerica Funds does not accept cash, money orders, traveler’s checks, credit card convenience checks, or starter checks without pre-printed information. Cashier’s checks and third-party checks may be accepted, subject to approval by Transamerica Funds. We reserve the right to reject or accept any form of payment. Any unacceptable forms of payment will be returned.

•	If you are opening a new account, send your completed application along with your check.

By Automatic Investment Plan

With an Automatic Investment Plan (“AIP”), a level dollar amount is invested monthly and payment is deducted electronically from your bank account. Due to your bank’s requirements, please allow up to 30 days for your AIP to begin. Investments may be made between the 3rd and 28th of each month only, and will occur on the 15th if no selection is made. Call Customer Service for information on how to establish an AIP or visit our website to obtain an AIP request form.

By Telephone

You may request an electronic transfer of funds from your bank account to your Transamerica Funds account. The electronic bank link option must be established in advance before Automated Clearing House (“ACH”) purchases will be accepted. Call Customer Service or visit our website at www.transamerica.com for information on how to establish an electronic bank link. Due to your bank’s requirements, please allow up to 30 days to establish this option.

Through an Authorized Dealer

If your dealer has already established your account for you, no additional documentation is needed. Call your dealer to place your order. Transamerica Funds must receive your payment within two business days after your order is accepted.

By Internet

You may request an electronic transfer of funds from your bank account to your Transamerica Funds account. The electronic bank link option must be established in advance before ACH purchases will be accepted. Call Customer Service or visit our website at www.transamerica.com for information on how to establish an electronic bank link.

By Payroll Deduction

You may have money transferred regularly from your payroll to your Transamerica Funds account. Call Customer Service to establish this option.

By Wire Transfer

You may request that your bank wire funds to your Transamerica Funds account (note that your bank may charge a fee for such service). You must have an existing account to make a payment by wire transfer. Ask your bank to send your payment to:

State Street Bank and Trust Company, Boston, MA, ABA#011000028

Credit: Transamerica Funds Acct #00418533

Ref: Shareholder name, Transamerica fund and account numbers.

Shares will be purchased at the next determined public offering price after receipt of your wire if you have supplied all other required information.

Other Information

If your check, draft or electronic transfer is returned unpaid by your bank, you will be charged a fee of $20 for each item that has been returned.

Transamerica Funds reserves the right to terminate your electronic draft privileges if the drafts are returned unpaid by your bank.

Transamerica Funds or its agents may reject a request for purchase of shares at any time, in whole or in part, in its discretion for any reason at any time, and is not obligated to provide notice before rejecting or canceling an order, including, but not limited to, any purchase under the exchange privilege and any purchase request that does not include an investment representative or an approved broker-dealer.

Selling Shares

Shares may be sold (or “redeemed”) on any day the New York Stock Exchange is open for business. Proceeds from the redemption of shares will normally be sent to redeeming shareholders within three business days after receipt of a redemption request in good order, but in any event within seven days, regardless of the method the fund uses to make such payment (e.g., check, wire or electronic funds transfer (ACH)). However, Transamerica Funds may postpone payment under certain circumstances, such as when the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC or authorized by law.

If you have recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the fund is reasonably satisfied that the check or electronic funds transfer has cleared (which may take up to ten calendar days). This delay may be avoided if you purchase shares by Federal Funds wire or certified check.

Please note that redemption requests greater than $50,000 per day must be submitted in writing. In addition, amounts greater than $50,000 cannot be sent via ACH (check or federal funds wire only). Additionally, requests totaling more than $100,000 must be in writing with an original signature guarantee for all shareholders. Certain direct institutional accounts may utilize alternative methods in place of a signature guarantee.

The electronic bank link option must be established in advance for payments made electronically to your bank such as ACH or expedited wire redemptions. Call Customer Service to verify this feature is in place on your account or to obtain information on how to establish the electronic bank link.

Shares are redeemed at NAV, minus any applicable sales charge.

To request your redemption and receive payment by:

Direct Deposit – ACH

•

You may request an “ACH redemption” in writing, by phone or by internet access to your account. The electronic bank link must be established in advance. Payment should usually be received by your bank account 2-4 banking days after your request is received in good order. Transamerica Funds does not charge for this payment option. Certain IRAs and qualified retirement plans may not be eligible to request redemptions via the internet.

Direct Deposit – Wire

•

You may request an expedited wire redemption in writing or by phone. The electronic bank link must be established in advance. Otherwise, an original signature guarantee will be required. Wire redemptions have a minimum of $1,000 per wire. Payment should be received by your bank account the next banking day after your request is received in good order. Transamerica Funds charges $10 for this service. Your bank may charge a fee as well.

Check to Address of Record:

•

Written Request – Send a letter requesting a withdrawal to Transamerica Funds. Specify the fund, account number, and dollar amount or number of shares you wish to redeem. Be sure to include all shareholders’ signatures and any additional documents, as well as an original signature guarantee(s) if required. If you are requesting a distribution from an IRA, federal tax withholding of 10% will apply unless you elect otherwise. If you elect to withhold, the minimum tax withholding rate is 10%.

Telephone or Internet Request

•	You may request your redemption by phone or internet. Certain IRAs and qualified retirement plans may not be eligible.

Check to Another Party/Address

•	This request must be in writing, regardless of amount, signed by all account owners with an original signature guarantee.

Systematic Withdrawal Plan (by Direct Deposit – ACH or Check)

•

You can establish a Systematic Withdrawal Plan (“SWP”) either at the time you open your account or at a later date. Systematic withdrawals may be made via ACH between the 3rd and 28th day of the month only, or via check on the 20th day of the month only. Call Customer Service for information on how to establish a SWP, or visit our website to obtain the appropriate form to complete.

Through an Authorized Dealer

•	You may redeem your shares through an authorized dealer (they may impose a service charge). Contact your Registered Representative or Dealer for assistance.

Your Request to Sell Your Shares and Receive Payment May Be Subject to:

•	The type of account you have and if there is more than one shareholder. For example, we may require additional documentation for certain account types or multiple signatures.

•

The dollar amount you are requesting; redemptions over $50,000 must be in writing and those redemptions totaling more than $100,000 require a written request with an original signature guarantee for all shareholders on the account.

•

A written request and original signature guarantee may be required if there have been recent changes made to your account (such as an address change) or other such circumstances. For your protection, if an address change was made in the last 10 days, Transamerica Funds requires a redemption request in writing, signed by all account owners with an original signature guarantee.

•	When redeeming all shares from an account with an active AIP, your AIP will automatically be stopped. Please contact Customer Service if you wish to re-activate your AIP.

•

Each fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.

•	Redemption proceeds will be withheld for up to 10 calendar days from the date of purchase for funds to clear.

•	If you request that a withdrawal check be delivered overnight, a $20 overnight fee will be charged.

Please see additional information relating to original signature guarantee later in this Information Statement/Prospectus.

Shares will normally be redeemed for cash, although each fund retains the right to wholly or partly redeem its shares in kind, under unusual circumstances (such as adverse or unstable market, economic, or political conditions), in an effort to protect the interests of shareholders by the delivery of securities selected from its assets at its discretion. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. The disposal of the securities received in-kind may be subject to brokerage costs and, until sold, such securities remain at market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the fund pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities. Each fund may pay redemption proceeds with cash obtained through short-term borrowing arrangements, if available. Please see the SAI for more details.

Involuntary Redemptions

Each fund reserves the right, to the fullest extent permitted by law, to close your account if the account value falls below the fund’s minimum account balance, including solely due to declines in NAV, or you are deemed to engage in activities that are illegal (such as late trading), activity that is believed to be detrimental to the fund (such as market timing), or other potential criminal or fraudulent activity.

Exchanging Shares

•	You may request an exchange in writing, by phone, or by accessing your account through the internet.

•	You can exchange shares in one fund for shares in the same class of another fund.

•

Class A and Class C shares minimum exchange to a new fund account is $1,000. This minimum is reduced to $500 per fund account if you elect to establish an AIP and invest a minimum of $50 per month, per fund account. If you want to exchange between existing fund accounts, the required minimum will be $50 per fund account.

•	Class I shares minimum exchange to a new fund account is $1,000,000 per fund account but will be waived for certain investors as outlined within the Minimum Investment Section.

•

An exchange is treated as a redemption of a fund’s shares, followed by a purchase of the shares of the fund into which you exchanged. Prior to making exchanges into a fund that you do not own, please read the prospectus for that fund carefully.

•	If you exchange all your shares to a new fund, any active systematic plan that you maintain with Transamerica Funds will also carry over to this new fund unless otherwise instructed.

•

In certain circumstances, shares of one class of a fund may also be exchanged directly for shares of another class of the same fund, as described in the Statement of Additional Information and/or in the “Converting Shares” section below.

•	Transamerica Funds reserves the right to modify or terminate the exchange privilege at any time upon 60 days’ written notice.

•	Transamerica Funds reserves the right to deny any exchange request involving transactions between classes of shares. Please review your individual circumstances with your financial professional.

•	The minimum exchange amount may be waived with respect to transactions in omnibus accounts maintained on behalf of certain 401(k) and other retirement plans.

•

For Class R1 and Class R6 shares, if authorized by your plan, you can request an exchange of your shares in one fund for corresponding shares of another fund. Please refer to your plan’s documents for additional information. An exchange is treated as a redemption of a fund’s shares followed by a purchase of the shares of the fund into which you exchanged. Prior to making exchanges into a fund you do not own, please read the prospectus of that fund.

An exchange of shares in one fund for shares of another fund is considered a redemption followed by a purchase and generally results in a capital gain or loss for federal income tax purposes, unless you are investing through an IRA, 401(k) or other tax-advantaged account. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should consult your tax advisor before making an exchange.

Converting Shares

If you hold Class A, Class C, or Class I2 shares and are eligible for purchase of Class I shares as described under the Minimum Investment section, you may be eligible to convert your Class A, Class C, or Class I2 shares to Class I shares (or, under certain circumstances, convert to Class A shares) of the same fund, subject to the discretion of Transamerica Fund Services, Inc., to permit or reject such a conversion. If you hold Class I shares and are eligible to purchase Class R6 shares, you may be eligible to convert Class I shares to Class R6 shares of the same fund, subject to certain conditions. If you hold Class I shares and are eligible to purchase Class I2 shares, you may be eligible to convert Class I shares to Class I2 shares of the same fund, subject to certain conditions. Class I investors that are no longer eligible for wrap or fee based programs may convert from Class I shares to Class A shares at the request of the financial intermediary. Please contact your financial adviser or Customer Service for conversion requirements and instructions.

If you hold Class A or Class C shares and you are eligible to purchase Class T2 shares, you may be eligible to convert your shares to Class T2 shares of the same fund, subject to the discretion of Transamerica Fund Services, Inc. to permit or reject such a conversion. Please contact your financial advisor or Customer Service for conversion requirements and instructions.

A conversion between share classes of the same fund is a nontaxable event.

If you convert from one class of shares to another, the transaction will be based on the respective NAVs of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAV. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares. Note that you may be responsible for paying a CDSC upon conversion if the shares have not reached the applicable holding period.

Choosing a Share Class

Individual investors can generally invest in Class A and Class C shares. The amount of your investment and the amount of time that you plan to hold your shares will determine which class of shares you should choose. You should make this decision carefully because all of your future investments in your account will be in the same share class that you designate when you open your account. Your financial professional can help you choose the share class that makes the best sense for you.

If you are investing a large amount and/or plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you may want to consider Class C shares if you plan to invest for a period of less than 5 years. If you hold Class C shares for ten years from the date of purchase, they will generally automatically convert to Class A shares of the same fund, resulting in lower 12b-1 distribution and fees after conversion. Please see the section “Class C Shares – Level Load” for further information of the conversion process.

Transamerica Funds may, at any time and in its sole discretion, add, delete, or change the sales charges for any share class.

Class T2 shares are available only to investors who are investing through a financial intermediary who has an agreement with Transamerica Capital, Inc., the fund’s distributor, to sell shares of the fund. Not all financial intermediaries make Class T2 shares available to their clients. Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. Certain financial intermediaries through which you may invest in fund shares may impose their own investment fees, policies and procedures for purchasing and selling fund shares, which are not described in this prospectus or the fund’s SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of fund shares and the financial intermediary’s policies, procedures and other information.

Information regarding sales charges can also be found (free of charge) on the Transamerica Funds website at https://www.transamerica.com/individual/what-we-offer/education/learning-center/. Scroll down to “Get smart with investing basics” and click on “Three important considerations” and click on “download” to download the guide.

Class A Shares – Front Load

With Class A shares, you pay an initial sales charge only when you buy shares. (The offering price includes the sales charge.)

There are 12b-1 distribution and service fees of up to 0.25% per year.

If you are investing $1 million or more in a Transamerica Fund, you can purchase Class A shares without any sales charge. However, if you redeem any of those shares within the first 24 months after buying them, you will pay a 1.00% contingent deferred sales charge (“CDSC”), unless they were purchased through a retirement plan described in Section 401(a), 401(k), 401(m), 403(b) or 457 of the Internal Revenue Code with assets of $1 million or more and whose accounts are held through an omnibus or plan level arrangement, or through a “wrap” account or fee-based program for the benefit of clients of certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with Transamerica Funds or TCI and did not receive an upfront commission (finder’s fee) the CDSC may be waived. In the event that you exchange Class A shares purchased in an amount of $1 million or more for shares of another fund, you will be charged the CDSC imposed by the fund into which you exchange your shares. The term of this CDSC will commence on the date that you initially purchase Class A shares of a Transamerica fund in an amount of $1 million or more.

Sales charge (“load”) waivers may be available for eligible purchases made through financial intermediaries that offer Transamerica Funds Class A shares on a load-waived basis to certain investors in accordance with the intermediary’s policies and procedures. Sales charge waivers may also be available for certain employee benefits or retirement plans, other than employee benefits or retirement plans that purchase Class A Shares through brokerage relationships in which sales charges are customarily imposed.

Whether a sales charge waiver is available depends upon the policies and procedures of your brokerage firm or intermediary. Purchasers must notify their financial intermediary if they believe they are eligible for a discount or waiver before the placement of an order, and provide information requested by the financial intermediary. Not all financial intermediaries that sell the funds may offer any or all of the discounts or waivers. See the section Waivers and/or Reductions of Charges for further details.

Class T2 Shares – Front Load

With T2 shares, you pay an initial sales charge only when you buy shares. (The offering price includes the sales charge.)

There are 12b-1 distribution and service fees of up to 0.25% per year.

Class C Shares – Level Load

With Class C shares, you pay no initial sales charge. You will pay a 1.00% CDSC if shares are redeemed during the first 12 months. There are 12b-1 distribution and service fees of up to 1.00% per year.

The maximum purchase order in Class C shares is $999,999.99.

Subject to the conditions and circumstances set out below, Class C shares will automatically convert to Class A shares after ten years from the date of purchase, provided that the relevant Transamerica Funds or the financial intermediary through which you have purchased or hold Class C shares, has records verifying that the Class C shares have been held for at least ten years. Conversion is done at NAV. Please check with your financial intermediary for details. Please note that the financial intermediary involved with your share purchase is solely responsible for converting any eligible Class C shares in an omnibus arrangement. Certain financial intermediaries may choose to convert your Class C shares in an omnibus arrangement earlier than ten years. The automatic conversion of Class C shares to Class A shares will not apply to Class C shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account. Account numbers will need to be provided by the financial intermediary holding the group retirement plan(s) to have those accounts excluded from the automatic conversion. In such circumstances, please speak to your financial advisor (or the plan provider’s financial intermediary) for further information.

Following the conversion of your Class C shares, your new Class A shares will be subject to those charges as set out for Class A shares (above).

Contingent Deferred Sales Charge

Your shares may be subject to a CDSC. Dividends and capital gains are not subject to the sales charge. There is no charge on any increase in the value of your shares. Transamerica Funds will always use the first in, first out method to fulfill your redemption requests. If your shares are worth less than when you bought them, the charge will be assessed on their current, lower value. In some cases, the sales charge may be waived.

Waivers and Reductions of Sales Charges

You may be eligible for reductions and waivers of sales charges. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is set forth below. In addition, certain intermediaries may provide different sales charge discounts and/or waivers. These sales charge variations and the applicable intermediaries are further described in the Appendix to this Information Statement/Prospectus titled “Waivers and Discounts Available from Intermediaries.” You should consult your broker or financial advisor or TAM for assistance.

Class A Sales Charge Reductions

You can lower the sales charge percentage in the following ways:

•	Substantial investments receive lower sales charge rates.

•

The “rights of accumulation” allows you, your spouse and children under age 21 to include the value of your existing holdings in any class of shares of the Transamerica Funds to determine your Class A charge. Breakpoints are derived from the daily NAV at the market close, the current combined NAV value at the time of the purchase and the gross amount of the new purchase.

•

A Letter of Intent (“LOI”) allows you, your spouse and children under age 21 to count all share investments, up to a maximum of $1 million, in a Transamerica fund over the next 13 months, as if you were making them all at once, to qualify for reduced sales charges on your Class A investments. The 13 month period will begin on the date of your first purchase following the execution of your LOI. The market value of your existing holdings eligible to be aggregated as of the trading day immediately before the start of your LOI period will be credited toward satisfying your LOI. Purchases made at NAV after the establishment of your LOI (as a result of another waiver or sales charge reduction) shall not count toward meeting the amount stated in your LOI. Transamerica Funds will reserve a portion of your shares to cover any additional sales charge that may apply if your LOI amount is not met.

•

By investing as part of a qualified group. An individual who is a member of a qualified group may purchase Class A shares at the reduced sales charge applicable to that group as a whole. A “qualified group” is one which has at least ten members; has been in existence for at least six months; has some purpose in addition to the purchase of mutual fund shares at a discount; has agreed to include fund sales publications in mailings to members; has arrangements made for access to the group which are satisfactory to Transamerica Funds’ transfer agent; has arrangements satisfactory to Transamerica Funds’ transfer agent established for verification that the group meets these requirements; and the group’s sole organizational nexus or connection is not that the members are credit card holders of a company, policy holders of an insurance company, customers of a bank or a broker-dealer, clients of an investment manager or security holders of a company. Transamerica Funds reserves the right to waive the requirement that the group continue to meet the minimum membership requirement or the requirement that an investor continues to belong to the group in order to qualify for lower sales charges (but not to waive either of these requirements initially). To establish a group purchase program, both the group itself and each participant must complete an application. Please contact Customer Service (1-888-233-4339) for further information and assistance. Qualified group accounts are not eligible to be counted under a rights of accumulation or LOI sales charge reduction or waiver with accounts other than accounts in the qualified group.

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By investing in a SIMPLE IRA plan held by Transamerica Fund Services, Inc. with UMB Bank, N.A. as custodian, you and all plan participants will receive a reduced sales charge on all plan contributions that exceed quantity discount amounts. SIMPLE IRA plan accounts are not eligible to be counted toward a sales charge reduction or waiver with accounts other than accounts in the SIMPLE IRA plan.

Waiver of Class A Initial Sales Charges

Class A shares may be purchased without a sales charge by:

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Current and former trustees, directors, officers, and employees of Transamerica Funds and its affiliates; employees of Transamerica Funds sub-advisers; sales representatives and employees of dealers having a sales agreement with Transamerica Funds’ distributor, TCI; and any family members thereof;

•	Any trust, pension, profit-sharing or other benefit plan for any of the foregoing persons;

•	“Wrap” accounts or fee-based programs for the benefit of clients of certain broker-dealers or financial institutions;

•

Employer-sponsored retirement plans described in Section 401(a), 401(k), 401(m), 403(b) or 457 of the Internal Revenue Code with assets of $1 million or more and whose accounts are held through an Omnibus or plan level arrangement;

•

Retirement plans described in Section 401(a), 401(k), 401(m), 403(b), or 457 of the Internal Revenue Code whose accounts are held through an Omnibus or plan level arrangement that purchased Class A shares without a sales charge prior to August 31, 2007;

•	Other retirement plans that purchased Class A shares without a sales charge prior to April 28, 2006;

•	Other retirement plans whose accounts are held through an arrangement with Morgan Stanley & Co. Incorporated;

•	Other retirement plans whose accounts are held through an arrangement with Ascensus (formerly BISYS Retirement);

•	Other retirement plans whose accounts are held through an arrangement with Sammons Financial NetworkSM LLC;

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Other retirement plans, non-qualified brokerage accounts, and other accounts that are opened through an arrangement with Transamerica Retirement Advisors, Inc., Transamerica Retirement Solutions Corporation, Transamerica Investors Securities Corporation or Clark Consulting, LLC;

•	Other individual retirement accounts held in the Merrill Lynch Investor Choice Annuity (IRA Series) with Transamerica Advisors Life Insurance Company and Transamerica Financial Life Insurance Company;

•

Certain financial intermediaries who have entered into an agreement with Transamerica Capital, Inc. to offer shares to self-directed investment brokerage accounts or on self-directed platforms that may or may not charge a transaction fee to their customers (Please see the Appendix to the Information Statement/Prospectus titled “Waivers and Discounts Available from Intermediaries” for more information);

•	Employees of DST Systems, Inc., for such time as DST Systems, Inc. has an active service agreement with Transamerica Funds; and

•	Employees of State Street Bank & Trust Company, for such time as State Street Bank & Trust Company has an active service agreement with Transamerica Funds.

Investments by the retirement plan accounts mentioned above are not eligible to be counted under a rights of accumulation or letter of intent sales charge reduction or waiver with accounts other than accounts in the retirement plan.

Any person listed above (including retirement plan accounts and retirement plans) who requests a waiver of sales charges must provide adequate information to his/her broker-dealer or other financial intermediary or the funds’ distributor to substantiate such request.

Persons eligible to buy Class A shares at NAV may not impose a sales charge when they re-sell those shares.

Waiver of Class T2 Initial Sales Charges

No sales charge is imposed on Class T2 shares of the fund if the shares were:

•	Purchased through the reinvestment of dividends and/or capital gains distributions;

•	Obtained in connection with a conversion from Class A or Class C shares of the fund; or

•	Obtained in connection with a plan of reorganization of a Transamerica fund, such as a merger, asset acquisition or exchange offer to which the fund is a party.

Waiver of Class A and Class C Contingent Deferred Sales Charges

You will not be assessed a sales charge in the following situations:

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Following the death of the shareholder on redemptions from the deceased person’s account only. If this deceased person’s account is re-registered to another name, sales charges would continue to apply to this new account. The transfer agent will require satisfactory proof of death before it determines to waive the CDSC fee.

•

Following the total disability of the shareholder (as determined by the Social Security Administration — applies only to shares held at the time the disability is determined). The transfer agent will require satisfactory proof of disability before it determines to waive the CDSC fee.

•	On redemptions made under Transamerica Funds’ systematic withdrawal plan (may not exceed an annualized 12% of the account value per fund on the day the systematic withdrawal plan was established).

•	If you redeem your shares and reinvest the proceeds in the same class of any fund within 90 days of redeeming, the sales charge on the first redemption is waived.

•	For clients of broker-dealers that redeem Class C shares for which the selling broker-dealer was not paid an up-front commission by TCI.

Information on sales charge reductions and/or waivers can also be found (free of charge) on the Transamerica Funds website at https://www.transamerica.com/individual/what-we-offer/products/mutual-funds/.

The Following Information Applies to Class R1 and R6 Shares

Class R1 and R6 Availability

Class R1 and R6 shares of the funds are intended for purchase by participants in certain retirement plans described below and under the following conditions:

•	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans).

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Class R1 and R6 shares are available only to eligible retirement plans where Class R1 and R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).

•

The plan’s record-keeper or financial service firm serving as an intermediary must have an agreement with Transamerica Funds or its agents to utilize Class R1 and R6 shares in certain investment products or programs.

The financial service firm serving as an intermediary can provide participants with detailed information on how to participate in the plan, elect a fund as an investment option, elect different investment options, alter the amounts contributed to the plan or change allocations among investment options. For questions about participant accounts or to obtain an application to participate in a plan, participants should contact their financial service firm serving as an intermediary, employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.

Financial service firms may provide some of the shareholder servicing and account maintenance services required by retirement plan accounts and their plan participants, including transfers of registration, dividend payee charges and generation of confirmation statements, and may arrange for plan administrators to provide other investment or administrative services. Financial service firms may charge retirement plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, retirement plans may charge plan participants for certain expenses. These fees and additional amounts could reduce the return of investments in Class R1 and R6 shares of the funds.

Opening an Account and Purchasing Shares

Eligible retirement plans generally may open an account and purchase Class R1 and R6 shares by contacting any broker, dealer or other financial service firm authorized to sell Class R1 and R6 shares of the funds. Additional shares may be purchased through a retirement plan’s administrator, record-keeper or financial service firm serving as an intermediary. There is no minimum initial investment for Class R1 and R6 shares.

Please refer to the retirement plan documents for information on how to purchase Class R1 and R6 shares of the funds and any fees that may apply.

Transamerica Funds must receive your payment within two business days after your order is accepted.

Selling Shares

If you own Class R1 and R6 shares, please refer to the retirement plan documents for information on how to redeem those shares of the funds.

Shares will normally be redeemed for cash, although each fund retains the right to wholly or partly redeem its shares in kind, under unusual circumstances (such as adverse or unstable market, economic, or political conditions), in an effort to protect the interests of shareholders by the delivery of securities selected from its assets at its discretion. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. The disposal of the securities received in-kind may be subject to brokerage costs and, until sold, such securities remain at market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the fund pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities. The funds may pay redemption proceeds with cash obtained through short-term borrowing arrangements, if available. Please see the SAI for more details.

Exchanging Shares

For Class R1 and R6 shares, if authorized by your plan, you can request an exchange of your shares in one fund for the same class of shares of another fund. Please refer to your plan’s documents for additional information. An exchange is treated as a redemption of a fund’s shares followed by a purchase of the shares of the fund into which you exchanged. Prior to making exchanges into a fund you do not own, please read the prospectus of that fund.

Features and Policies

Customer Service

Occasionally, Transamerica Funds experiences high call volume due to unusual market activity or other events that may make it difficult for you to reach a Customer Service Representative by telephone. If you are unable to reach Transamerica Funds by telephone, please consider visiting our website at www.transamerica.com.

You may also send instructions by mail or by fax by using the information in the “How to Contact the Funds” section above, or by using our automated phone system at 1-888-233-4339.

Uncashed Checks Issued on Your Account

If any check Transamerica Funds issues is returned by the Post Office as undeliverable, or remains outstanding (uncashed) for six months, we reserve the right to reinvest check proceeds back into your account at the NAV next calculated after reinvestment. If applicable, we will also change your account distribution option from cash to reinvest. Interest does not accrue on amounts represented by uncashed checks. In case we are unable to reinvest check proceeds in the original funds that you held, for example, if a fund has been liquidated or is closed to new investments, we reserve the right to reinvest the proceeds in Transamerica Government Money Market.

Minimum Dividend Check Amounts

To control costs associated with issuing and administering dividend checks, we reserve the right not to issue checks under a specified amount. For accounts with the cash by check dividend distribution option, if the dividend payment total is less than $10, the distribution will be reinvested into the account and no check will be issued.

Minimum Account Balance

Due to the proportionately higher cost of maintaining customer fund accounts with balances below the stated minimums for each class of shares, Transamerica Funds reserves the right to close such accounts or assess an annual fee on such fund accounts to help offset the costs associated with maintaining the account. Transamerica Funds generally provides a 60-day notification to the address of record prior to assessing a minimum fund account fee, or closing any fund account. The following describes the fees assessed against fund accounts with balances below the stated minimum:

Account Balance (per fund account)	Fee Assessment (per fund account)
If your balance is below $1,000 per fund account, including solely due to declines in NAV	$25 annual fee assessed, until balance reaches $1,000

No fees will be charged on:

•	accounts opened within the preceding 12 months

•	accounts with an active monthly Automatic Investment Plan or payroll deduction ($50 minimum per fund account)

•	accounts owned by an individual that, when combined by Social Security Number, have a balance of $5,000 or more

•	accounts owned by individuals in the same household (by address) that have a combined balance of $5,000 or more

•	accounts for which Transamerica Funds in its discretion has waived the minimum account balance requirements

•	UTMA/UGMA accounts (held at Transamerica Funds)

•	UMB Bank, N.A. Custodial Accounts (held at Transamerica Funds)

•	Coverdell ESA accounts (held at Transamerica Funds)

•	Omnibus and Network Level 3 accounts

While there is currently no minimum account size for maintaining a Class I share account, the funds reserve the right, without prior notice, to establish a minimum amount required to maintain an account.

Telephone Transactions

Transamerica Funds and its transfer agent, Transamerica Fund Services, Inc. (“TFS”) are not liable for complying with telephone instructions that are deemed by them to be genuine. Transamerica Funds and TFS will employ reasonable procedures to help ensure telephone instructions are genuine. These procedures may include requiring personal identification, providing written confirmation of transactions, and tape recording conversations. In situations where Transamerica Funds or TFS reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. Transamerica Funds reserves the right to modify the telephone redemption privilege at any time.

Retirement and ESA UMB Bank, N.A. Account Maintenance Fees

Retirement plan and Coverdell ESA UMB Bank, N.A. accounts are subject to an annual custodial fee of $15 per fund account, with a maximum fee of $30 per Social Security Number. For example, an IRA in two fund accounts would normally be subject to a $30 annual custodial fee. The fee is waived if the total of the retirement plan and ESA account(s)’ value per Social Security Number is more than $50,000.

An A share account that holds shares converted from a B-share or C-share account shall be considered as part of the original B-share or C-share account for purposes of this fee.

Professional Fees

Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by Transamerica Funds. Your financial professional will answer any questions that you may have regarding such fees.

Signature Guarantee

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (“STAMP2000”). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. For certain requests, a notary may be accepted.

An original signature guarantee is typically required if any of the following is applicable:

•	You request a redemption or distribution transaction totaling more than $100,000 or, in the case of an IRA with a market value in excess of $100,000, you request a custodian to custodian transfer.

•	You would like a check made payable to anyone other than the shareholder(s) of record.

•	You would like a check mailed to an address which has been changed within 10 days of the redemption request.

•	You would like a check mailed to an address other than the address of record.

•	You would like your redemption proceeds wired to a bank account other than a bank account of record.

•	You are adding or removing a shareholder from an account.

•	You are changing ownership of an account.

•	When establishing an electronic bank link, if the Transamerica Funds’ account holder’s name does not appear on the check.

•	Transactions requiring supporting legal documentation.

The funds reserve the right to require an original signature guarantee or a notary under other circumstances or to reject or delay a redemption on certain legal grounds.

An original signature guarantee or notary may be refused if any of the following is applicable:

•	It does not appear valid or in good form.

•	The transaction amount exceeds the surety bond limit of the signature guarantee.

•	The guarantee stamp has been reported as stolen, missing or counterfeit.

Certain direct institutional accounts may utilize alternative methods in place of a signature guarantee with prior approval from Transamerica. Contact Transamerica for additional details.

Note: For certain maintenance and non-financial requests, Transamerica Funds may require a Signature Validation Program Stamp for your protection. When an institution provides a Signature Validation Program Stamp, it assures Transamerica Funds that the signature and instructions are yours and that you have the authority to provide the instruction(s) contained within the request.

Electronic Signatures

Transamerica may accept electronic signatures in certain circumstances. Please contact Customer Service (1-888-233-4339) to see if you are eligible for this feature.

Paperless Legal Program

Transamerica may accept requests to transfer or redeem accounts having an original signature guarantee without the necessity to include additional legal documentation. The shareholder should contact their signature guarantor regarding all documentation that may be required to obtain an original signature guarantee.

Employer Sponsored Accounts

If you participate in an employer sponsored retirement plan and wish to make an allocation change to your current fund selection, you or your financial professional must notify Transamerica Funds by phone or in writing. Please also remember to inform your employer of the change(s) to your fund allocation. Documentation for allocations submitted online or in writing from your employer will be used to allocate your contributions. This documentation will supersede all other prior instructions received from you or your financial professional. (Note: If you perform a partial or complete exchange to a new fund selection, your current fund allocation will remain unchanged for future contributions unless specified otherwise.)

E-Mail Communication

As e-mail communications may not be secure, and because we are unable to take reasonable precautions to verify your shareholder and transaction information, we cannot respond to account-specific requests received via e-mail. For your protection, we ask that all account-specific requests be submitted only via telephone, mail or fax.

Reinvestment Privilege (Does not apply to Class I shares)

Within a 90-day period after you sell your shares, you have the right to “reinvest” your money in any fund, in shares of the same class as the shares that you sold. You will not incur a new sales charge if you use this privilege within the allotted time frame. Any CDSC you paid on your shares will be credited to your account. To take advantage of the 90-day reinvestment privilege, a written request must accompany your investment check.

Statements and Reports

Transamerica Funds will send you a confirmation statement after every transaction that affects your account balance or registration, with the exception of systematic transactions or transactions necessary to assess account fees. Systematic transactions and fees will be shown on your next regularly scheduled quarterly statement. Information regarding these fees is disclosed in the funds’ prospectus. Please review the confirmation statement carefully and promptly notify Transamerica Funds of any error. Information about the tax status of the prior year’s income dividends and capital gains distributions will be mailed to shareholders early each year.

Please retain your statements. If you require historical statements, Transamerica Funds may charge $10 per statement year up to a maximum of $50 per Social Security Number. Financial reports for the funds, which include a list of the holdings, will be mailed twice a year to all shareholders.

eDelivery

By enrolling in eDelivery, you are notified via e-mail when shareholder documents are available for viewing on our website such as account statements, financial transaction confirmations, prospectuses, tax forms, and annual and semi-annual reports. With eDelivery, you can save time by receiving e-mail notifications days before documents might be received through the postal service; reduce clutter by reducing the amount of paper for filing, shredding, or recycling; lower environmental impact by cutting paper waste and transportation requirements; and enjoy added security by accessing your information electronically through our secure website link.

You can enroll in eDelivery when you initially complete your application and include your e-mail address. If your account is already established, visit our website at www.transamerica.com. Click on “Login,” select “Mutual Funds” from the drop down menu, select “Individual Investor” and log into your account. When you have logged into your account, select the “Electronic Delivery” option and follow the simple enrollment steps provided.

Right to Terminate or Suspend Account Privileges

A fund may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policy described in the funds’ prospectus. As part of the fund’s policy to detect and deter frequent purchases, redemptions and exchanges, the fund may review and consider the history of frequent trading activity in all accounts in the Transamerica Funds known to be under common ownership or control. The fund may send a written warning to a shareholder that it believes may be engaging in disruptive or excessive trading activity; however, the fund reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the fund determines, in the exercise of its discretion, has engaged in such trading activity.

Market Timing/Excessive Trading

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management, hurt fund performance and drive fund expenses higher. For example, a fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

The Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading, which include limitations on the number of transactions in fund shares. If you intend to engage in such practices, we request that you do not purchase shares of any of the funds. Each fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the fund reasonably believes to be in connection with market timing or excessive trading.

While the funds discourage market timing and excessive short-term trading, the funds cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through Omnibus Account arrangements.

The funds’ distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by the capabilities of operational and information systems. Due to the risk that the funds and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity.

Orders to purchase, redeem or exchange shares forwarded by certain omnibus accounts with Transamerica Funds will not be considered to be market timing or excessive trading for purposes of Transamerica Funds’ policies. However, the market timing and excessive trading policies of these omnibus firms or plans may apply to transactions by the underlying shareholders.

Reallocations in underlying series of Transamerica Funds by an Asset Allocation Fund that invests in other series of Transamerica Funds in furtherance of a fund’s objective are not considered to be market timing or excessive trading.

Additional Information

The funds’ prospectus and SAI provide information concerning the funds that you should consider in determining whether to purchase shares of a fund. A fund may make changes to this information from time to time. Each fund’s investment objective may be changed by the Board without shareholder approval. Each fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in the funds’ prospectus or SAI.

A fund that has a policy of investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the particular type of securities suggested by its name will provide its shareholders with at least 60 days’ prior written notice before making changes to such policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

Neither the funds’ prospectus nor the SAI is intended to give rise to any contract rights or other rights of any shareholder, other than any rights conferred by federal or state securities laws that may not be waived.

The funds enter into contractual arrangements with various parties, including the funds’ investment manager, who provides services to the funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.

To the extent authorized by law, the funds reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.

Abandoned or Unclaimed Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for customers, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us. Individual states may have their own requirements. For more information regarding escheatment and unclaimed property in your state, ask your salesperson or visit your financial intermediary’s website.

Sending Forms and Transaction Request in Good Order

We cannot process your requests for transactions relating to the funds until they are received in good order. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction: your completed application; the transaction amount (in dollars, shares or percentage terms); the names, fund and account number(s) and allocations to and/or from the fund accounts affected by the requested transaction; the signatures of all owners (exactly as registered on the account) if necessary; Social Security Number or Taxpayer I.D.; and any other information or supporting documentation that we may require, including any spousal or joint owner’s consents and signature guarantees. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to effect any purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time. “Received” or receipt in good order generally means that everything necessary must be received by the funds, at our mailing address specified in the funds’ prospectus. We reserve the right to reject electronic transactions that do not meet our requirements.

Pricing of Shares

How Share Price Is Determined

The price at which shares are purchased or redeemed is the NAV, plus any applicable sales charge, that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund, an authorized intermediary, or the mail processing center located in Kansas City, Missouri.

When Share Price Is Determined

The NAV of all funds (or class thereof) is determined on each day the NYSE is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day,

Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the value of a fund’s foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds). These securities will be valued pursuant to the funds’ Pricing and Valuation procedures for such securities.

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.

Purchase orders for shares of the Asset Allocation Funds that are received in good order and accepted before the close of business on the NYSE receive the NAV determined as of the close of the NYSE that day. For direct purchases, corresponding orders for shares of the underlying constituent funds are priced on the same day that orders for shares of the Asset Allocation Funds are received and accepted. For purchases of shares of the Asset Allocation Funds through the National Securities Clearing Corporation (“NSCC”), orders for shares of the underlying constituent funds will be placed after the receipt and acceptance of the settled purchase order for shares of the Asset Allocation Funds.

For investments in separate accounts of insurance companies that invest in Class I2 shares of the funds, orders for Class I2 shares will be placed after the receipt and acceptance of the investment in the insurance company account.

How NAV Is Calculated

The NAV of each fund (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the fund (or class) that are then outstanding.

The Board has approved procedures to be used to value the funds’ securities for purposes of determining the funds’ NAV. The valuation of the securities of the funds is determined in good faith by or under the direction of the Board. While the Board has primary responsibility to shareholders for valuation of portfolio securities, the Board has delegated certain valuation functions for the funds to TAM.

In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Fund securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the last bid price. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that a fund uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end funds (other than ETF shares) are generally valued at the NAV reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The Board reviews all fair value determinations typically at its regularly scheduled meetings. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the funds’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.

Disclosure of Portfolio Holdings

A detailed description of each fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI and available on the Transamerica Funds website at www.transamerica.com.

ADDITIONAL INFORMATION ABOUT THE DESTINATION FUNDS

Investment Manager

TAM, located at 1801 California Street, Suite 5200, Denver, CO 80202, serves as investment manager for Transamerica Funds. TAM provides continuous and regular investment management services to the funds. For each of the funds, TAM currently acts as a “manager of managers” and hires investment sub-advisers to furnish investment advice and recommendations and has entered into a sub-advisory agreement with each Destination Fund’s sub-adviser. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of sub-advisers, daily monitoring of the sub-adviser’s buying and selling of securities for the Destination Funds and regular review and evaluation of sub-adviser performance and adherence to investment style and process. TAM’s management services include, among other things, the provision of supervisory, compliance and administrative services to each Destination Fund. More information on the investment management services rendered by TAM is included in the SAI. TAM is paid investment management fees for its service as investment manager to each Destination Fund. These fees are calculated on the average daily net assets of each Destination Fund, and are paid at the rates previously shown in this Information Statement/Prospectus.

TAM has been a registered investment adviser since 1996. As of December 31, 2018, TAM has approximately $73.624 billion in total assets under management. The Funds are operated by TAM pursuant to an exclusion from registration as a commodity pool operator under the Commodity Exchange Act.

TAM is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TAM acts as a manager of managers for the funds pursuant to an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) (Release IC- 23379 dated August 5, 1998). TAM has responsibility, subject to oversight by the Board of Trustees, to, among other matters, oversee and monitor sub-advisers, recommend selection of sub-advisers and recommend changes to sub-advisers where it believes appropriate or advisable. The exemptive order permits TAM, subject to certain conditions including the approval of the Board of Trustees, but without the approval of the applicable fund’s shareholders, to:

(1)	employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2)	materially change the terms of any sub-advisory agreement; and

(3)	continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

Pursuant to the Order, each fund has agreed to provide certain information about new sub-advisers and new sub-advisory agreements to its shareholders.

A discussion regarding the basis of the Board’s most recent approval of each Fund’s investment management agreement with TAM is available in each Fund’s annual report for the fiscal year ended October 31, 2018.

Sub-Adviser

WMC, the sub-adviser to Transamerica US Growth, and its predecessor entities have been registered as an investment adviser since 1960. As of December 31, 2018, WMC and its advisory affiliates had approximately $1.003 trillion in total assets under management.

Morgan Stanley, the sub-adviser to Transamerica Capital Growth, has been a registered investment adviser since 1981. As of December 31, 2018, Morgan Stanley had approximately $463 billion in total assets under management.

A discussion regarding the basis of the Board’s most recent approval of the sub-advisory arrangements with WMC and Morgan Stanley is available in each Fund’s annual report for the fiscal year ended October 31, 2018.

Legal Proceedings

On August 27, 2018, TAM, Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the SEC that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold. The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the portfolios. The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.The portfolios are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the portfolios to lose value. See “Principal Risks” in the Portfolio’s prospectus.

Distribution of Shares

Distributor

Transamerica Capital, Inc. (“TCI”), located at 1801 California Street, Suite 5200, Denver, CO 80202, underwrites and distributes all classes of fund shares and bears the expenses of offering these shares to the public. TCI is an affiliate of the investment manager and the funds.

The funds may pay TCI, or its agent, fees for its services. Of the distribution and service fees it usually receives for Class A and B shares, TCI, or its agent, may reallow or pay to brokers or dealers who sold them 0.25% of the average daily net assets of those shares. In the case of Class C shares, TCI, or its agent, reallows or pays to brokers, dealers or intermediaries its entire fee to those entities who sold them.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Distribution Plan

Each fund has adopted a Rule 12b-1 Plan under the Investment Company Act of 1940 (the “Plan”) for each class of shares (except Class I and Class I2 Shares)

The Plan permits the use of fund assets to pay distribution and service fees for the sale and distribution of its shares. These fees are used to pay TCI, broker-dealers, financial intermediaries and other professionals who sell fund shares and provide ongoing services to shareholders and to pay other marketing and advertising expenses.

Under the Plan, each fund pays the following distribution and service fees (as a percentage of the fund’s average daily net assets):

•	Class A Shares – Up to 0.25%

•	Class C Shares – Up to 1.00%

•	Class R1 Shares – Up to 0.50%

•	Class T2 Shares – Up to 0.25%

Because these fees are paid out of each fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Even though Class C shares do not carry up-front sales loads, the higher distribution and service fees payable by those shares under the Rule 12b-1 Plan, may over time, be higher than the total fees paid by owners of Class A shares.

Other Distribution and Service Arrangements

TCI, TAM and their affiliates may enter into arrangements with affiliated entities that provide administrative, recordkeeping and other services with respect to one or more of the funds. Payment for these services is made by TCI, TAM and their affiliates out of past profits and other available sources and may take the form of internal credit, recognition or cash payments. TCI, TAM and their affiliates may also enter into similar arrangements with unaffiliated entities.

TCI engages in wholesaling activities designed to support, maintain, and increase the number of financial intermediaries who sell shares of the funds. Wholesaling activities include, but are not limited to, recommending and promoting, directly or through intermediaries, the funds to financial intermediaries and providing sales training, retail broker support and other services. Payment for these activities is made by TCI, TAM and their affiliates out of past profits and other available sources, including revenue sharing payments from others.

TCI (in connection with, or in addition to, wholesaling services), TAM and fund sub-advisers, directly or through TCI, out of their past profits and other available sources, typically provide cash payments or non-cash compensation to unaffiliated brokers and other financial intermediaries who have sold shares of the funds, promote the distribution of the funds or render investor services to fund shareholders. Such payments and compensation are in addition to the sales charges, Rule 12b-1 Plan fees, service fees and other fees that may be paid, directly or indirectly, to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related distribution or shareholder servicing activities. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the funds, at least in part, based on the level of compensation paid. Revenue sharing arrangements are separately negotiated. Revenue sharing payments are not an additional charge to the funds.

Such additional cash payments may be made to brokers and other financial intermediaries that provide services to the funds and/or fund shareholders, including (without limitation) shareholder servicing, marketing support and/or access to meetings and/or events, sales representatives and management representatives of the broker or other financial intermediaries. Cash compensation may also be paid to brokers and other financial intermediaries for inclusion of a fund on a sales list or mutual fund trading platform, including a preferred or select sales list or trading platform, in other sales programs, or as an expense reimbursement or compensation in cases where the broker or other financial intermediary provides services to fund shareholders. To the extent permitted by applicable law, TCI and other parties may pay or allow other incentives and compensation to brokers and other financial intermediaries. TCI, TAM and the other parties making these payments generally assess the advisability of continuing making these payments periodically.

These cash payments may take a variety of forms, including (without limitation) reimbursement of ticket charges, additional compensation based on sales, on-going fees for shareholder servicing and maintenance of investor accounts, and finder’s fees that vary depending on the fund or share class and the dollar amount of shares sold. Revenue sharing payments can be calculated: (i) as a percentage of gross or net sales for a particular period; (ii) as a percentage of gross or net assets under management; (iii) as a fixed or negotiated flat fee dollar amount; or (iv) based on a combination of any of these methods. These payments are made on a periodic basis, such as monthly or quarterly. During 2018, in general, payments calculated as a percentage of sales ranged from 5 basis points (0.05%) to 75 basis points (0.75%), payments calculated as a percentage of assets under management ranged from 3 basis points (0.03%) to 15 basis points (0.15%), and flat annual fees ranged from $15,000 to $500,000, which included at times payments for a series of meetings and/or events of other broker-dealers and banks.

As of December 31, 2018, TCI had revenue sharing agreements with more than 70 brokers and other financial intermediaries including, without limitation: 1st Global Capital; Ameriprise Financial Services, Inc.; AXA Advisors LLC; AXA Network; Merrill Lynch; BBVA Compass Investment Solutions, Inc.; Bruderman Brothers; Cadaret, Grant & Co.; Cambridge Investment Research; Centaurus Financial, Inc.; CCO Investments; Cetera Advisors LLC; Cetera Financial Group, Inc.; CFD Investments, Inc.; Charles Schwab; Citigroup Global Markets, Inc.; Edward Jones; Financial Data Services, Inc.; Equity Services, Inc.; Fifth Third Securities, Inc.; FSC Securities Corporation; Geneos Wealth Management; HD Investments; Hantz Financial Services, Inc.; Huntington Investment Company; Independent Financial Group; Invest Financial Corp.; Investacorp, Inc.; The Investment Centers; Investment Centers of America Inc.; James T. Borello & Co.; Janney Montgomery Scott; Kestra Investment Services; Key Investment Services;

KMS Financial Services Inc.; J.P. Morgan Securities LLC; LPL Financial Corp.; Morgan Stanley Smith Barney LLC; M&T Securities; MML Investors Services; Mutual of Omaha Investor Services; National Planning Corp.; Park Avenue Securities; Parkland Securities, LLC; Pershing LLC; Questar Capital; Raymond James and Associates; Raymond James Financial Services, Inc.; RBC Wealth Management; Royal Alliance Associates, Inc.; Sagepoint Financial Inc.; Securian Financial Services; Securities America, Inc.; Securities Service Network, Inc.; Sigma Financial; Signator Investors, Inc.; SII Investments; Suntrust Investments Services, Inc.; TD Ameritrade; Transamerica Financial Advisors, Inc.; Triad Advisors, Inc.; UBS Financial Services, Inc.; United Planners Financial Services of America; US Bancorp Investments, Inc.; Voya Financial Advisors, Inc.; Wells Fargo Advisors, LLC; and Woodbury Financial Services. For the calendar year ended December 31, 2018, TCI paid approximately $33 million to these brokers and other financial intermediaries in connection with revenue sharing arrangements. TCI expects to have revenue sharing arrangements with a number of brokers and other financial intermediaries in 2019, including some or all of the foregoing brokers and financial intermediaries, among others, on terms similar to those discussed above.

For the calendar year ended December 31, 2018, TCI and its affiliates received revenue sharing payments that totaled approximately $2,600,000.00. The firms that paid revenue to participate in TCI sponsored events included but were not limited to the following: Aegon Asset Management; Aegon USA Investment Management; Alger; Allianz Global Investors; American Century Investment Management, Inc.; Alliance Bernstein; American Funds; Advent Capital Management, LLC; Barrow, Hanley, Mewhinney & Strauss; Belle Haven Investments; BlackRock Investment Management, LLC; BNY Mellon/Dreyfus; CBRE Clarion Securities; Charles Schwab & Co., Inc.; Columbia Threadneedle Investments; Dimensional Fund Advisors; Deutsche Asset Management; Federated Securities Corp.; Fidelity Investments; Franklin Templeton; Goldman Sachs Asset Management; Hartford Funds; Invesco; Ivy Investments; Janus Henderson Investors; Jennison Associates LLC; John Hancock Investments; JP Morgan Asset Management; Invesco; Legg Mason Global Asset Management; Lord Abbett & Co.; LSV Asset Management; Manning & Napier Advisors; MFS Investment Management; Mesirow Financial; Milliman Financial Risk Management LLC; Morgan Stanley Investment Management Inc.; Morningstar Advisers; Natixis Global Asset Management; Neuberger Berman; New York Life/Mainstay Investments; Oppenheimer Funds, Inc.; Pacific Investment Management Company; PGIM Investments; Principal Global Investors; PineBridge Investments LLC; Pinnacle Financial; Amundi Pioneer Investment Management, Inc.; Putnam Investments; Rockefeller & Co.; Schroder Investment Management; State Street Global Advisors; Systematic Financial Management; T. Rowe Price; Thompson, Siegel & Walmsley; Torray; The Vanguard Group, Inc.; Virtus Investment Partners; Voya Investment Management; Wellington Management Company; and Wells Fargo Asset Management.

As of December 31, 2018, TAM made revenue sharing payments to approximately 10 financial intermediaries with respect to the funds, the most sizeable of which were to TCI and Transamerica Life Insurance Company. For the same period, TAM did not receive any revenue sharing payments from financial services firms.

TAM also serves as investment manager to certain funds of funds that are underlying investment options for Transamerica insurance products. TCI and its affiliates make revenue sharing payments to, or receive revenue sharing payments from, affiliates of certain underlying unaffiliated funds within Transamerica insurance products for the provision of services to investors and distribution activities. These amounts are in addition to any revenue sharing programs described above with respect to mutual fund distributors. A financial intermediary may receive both mutual fund-related and insurance-related revenue sharing payments.

In addition, while TCI typically pays most of the sales charge applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made, TCI may, on occasion, pay the entire sales charge. (Additional information about payments of sales charges to brokers is available in the section titled “Dealer Reallowances” in the funds’ SAI.)

As of the date of this filing, TAM has agreed to pay Universal Life Insurance Company (“Universal Life”) a fee equal, on an annual basis, to 0.25% of the average daily net assets attributable to investments by Universal Life’s separate accounts in the Class I2 shares of the funds for administrative and other services provided or procured by Universal Life in connection with such investments in the funds. Investors may be able to obtain more information about these arrangements from the financial intermediaries.

From time to time, TCI, its affiliates and/or TAM and/or fund sub-advisers may also, to the extent permitted by applicable law, pay non-cash compensation or revenue sharing to brokers and other financial intermediaries and their sales representatives in the form of, for example: (i) occasional gifts or prizes; (ii) occasional meals, tickets or other entertainment; and/or (iii) ad hoc sponsorship support of broker marketing events, programs, sales contests, promotions or other activities. Such non-cash compensation may also include, in part, assistance with the costs and expenses associated with travel, lodging, and educational sales and promotional meetings, seminars, programs and conferences, entertainment and meals to the extent permitted by law. TCI and TAM may also make payments in connection with the sponsorship by Transamerica or its affiliates of special events which may be attended by brokers and other financial intermediaries. Such non-cash compensation is in addition to the overall revenue sharing arrangements described above.

The non-cash compensation to sales representatives and compensation or reimbursement received by brokers and other financial intermediaries through sales charges, other fees payable from the funds, and/or revenue sharing arrangements for selling shares of the funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of fund shares over other share classes.

Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information. Intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the funds’ prospectus and SAI. A shareholder should ask his/her broker or financial intermediary how he/she will be compensated for investments made in the funds. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit TAM, TCI and their affiliates and fund sub-advisers to the extent the payments result in more assets being invested in the funds on which fees are being charged.

Although a fund may use financial firms that sell fund shares to effect transactions for the fund’s portfolio, the fund and its investment manager or sub-adviser will not consider the sale of fund shares as a factor when choosing financial firms to effect those transactions.

Class I shares of the funds may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with Transamerica Funds on behalf of their customers. Service agents may impose additional or different conditions than Transamerica Funds on purchases, redemptions or exchanges of fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees or other amounts in connection with purchases, sales and redemptions of fund shares in addition to any fees charged by Transamerica Funds. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. Among the service agents with whom Transamerica Funds may enter into a shareholder servicing relationship are firms whose business involves or includes investment consulting, or whose parent or affiliated companies are in the investment consulting business, that may recommend that their clients utilize TAM’s investment management services or invest in the funds or in other products sponsored by TAM and its affiliates.

Dividends and Distributions

Each Destination Fund intends to distribute all or substantially all of its net investment income and net capital gains, if any, to its shareholders each year. Dividends will be reinvested in additional shares unless you elect to take your dividends in cash. The Destination Funds generally pay any distributions of net capital gains annually. The Destination Funds generally pay any dividends from net investment income annually.

If necessary, the Destination Funds may make distributions at other times as well.

Taxes

Taxes on Distributions in General

The Destination Funds will not generally have to pay income tax on amounts they distribute to shareholders. Shareholders will generally be taxed on distributions, whether such distributions are paid in cash or reinvested in additional shares.

The following are guidelines for how certain distributions by the Destination Funds are generally taxed to non-corporate U.S. shareholders under current federal income tax law:

•

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed as long-term capital gains, generally at rates of up to 20%, regardless of how long the shareholders have held their shares. Certain capital gain dividends attributable to dividends received from REITs may be taxable to non-corporate shareholders at a rate of 25%.

•

Distributions reported as paid from a Fund’s “qualified dividend income” may be taxable to shareholders as qualified dividend income at rates of up to 20%. Qualified dividend income generally is income derived from certain dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations will be qualified dividend income if that stock is readily tradable on an established U.S. securities market. A shareholder (and the fund in which the shareholder invests) will have to satisfy certain holding period requirements in order for the shareholder to obtain the benefit of the tax rates applicable to qualified dividend income.

•

Distributions in excess of a Fund’s earnings and profits will, as to each shareholder, be treated as a return of capital to the extent of the shareholder’s basis in his or her Fund shares, and as a capital gain thereafter (assuming the shareholder holds the shares as capital assets). A distribution treated as a return of capital will not be taxable currently but will reduce the shareholder’s tax basis in his or her shares, which will generally increase the gain (or decrease the loss) that will be recognized on a subsequent sale or exchange of the shares.

•	Other distributions generally will be taxed at ordinary income tax rates.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates or trusts. For these purposes, dividends, interest, and certain capital gains are generally taken into account in computing a shareholder’s net investment income.

If a Fund declares a dividend in October, November, or December, payable to shareholders of record in such a month, and pays it in the following January, shareholders will be taxed on the dividend as if they received it in the year in which it was declared.

Each Fund will send you a tax report annually summarizing the amount and tax aspects of your distributions. If you buy shares of a Fund shortly before it makes a taxable distribution, the distribution will be generally taxable to you even though it may effectively represent a return of a portion of your investment. This is known as “buying a dividend.”

Investors who invest through tax-deferred accounts, such as IRAs, 403(b) accounts, and qualified retirement plans, will ordinarily not be subject to tax until a distribution is made from the account, at which time such distribution is generally taxed as ordinary income, even if the distribution is wholly or in part attributable to exempt-interest dividends received by the tax-deferred account. These accounts are subject to complex tax rules, and tax-deferred account investors should therefore consult their tax advisers regarding their investments in a tax-deferred account.

Taxes on Sale or Exchange of Shares

If you sell shares of a Fund or exchange them for shares of another fund, you generally will have a capital gain or loss, which will generally be a long-term capital gain or loss if you held the shares for more than one year; otherwise it will generally be a short-term capital gain or loss.

Any loss recognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain that were received with respect to the shares.

Any gain or loss on the sale or exchange of shares is computed by subtracting your tax basis in the shares from the redemption proceeds in the case of a sale or the value of the shares received in the case of an exchange. Because your tax basis depends on the original purchase price, on the price at which any dividends may have been reinvested, and on the amount of any distributions treated as returns of capital for federal income tax purposes, you should be sure to keep account statements so that you or your tax return preparer will be able to determine whether a sale will result in a taxable gain or loss.

Withholding Taxes

A Fund may be required to apply backup withholding of U.S. federal income tax on all distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.

The backup withholding rate is currently 24%. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax applicable to shareholders that are not U.S. persons.

Non-Residential Alien Withholding

Dividends and certain other payments (but not distributions of net capital gains) to persons who are not citizens or residents of the United States or U.S. entities (“Non-U.S. Persons”) are generally subject to U.S. tax withholding at the rate of 30%. The 30% withholding described in this paragraph will not be imposed on any dividends reported as interest-related dividends or as short-term capital gain dividends. Each Fund intends to withhold U.S. federal income tax at the rate of 30% on taxable distributions and other payments to Non-U.S. Persons that are subject to withholding, regardless of whether a lower rate may be permitted under an applicable treaty. Dividends reported by a Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain,” are generally exempt from this 30% withholding tax. “Qualified net interest income” is a Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of a Fund’s net short-term capital gain for the taxable year over its net long-term capital loss, if any.

If you are a Non-U.S. Person, you must provide a U.S. mailing address to establish an account unless your broker-dealer firm submits your account through the National Securities Clearing Corporation. Your broker-dealer will be required to submit a foreign certification form. Investors changing a mailing address to a non-U.S. address will be required to have a foreign certification form completed by their broker-dealer and returned to us before future purchases can be accepted. Additionally, those shareholders will need to provide an appropriate tax form (e.g., Form W-8BEN) and documentary evidence and letter of explanation.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Other Tax Information

This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from, and investments made in shares of, a Fund. More information is provided in the SAI of the Funds. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in a Fund.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand a fund’s performance for the past five years or since its inception if less than five years. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. Information has been derived from financial statements audited by Ernst & Young LLP, an Independent Registered Public Accounting firm, whose report, along with the fund’s financial statements, is included in the October 31, 2018 Annual Report, which is available to you upon request.

Information for Class R1 shares is not shown because the Target Funds and Destination Funds did not offer Class R1 shares as of October 31, 2018.

Information for Class R1 and Class R6 shares for Transamerica Capital Growth is not shown because the fund had not issued Class R1 or Class R6 as of October 31, 2018.

Financial Highlights are not shown for Class T2 shares as they have not commenced operations as of the date of this Prospectus.

The financial highlights for the fiscal period ended April 30, 2019 are unaudited.

	Transamerica Concentrated Growth
	Class A
For a share outstanding during the period and years indicated:	April 30, 2019 (unaudited)		October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014(A)
Net asset value, beginning of period/year	$18.01		$17.93	$17.38	$16.80		$16.22	$15.57

Investment operations:
Net investment income (loss) (B)	(0.02)		(0.06)	(0.04)	(0.02	)(C)	0.01	0.00	(D)
Net realized and unrealized gain (loss)	1.47		1.17	3.13	0.62		0.61	0.65

Total investment operations	1.45		1.11	3.09	0.60		0.62	0.65

Dividends and/or distributions to shareholders:
Net investment income	—		—	(0.06)	(0.02)		—	—
Net realized gains	(1.97)		(1.03)	(2.48)	—		(0.04)	—

Total dividends and/or distributions to shareholders	(1.97)		(1.03)	(2.54)	(0.02)		(0.04)	—

Net asset value, end of period/year	$17.49		$18.01	$17.93	$17.38		$16.80	$16.22

Total return (E)	10.13	%(F)	6.39%	20.50%	3.59%		3.81%	4.17	%(F)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,546		$1,298	$1,018	$768		$681	$444
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.23	%(G)	1.02%	2.79%	1.12%		1.06%	1.18	%(G)
Including waiver and/or reimbursement and recapture	1.20	%(G)	1.20%	1.20%	1.11	%(C)	1.06%	1.18	%(G)
Net investment income (loss) to average net assets	(0.30	)%(G)	(0.32)%	(0.21)%	(0.10	)%(C)	0.07%	0.03	%(G)
Portfolio turnover rate	7	%(F)	23%	15%	83%		34%	18	%(F)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)

Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.

(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(F)	Not annualized.
(G)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Concentrated Growth
	Class C
	April 30, 2019 (unaudited)		October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014(A)
Net asset value, beginning of period/year	$17.44		$17.50	$17.06	$16.59		$16.14	$15.57

Investment operations:
Net investment income (loss) (B)	(0.08)		(0.17)	(0.14)	(0.13	)(C)	(0.11)	(0.07)
Net realized and unrealized gain (loss)	1.41		1.14	3.06	0.60		0.60	0.64

Total investment operations	1.33		0.97	2.92	0.47		0.49	0.57

Dividends and/or distributions to shareholders:
Net realized gains	(1.97)		(1.03)	(2.48)	—		(0.04)	—

Net asset value, end of period/year	$16.80		$17.44	$17.50	$17.06		$16.59	$16.14

Total return (D)	9.73	%(E)	5.71%	19.75%	2.83%		3.02%	3.66	%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,216		$1,065	$1,033	$721		$421	$274
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.90	%(F)	1.86%	1.85%	1.81%		1.80%	1.93	%(F)
Including waiver and/or reimbursement and recapture	1.90	%(F)	1.86%	1.85%	1.81	%(C)	1.80%	1.93	%(F)
Net investment income (loss) to average net assets	(1.00	)%(F)	(0.98)%	(0.86)%	(0.81	)%(C)	(0.67)%	(0.67	)%(F)
Portfolio turnover rate	7	%(E)	23%	15%	83%		34%	18	%(E)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)

Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.

(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Concentrated Growth
Class I(A)
April 30, 2019 (unaudited)	October 31, 2018	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014(B)	December 31, 2013
Net asset value, beginning of period/year	$17.89	$17.79	$17.26	$16.67	$16.09	$15.76	$12.24

Investment operations:
Net investment income (loss) (C)	—	0.00	(D)	0.02	0.03	(E)	0.04	0.02	(0.00	)(D)
Net realized and unrealized gain (loss)	1.46	1.16	3.10	0.61	0.60	0.76	3.87

Total investment operations	1.46	1.16	3.12	0.64	0.64	0.78	3.87

Dividends and/or distributions to shareholders:
Net investment income	—	(0.03)	(0.11)	(0.05)	(0.02)	—	(0.00	)(D)
Net realized gains	(1.97)	(1.03)	(2.48)	—	(0.04)	(0.45)	(0.34)

Total dividends and/or distributions to shareholders	(1.97)	(1.06)	(2.59)	(0.05)	(0.06)	(0.45)	(0.35)

Net asset value, end of period/year	$17.38	$17.89	$17.79	$17.26	$16.67	$16.09	$15.76

Total return	10.26	%(F)	6.74%	20.97%	3.87%	3.95%	6.13	%(F)	31.84%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$26,478	$30,743	$33,077	$24,424	$23,460	$19,643	$13,761
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.91	%(G)	0.87%	0.87%	0.83%	0.83%	1.08	%(G)	2.18%
Including waiver and/or reimbursement and recapture	0.91	%(G)	0.87%	0.87%	0.82	%(E)	0.88%	1.00	%(G)	1.25%
Net investment income (loss) to average net assets	(0.03	)%(G)	0.02%	0.13%	0.19	%(E)	0.27%	0.16	%(G)	(0.02)%
Portfolio turnover rate	7	%(F)	23%	15%	83%	34%	18	%(F)	15%

(A)

Prior to February 28, 2014, information provided in previous periods reflects The Torray Resolute Fund, which is the accounting survivor pursuant to a Plan of Reorganization. Prior to January 1, 2014, the financial highlights were audited by another independent registered public accounting firm.

(B)

Effective at the close of business on February 28, 2014, the fiscal year end of the Fund changed to October 31. The Financial Highlights represent activity for the ten months of January 1, 2014 – October 31, 2014.

(C)	Calculated based on average number of shares outstanding.
(D)	Rounds to less than $0.01 or $(0.01).
(E)

Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.

(F)	Not annualized.
(G)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Concentrated Growth
	Class I2
	April 30, 2019 (unaudited)		October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014(A)
Net asset value, beginning of period/year	$18.13		$18.01	$17.45	$16.85		$16.26	$15.57

Investment operations:
Net investment income (loss) (B)	0.01		0.02	0.04	0.06	(C)	0.07	0.04
Net realized and unrealized gain (loss)	1.48		1.17	3.13	0.61		0.60	0.65

Total investment operations	1.49		1.19	3.17	0.67		0.67	0.69

Dividends and/or distributions to shareholders:
Net investment income	(0.02)		(0.04)	(0.13)	(0.07)		(0.04)	—
Net realized gains	(1.97)		(1.03)	(2.48)	—		(0.04)	—

Total dividends and/or distributions to shareholders	(1.99)		(1.07)	(2.61)	(0.07)		(0.08)	—

Net asset value, end of period/year	$17.63		$18.13	$18.01	$17.45		$16.85	$16.26

Total return	10.30	%(D)	6.86%	21.02%	4.02%		4.11%	4.43	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$153,061		$155,403	$190,788	$222,753		$390,712	$353,480
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.81	%(E)	0.77%	0.77%	0.72%		0.73%	0.77	%(E)
Including waiver and/or reimbursement and recapture	0.81	%(E)	0.77%	0.77%	0.72	%(C)	0.73%	0.77	%(E)
Net investment income (loss) to average net assets	0.08	%(E)	0.12%	0.27%	0.36	%(C)	0.41%	0.42	%(E)
Portfolio turnover rate	7	%(D)	23%	15%	83%		34%	18	%(D)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)

Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.

(D)	Not annualized.
(E)	Annualized.

Transamerica US Growth
Class A
For a share outstanding during the period and years indicated:	April 30, 2019 (unaudited)	October 31, 2018	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014
Net asset value, beginning of period/year	$20.92	$20.75	$16.87	$17.45	$19.22	$16.95

Investment operations:
Net investment income (loss)(A)	(0.02)	(0.07)	0.01	0.00	(B),(C)	0.00	(C)	0.02
Net realized and unrealized gain (loss)	2.54	2.36	4.25	(0.17)	1.95	2.38

Total investment operations	2.52	2.29	4.26	(0.17)	1.95	2.40

Dividends and/or distributions to shareholders:
Net investment income	—	(0.00	)(C)	(0.01)	(0.00	)(C)	(0.02)	(0.13)
Net realized gains	(2.14)	(2.12)	(0.37)	(0.41)	(3.70)	—

Total dividends and/or distributions to shareholders	(2.14)	(2.12)	(0.38)	(0.41)	(3.72)	(0.13)

Net asset value, end of period/year	$21.30	$20.92	$20.75	$16.87	$17.45	$19.22

Total return(D)	14.55	%(E)	11.74%	25.76%	(0.95)%	11.59%	14.25%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$604,395	$550,529	$500,587	$432,130	$470,702	$459,677
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.17	%(F)	1.16%	1.18%	1.20%	1.19%	1.27%
Including waiver and/or reimbursement and recapture	1.17	%(F)	1.16%	1.18%	1.18	%(B)	1.19%	1.27%
Net investment income (loss) to average net assets	(0.26	)%(F)	(0.35)%	0.07%	0.03	%(B)	0.01%	0.13%
Portfolio turnover rate	10	%(E)	27%	35%	34%	38%	111%

(A)	Calculated based on average number of shares outstanding.
(B)

Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.

(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica US Growth
	Class C
	April 30, 2019 (unaudited)		October 31, 2018	October 31, 2017		October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of period/year	$19.63		$19.75	$16.18		$16.89		$18.82	$16.61

Investment operations:
Net investment income (loss)(A)	(0.10)		(0.22)	(0.13)		(0.12	)(B)	(0.13)	(0.12)
Net realized and unrealized gain (loss)	2.36		2.22	4.07		(0.18)		1.90	2.34

Total investment operations	2.26		2.00	3.94		(0.30)		1.77	2.22

Dividends and/or distributions to shareholders:
Net investment income	—		—	(0.00	)(C)	—		—	(0.01)
Net realized gains	(2.14)		(2.12)	(0.37)		(0.41)		(3.70)	—

Total dividends and/or distributions to shareholders	(2.14)		(2.12)	(0.37)		(0.41)		(3.70)	(0.01)

Net asset value, end of period/year	$19.75		$19.63	$19.75		$16.18		$16.89	$18.82

Total return(D)	14.14	%(E)	10.78%	24.84%		(1.77)%		10.72%	13.37%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$14,935		$13,930	$48,087		$44,877		$53,482	$49,041
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.22	%(F)	1.96%	1.97%		1.99%		1.98%	2.05%
Including waiver and/or reimbursement and recapture	2.00	%(F)	1.96%	1.97%		1.97	%(B)	1.98%	2.05%
Net investment income (loss) to average net assets	(1.08	)%(F)	(1.09)%	(0.72)%		(0.76	)%(B)	(0.78)%	(0.65)%
Portfolio turnover rate	10	%(E)	27%	35%		34%		38%	111%

(A)	Calculated based on average number of shares outstanding.
(B)

Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.

(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica US Growth
	Class I
	April 30, 2019 (unaudited)		October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of period/year	$21.31		$21.11	$17.15	$17.74		$19.49	$17.19

Investment operations:
Net investment income (loss)(A)	—		(0.01)	0.07	0.06	(B)	0.06	0.09
Net realized and unrealized gain (loss)	2.62		2.39	4.33	(0.18)		1.98	2.41

Total investment operations	2.62		2.38	4.40	(0.12)		2.04	2.50

Dividends and/or distributions to shareholders:
Net investment income	—		(0.06)	(0.07)	(0.06)		(0.09)	(0.20)
Net realized gains	(2.14)		(2.12)	(0.37)	(0.41)		(3.70)	—

Total dividends and/or distributions to shareholders	(2.14)		(2.18)	(0.44)	(0.47)		(3.79)	(0.20)

Net asset value, end of period/year	$21.79		$21.31	$21.11	$17.15		$17.74	$19.49

Total return	14.77	%(C)	12.01%	26.21%	(0.67)%		11.96%	14.67%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$204,415		$186,752	$183,788	$160,628		$182,714	$212,866
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.88	%(D)	0.87%	0.88%	0.87%		0.86%	0.90%
Including waiver and/or reimbursement and recapture	0.88	%(D)	0.87%	0.88%	0.85	%(B)	0.86%	0.90%
Net investment income (loss) to average net assets	0.04	%(D)	(0.06)%	0.37%	0.35	%(B)	0.34%	0.51%
Portfolio turnover rate	10	%(C)	27%	35%	34%		38%	111%

(A)	Calculated based on average number of shares outstanding.
(B)

Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.

(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica US Growth
	Class I2
	April 30, 2019 (unaudited)		October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of period/year	$21.27		$21.07	$17.13	$17.72		$19.48	$17.17

Investment operations:
Net investment income (loss)(A)	0.02		0.02	0.09	0.08	(B)	0.08	0.12
Net realized and unrealized gain (loss)	2.60		2.39	4.31	(0.18)		1.98	2.42

Total investment operations	2.62		2.41	4.40	(0.10)		2.06	2.54

Dividends and/or distributions to shareholders:
Net investment income	—		(0.09)	(0.09)	(0.08)		(0.12)	(0.23)
Net realized gains	(2.14)		(2.12)	(0.37)	(0.41)		(3.70)	—

Total dividends and/or distributions to shareholders	(2.14)		(2.21)	(0.46)	(0.49)		(3.82)	(0.23)

Net asset value, end of period/year	$21.75		$21.27	$21.07	$17.13		$17.72	$19.48

Total return	14.80	%(C)	12.18%	26.29%	(0.53)%		12.10%	14.91%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$195,185		$190,514	$230,952	$258,722		$361,470	$370,161
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75	%(D)	0.75%	0.75%	0.74%		0.73%	0.77%
Including waiver and/or reimbursement and recapture	0.75	%(D)	0.75%	0.75%	0.72	%(B)	0.73%	0.77%
Net investment income (loss) to average net assets	0.17	%(D)	0.08%	0.50%	0.48	%(B)	0.47%	0.66%
Portfolio turnover rate	10	%(C)	27%	35%	34%		38%	111%

(A)	Calculated based on average number of shares outstanding.
(B)

Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.

(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Growth
	Class I2
	April 30, 2019 (unaudited)		October 31, 2018		October 31, 2017		October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of period/year	$11.02		$13.85		$13.02		$15.06		$16.18	$15.89

Investment operations:
Net investment income (loss)(A)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	0.00	(B),(C)	(0.01)	(0.01)
Net realized and unrealized gain (loss)	0.69		1.04		3.41		(0.15)		1.69	2.50

Total investment operations	0.69		1.04		3.41		(0.15)		1.68	2.49

Dividends and/or distributions to shareholders:
Net investment income	—		(0.01)		(0.01)		—		—	(0.00	)(B)
Net realized gains	(3.42)		(3.86)		(2.57)		(1.89)		(2.80)	(2.20)

Total dividends and/or distributions to shareholders	(3.42)		(3.87)		(2.58)		(1.89)		(2.80)	(2.20)

Net asset value, end of period/year	$8.29		$11.02		$13.85		$13.02		$15.06	$16.18

Total return	13.38	%(D)	9.17%		32.38%		(1.13)%		12.30%	17.17%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$187,961		$185,890		$344,218		$369,391		$516,868	$529,426
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.92	%(E)	0.90%		0.87%		0.85%		0.84%	0.84%
Including waiver and/or reimbursement and recapture	0.92	%(E)	0.90%		0.87%		0.84	%(C)	0.84%	0.84%
Net investment income (loss) to average net assets	(0.06	)%(E)	(0.03)%		(0.02)%		0.01	%(C)	(0.07)%	(0.06)%
Portfolio turnover rate	19	%(D)	42%		50%		36%		33%	31%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)

Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Growth
	Class R6
	April 30, 2019 (unaudited)		October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015(A)
Net asset value, beginning of period/year	$11.02		$13.85	$13.02	$15.06		$14.59

Investment operations:
Net investment income (loss)(B)	(0.00	)(C)	(0.01)	(0.01)	(0.00	)(C),(D)	(0.02)
Net realized and unrealized gain (loss)	0.69		1.05	3.42	(0.15)		0.49

Total investment operations	0.69		1.04	3.41	(0.15)		0.47

Dividends and/or distributions to shareholders:
Net investment income	—		(0.01)	(0.01)	—		—
Net realized gains	(3.42)		(3.86)	(2.57)	(1.89)		—

Total dividends and/or distributions to shareholders	(3.42)		(3.87)	(2.58)	(1.89)		—

Net asset value, end of period/year	$8.29		$11.02	$13.85	$13.02		$15.06

Total return	13.38	%(E)	9.25%	32.29%	(1.13)%		3.22	%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$16,711		$13,351	$8,586	$2,287		$52
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.92	%(F)	0.90%	0.87%	0.85%		0.84	%(F)
Including waiver and/or reimbursement and recapture	0.92	%(F)	0.90%	0.87%	0.83	%(D)	0.84	%(F)
Net investment income (loss) to average net assets	(0.06	)%(F)	(0.04)%	(0.05)%	(0.03	)%(D)	(0.31	)%(F)
Portfolio turnover rate	19	%(E)	42%	50%	36%		33%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)

Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.03% higher and 0.03% lower, respectively, had the custodian not reimbursed the Fund.

(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Capital Growth
	Class I2
	April 30, 2019 (unaudited)		October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of period/year	$13.97		$17.26	$17.43	$17.40		$16.88	$14.88

Investment operations:
Net investment income (loss) (A)	(0.04)		(0.05)	(0.08)	(0.03	)(B)	(0.06)	(0.03)
Net realized and unrealized gain (loss)	1.89		2.20	4.45	0.90		1.24	2.52

Total investment operations	1.85		2.15	4.37	0.87		1.18	2.49

Dividends and/or distributions to shareholders:
Net realized gains	(1.17)		(5.44)	(4.54)	(0.84)		(0.66)	(0.49)

Net asset value, end of period/year	$14.65		$13.97	$17.26	$17.43		$17.40	$16.88

Total return	15.26	%(C)	16.90%	35.14%	5.25%		7.19%	17.05%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$170,962		$165,523	$230,981	$241,857		$1,039,343	$836,984
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.82	%(D)	0.83%	0.85%	0.81%		0.79%	0.81%
Including waiver and/or reimbursement and recapture	0.82	%(D)	0.83%	0.85%	0.81	%(B)	0.79%	0.81%
Net investment income (loss) to average net assets	(0.56	)%(D)	(0.38)%	(0.56)%	(0.18	)%(B)	(0.34)%	(0.20)%
Portfolio turnover rate	43	%(C)	40%	66%	32%		24%	30%

(A)	Calculated based on average number of shares outstanding.
(B)

Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

(C)	Not annualized.
(D)	Annualized.

OWNERSHIP OF SHARES OF THE FUNDS

To the knowledge of each Target Fund, as of August 20, 2019, the Trustees and officers of each Target Fund owned in the aggregate less than 1% of the outstanding shares of the Target Fund. To the knowledge of each Destination Fund, as of August 20, 2019, the Trustees and officers of each Destination Fund owned in the aggregate less than 1% of the outstanding shares of the Destination Fund.

To the knowledge of each Target Fund, as of August 20, 2019, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Target Fund.

Name & Address	Fund Name	Class	Shares Owned	Percent Owned
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Concentrated Growth	A	22,612.432	25.19%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Concentrated Growth	A	9,239.155	10.29%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Concentrated Growth	A	6,635.064	7.39%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Concentrated Growth	C	22,705.972	31.49%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Concentrated Growth	C	15,906.565	22.06%

Albert H Bernhardt III & Catherine M Bernhardt Ttees Bernhardt Family Trust Dtd 12/09/2004 8659 142Nd St Orland Park IL 60462-4189	Transamerica Concentrated Growth	C	9,275.140	12.86%

UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Concentrated Growth	C	8,350.081	11.58%

JP Morgan Securities LLC Omnibus Ac FBO Exclusive Benefit Of Customers 4 Chase Metrotech Ctr FL 3rd Brooklyn NY 11245-0003	Transamerica Concentrated Growth	I	704,301.206	58.25%

Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Concentrated Growth	I	185,746.288	15.36%

UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Concentrated Growth	I	63,870.205	5.28%

Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Concentrated Growth	I2	3,117,264.630	37.31%

Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Concentrated Growth	I2	2,542,624.974	30.43%

Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Concentrated Growth	I2	1,522,810.181	18.23%

Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Concentrated Growth	I2	594,611.516	7.12%

Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Growth	I2	8,120,945.914	37.21%

Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Growth	I2	6,617,184.351	30.32%

Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Growth	I2	3,962,969.086	18.16%

Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Growth	I2	1,540,179.991	7.06%

Reliance Trust Company 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Growth	R6	810,307.452	45.32%

Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Growth	R6	561,985.987	31.43%

Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Growth	R6	415,671.965	23.25%

Any shareholder who holds beneficially 25% or more of a Fund may be deemed to control the Fund until such time as such shareholder holds beneficially less than 25% of the outstanding common shares of the Fund. Any shareholder controlling a Fund may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Fund without the consent or approval of other shareholders.

To the knowledge of each Target Fund, as of August 20, 2019, the following persons held beneficially 25% or more of the Target Fund:

Name & Address	Portfolio Name	Shares	Percentage of Portfolio Owned
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Concentrated Growth	3,117,264.630	32.12%

Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Concentrated Growth	2,542,624.974	26.20%

Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Growth	8,120,945.914	34.39%

Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Growth	6,617,184.351	28.02%

To the knowledge of the Destination Fund, as of August 20, 2019, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Destination Fund.

Name & Address	Portfolio Name	Class	Shares Owned	Percent Owned
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Capital Growth	I2	4,200,722.353	37.29%

Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Capital Growth	I2	3,414,657.898	30.31%

Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Capital Growth	I2	2,054,852.046	18.24%

Name & Address	Portfolio Name	Class	Shares Owned	Percent Owned
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Capital Growth	I2	802,735.673	7.13%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica US Growth	A	2,710,218.442	8.92%

TCM Division Transamerica Life Insurance Company Separate Account D 4333 Edgewood Rd NE MS 4410 Cedar Rapids IA 52499-0001	Transamerica US Growth	A	1,648,179.671	5.43%

Charles Schwab & CO Inc 211 Maint St San Francisco CA 94105-1905	Transamerica US Growth	C	97,210.561	11.97%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica US Growth	C	64,927.174	7.99%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica US Growth	C	61,551.477	7.58%

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica US Growth	C	45,622.885	5.62%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica US Growth	C	41,343.584	5.09%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica US Growth	I	3,479,187.498	30.80%

Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica US Growth	I	2,222,447.746	19.67%

Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica US Growth	I2	5,799,939.565	36.68%

Name & Address	Portfolio Name	Class	Shares Owned	Percent Owned
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica US Growth	I2	4,728,333.476	29.90%

Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica US Growth	I2	2,821,955.937	17.85%

Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica US Growth	I2	1,099,144.992	6.95%

Any shareholder who holds beneficially 25% or more of a Fund may be deemed to control the Fund until such time as such shareholder holds beneficially less than 25% of the outstanding common shares of the Fund. Any shareholder controlling a Fund may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Fund without the consent or approval of other shareholders.

To the knowledge of each Destination Fund, as of August 20, 2019, the following persons held beneficially 25% or more of the Destination Fund:

Name & Address	Portfolio Name	Shares	Percentage of Portfolio Owned
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Capital Growth	4,200,722.353	37.29%

Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Capital Growth	3,414,657.898	30.31%

FINANCIAL STATEMENT EXPERTS

The financial statements and financial highlights of each Fund for the past five fiscal years are incorporated by reference into this Information Statement/Prospectus. The financial statements and financial highlights of each Target Fund and corresponding Destination Fund for its fiscal year end October 31, 2018 have been audited by Ernst & Young LLP, an Independent Registered Public Accounting firm, as set forth in their report thereon incorporated by reference into this Information Statement/Prospectus. Such financial statements and financial highlights are incorporated by reference herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

You can obtain more free information about each Fund from your investment firm or by writing to your Fund at 1801 California Street, Suite 5200, Denver, CO 80202. You may also call 1-888-233-4339.

Each Fund’s statement of additional information and shareholder reports are available free of charge on the Funds’ website at https://www.transamerica.com/individual/products/mutual-funds.

Shareholder reports. Annual and semi-annual reports to shareholders, and quarterly reports filed with the SEC, provide information about each Fund’s investments. An annual report discusses market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Funds and their predecessors can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of these materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC’s Internet site at www.sec.gov.

Appendix - Waivers and Discounts Available from Intermediaries

The availability of certain sales charge waivers and discounts will depend on how you purchase your shares, including whether you purchase your shares through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, certain of which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. The sales charge waivers and discounts described in this Appendix are available only if you purchase your shares through the following designated intermediaries:

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”):

Effective April 10, 2017, shareholders who are customers of Merrill Lynch purchasing fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the fund’s prospectus or statement of additional information (“SAI”). Contact your financial advisor to determine if you are eligible for any of the following waivers or discounts.

Front-end Sales Load Waivers on Class A shares available at Merrill Lynch

•

employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held in for the benefit of the plan;

•	shares purchased by or through a 529 Plan (Transamerica does not currently offer 529 Plans);

•	shares purchased through a Merrill Lynch affiliated investment advisory program;

•	shares purchased by third party investment advisers on behalf of their advisory clients through a Merrill Lynch platform;

•	shares purchased through the Merrill Edge Self-Directed platform;

•	shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family);

•	shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10 year anniversary of the purchase date;

•	employees and registered representatives of Merrill Lynch or its affiliates and their family members;

•	Trustees of the Trust and employees of the fund’s investment adviser or any of its affiliates, as described in the fund’s prospectus; and

•

shares purchased from the proceeds of redemptions from any of the funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC Waivers on Class A and Class C Shares available at Merrill Lynch

•	shares redeemed following the death or disability of the shareholder;

•	shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus;

•	redemptions that constitute a return of excess contributions from an individual retirement account (“IRA account”);

•	shares redeemed as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2;

•	shares redeemed to pay Merrill Lynch fees, but only if the redemption is initiated by Merrill Lynch;

•	shares redeemed through a right of reinstatement;

•

the redemption of shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to the transfer to certain fee-based accounts or platforms (applicable to Class A and Class C shares only).

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints are available as described in the fund’s prospectus.

•

If you purchase fund shares through a Merrill Lynch platform or account, Rights of Accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of Transamerica Fund Family Assets held by accounts with the purchaser’s householder at Merrill Lynch. Eligible Transamerica Fund Family Assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•

Letters of Intent (“LOI”), which allow for breakpoint discounts based on anticipated purchases over a 13-month period in any of the funds, are also available through Merrill Lynch, as described in the fund’s prospectus.

Ameriprise Financial (“Ameriprise”):

Effective June 1, 2018, shareholders purchasing fund shares through an Ameriprise platform or account will be eligible for the following front-end sales charge waivers and discounts with respect to Class A shares, which may differ from those disclosed elsewhere in the prospectus or SAI.

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise’s platform (if an Advisory or similar share class for such investment advisory program is not available).

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund.

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise or its affiliates and their immediate family members.

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

Morgan Stanley Smith Barney LLC (“Morgan Stanley”):

Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

•	Shares purchased through a Morgan Stanley self-directed brokerage account.

•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”):

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C Shares available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2 as described in the fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation and/or letters of intent

•	Breakpoints as described in this prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

•

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Exhibit A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [    ] day of October, 2019, by and among Transamerica Funds, a Delaware statutory trust (the “Trust”), with its principal place of business at 1801 California Street, Suite 5200, Denver, Colorado 80202, on behalf of its series listed on Exhibit A attached hereto under the heading “Acquiring Fund/Classes” (the “Acquiring Fund”), and the Trust, on behalf of its series listed on Exhibit A attached hereto under the heading Acquired Fund/Classes (the “Acquired Fund”). For purposes of this Agreement, the Trust will be referred to as the “Acquiring Entity” and the “Acquired Entity” when it is referred to in its capacity as the statutory trust of which the Acquiring Fund and the Acquired Fund, respectively, are series.

WHEREAS, the Acquired Fund and Acquiring Fund are each series of an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transaction contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement constitute a plan of reorganization within the meaning of Section 368 of the Code and Treasury Regulations Section 1.368-2(g);

WHEREAS, the reorganization of the Acquired Fund will consist of (1) the assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for (a) shares of the classes of shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”) corresponding to the classes of outstanding shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”), as described herein, and (b) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (2) the subsequent distribution of the Acquiring Fund Shares (which shall then constitute all of the assets of the Acquired Fund) to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund Shares and the termination of the Acquired Fund, as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Board of Trustees of the Acquiring Entity (the “Acquiring Entity Board”) has determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of the Acquired Entity (the “Acquired Entity Board”) has determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.

TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, ASSUMPTION OF ALL LIABILITIES OF THE ACQUIRED FUND AND LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Entity, on behalf of the Acquired Fund, agrees to assign, convey, transfer and deliver all of its property and assets attributable to the Acquired Fund, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to the Acquired Fund the number of full and fractional shares of each class of Acquiring Fund

Shares corresponding to a class of Acquired Fund Shares as of the time and date set forth in paragraph 3.1 determined by dividing the value of the Acquired Entity’s net assets with respect to that class of Acquired Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of the corresponding class of Acquiring Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the Acquired Fund as set forth in paragraph 1.2. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”). Exhibit A attached hereto shows the Acquiring Fund and its classes of shares and the Acquired Fund and its corresponding classes of shares. For purposes of this Agreement, each class of shares of the Acquired Fund as set forth on Exhibit A corresponds to the class of shares of the Acquiring Fund as set forth on such Exhibit, the term “Acquiring Fund Shares” should be read to include each such class of shares of the Acquiring Fund, and the term “Acquired Fund Shares” should be read to include each such class of shares of the Acquired Fund.

1.2 The property and assets of the Acquired Entity attributable to the Acquired Fund to be sold, assigned, conveyed, transferred and delivered to and acquired by the Acquiring Entity, on behalf of the Acquiring Fund, shall consist of all assets and property of every kind and nature of the Acquired Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, the Acquired Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The Acquiring Entity, on behalf of the Acquiring Fund, shall assume all of the liabilities and obligations of the Acquired Fund, including, without limitation, all indemnification obligations of the Acquired Fund with respect to the current and former members of the Acquired Entity Board and officers of the Acquired Entity, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”). The Acquired Fund will promptly assign, convey, transfer and deliver to the Acquiring Entity, on behalf of the Acquiring Fund, any rights, stock dividends, cash dividends or other securities received by the Acquired Fund after the Closing Date as stock dividends, cash dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, cash dividends and other securities shall be deemed included in the property and assets transferred to the Acquiring Entity, on behalf of the Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Entity on behalf of the Acquiring Fund.

1.3 Immediately following the actions contemplated by paragraph 1.1, the Acquired Entity shall take such actions as may be necessary or appropriate to complete the liquidation of the Acquired Fund. To complete the liquidation, the Acquired Entity, on behalf of the Acquired Fund, shall (a) distribute to the shareholders of record with respect to each class of the Acquired Fund Shares as of the Closing Date (“Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares of the corresponding class of the Acquiring Fund received by the Acquired Entity, on behalf of the Acquired Fund, pursuant to paragraph 1.1, in complete liquidation of the Acquired Fund and in complete redemption of the Acquired Fund Shares, and (b) terminate the Acquired Fund in accordance with applicable state law. Such distribution and redemption shall be accomplished, with respect to each class of Acquired Fund Shares, by the transfer of the corresponding class of Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of each class of Acquiring Fund Shares to be so credited to each Acquired Fund Shareholder holding Acquired Fund Shares of the corresponding class shall be equal to the aggregate net asset value of the Acquired Fund Shares of that corresponding class owned by that Acquired Fund Shareholder on the Closing Date. All issued Acquired Fund Shares will be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.

1.4 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund as maintained by the Acquiring Fund’s transfer agent.

1.5 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns for periods ending on or prior to the Closing Date, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Entity, on behalf of the Acquired Fund. The Acquiring Entity shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.

2.	VALUATION

2.1 The value of the Assets and the amount of the Liabilities of the Acquired Fund, and the amounts thereof attributable to each class of shares of the Acquired Fund, shall be determined as of the time for calculation of its net asset value as set forth in the then-current prospectus for the Acquired Fund, and after the declaration of any dividends by the Acquired Fund, on the applicable Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the Trust’s valuation procedures. All computations of value and amounts shall be subject to confirmation by the independent registered public accounting firm for the Acquired Fund.

2.2 The net asset value per share of each class of the Acquiring Fund Shares shall be determined as of the time for calculation of the Acquiring Fund’s net asset value as set forth in the then-current prospectus for the Acquiring Fund on the Valuation Date, computed using the Trust’s valuation procedures. All computations of value and amounts shall be made by the independent registered public accounting for the Acquiring Fund.

3.	CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date shall be October [    ], 2019, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time, or such later time on that date as the Acquired Fund’s net asset value and/or the net asset value per share of the class of shares of the Acquiring Fund is calculated in accordance with Article 2 and after the declaration of any dividends. The Closing shall be held at the offices of TAM, 1801 California Street, Suite 5200, Denver, Colorado 80202, or at such other time and/or place as the parties may agree.

3.2 At the Closing of the Reorganization, the Acquired Entity shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets from the accounts of the Acquired Fund that the Custodian maintains as custodian for the Acquired Fund to the accounts of the Acquiring Fund that the Custodian maintains as custodian for the Acquiring Fund. The Acquired Entity shall, within one business day after the Closing for the Reorganization, deliver to the Acquiring Entity a certificate of an authorized officer stating that (i) the Assets of the Acquired Fund have been so transferred as of the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of the Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 The Acquired Entity shall direct Transamerica Fund Services, Inc., in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver to the Acquiring Entity, within one business day after the Closing of the Reorganization, a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder of the Acquired Fund and the class, number and percentage ownership of the outstanding Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. At the Closing of the Reorganization, the Acquiring Fund shall deliver to the Secretary of the Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares of the appropriate class or classes have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.3 and (b) the appropriate number of Acquiring Fund Shares of the appropriate class or classes have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.3. At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable (in the judgment of the Acquiring Entity Board with respect to the Acquiring Fund and the Acquired Entity Board with respect to the Acquired Fund), the Closing Date for the Reorganization shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed to the Acquiring Entity in Schedule 4.1 of this Agreement, the Acquired Entity, on behalf of the Acquired Fund, represents and warrants to the Acquiring Entity and the Acquiring Fund as follows:

(a) The Acquired Fund is duly established as a series of the Acquired Entity, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under the Acquired Entity’s Declaration of Trust, as amended (the “Acquired Entity Charter”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Acquired Entity is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquired Entity. The Acquired Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1(c).

(b) The Acquired Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Acquired Entity, on behalf of the Acquired Fund, will have good and marketable title to the Acquired Fund’s Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Entity, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, will not result, in a material violation of Delaware law or of the Acquired Entity Charter or the by-laws of the Acquired Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Entity, on behalf of the Acquired Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Entity, on behalf of the Acquired Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, and those contracts listed in Schedule 4.1) will terminate without liability to the Acquired Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Acquired Fund and, to the Acquired

Fund’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Acquired Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by the Acquired Fund or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Acquired Entity’s knowledge, threatened against the Acquired Entity, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquired Fund’s business. The Acquired Entity, on behalf of the Acquired Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or the Acquired Entity’s ability to consummate the transactions herein contemplated on behalf of the Acquired Fund.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquired Fund for the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Entity) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(j) Since the last day of the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, or any incurrence by the Acquired Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquired Fund required by law to have been filed (taking into account any extensions) shall have been timely filed (taking such extensions into account) and shall be correct in all material respects, and all federal and other taxes shown as due or required to have been shown as due from the Acquired Fund on such tax returns, forms and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquired Entity’s knowledge, no such return is currently under audit and no outstanding assessment of any tax has been asserted with respect to such returns.

(l) The Acquired Fund is a separate series of the Acquired Entity that is treated as a corporation separate from any and all other series of the Acquired Entity under Section 851(g) of the Code. For each taxable year of its operation (including the current taxable year, assuming such year ends on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code. For each taxable year of its operation (including the current taxable year, assuming such year ends on the date on which the Acquired Fund liquidates), the Acquired Fund will have distributed, on or before the Closing Date, substantially all of (a) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), (b) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Section 265 and Section 171(a)(2) of the Code, and (c) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryover) that has accrued or been recognized, respectively, through the Closing Date such that for all tax periods ending on or before the Closing Date (and treating the current taxable year as ending on the Closing Date) the Acquired Fund will not have any unpaid tax liability under Section 852 of the Code. For each calendar year of its operation (including the calendar year that includes the date on which the Acquired Fund liquidates), the Acquired Fund will have made such distributions on or before the Closing Date, as are necessary so that for all calendar years ending on or before the Closing Date, and for the calendar year that includes the Closing Date, the Acquired Fund will not have any unpaid tax liability under Section 4982 of the Code.

(m) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquired Entity and have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares.

(n) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquired Entity Board, on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Entity, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Acquired Entity, on behalf of the Acquired Fund, for use in any documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(p) The Registration Statement (as defined in paragraph 5.8), insofar as it relates to the Acquired Fund, on the effective date of the Registration Statement and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Entity, on behalf of the Acquiring Fund, for use therein), and (ii) comply in all material respects with the provisions of the 1933 Act, 1934 Act and the 1940 Act and the rules and regulations thereunder.

4.2 Except as has been fully disclosed to the Acquired Entity in Schedule 4.2 to this Agreement, the Acquiring Entity, on behalf of the Acquiring Fund, represents and warrants to the Acquired Entity and the Acquired Fund as follows:

(a) The Acquiring Fund is duly established as a series of the Acquiring Entity, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with the power under the Acquiring Entity’s Declaration of Trust, as amended (the “Acquiring Entity Charter”), to own all of the assets of the Acquiring Fund and to carry on its business as it is being conducted as of the date hereof. The Acquiring Entity is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquiring Entity. The Acquiring Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.2(c).

(b) The Acquiring Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquiring Fund Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, will not result, in a material violation of Delaware law or the Acquiring Entity Charter or the by-laws of the Acquiring Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Acquiring Entity’s knowledge, threatened against the Acquiring Entity, with respect to the Acquiring Fund, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund’s business. The Acquiring Entity, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or the Acquiring Entity’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund as at the last day of and for the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement have been audited by Ernst & Young LLP, independent registered certified public accounting firm, and are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquired Entity) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(h) Since the last day of the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, or any incurrence by the Acquiring Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(i) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquiring Fund required by law to have been filed (taking into account any extensions) shall have been timely filed (taking such extensions into account) and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due from the Acquiring Fund on such tax returns, forms and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquiring Entity’s knowledge, no such return is currently under audit and no outstanding assessment of any tax has been asserted with respect to such returns.

(j) The Acquiring Fund is a separate series of the Acquiring Entity that is treated as a corporation separate from any and all other series of the Acquiring Entity under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code. For each taxable year of its operation ending prior to the Closing Date, the Acquiring Fund will have distributed (or will distribute pursuant to the provisions of Section 855 of the Code) substantially all of (a) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), (b) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Section 265 and Section 171(a)(2) of the Code, and (c) any net capital gain (as defined in the Code) (after reduction for any capital loss carryover) such that for all tax periods ending prior to the Closing Date the Acquiring Fund will not have any unpaid tax liability under Section 852 of the Code. For each calendar year of its operation ending prior to the Closing Date, the Acquiring Fund will have made such distributions as are necessary so that for all calendar years ending prior to the Closing Date the Acquiring Fund will not have any unpaid tax liability under Section 4982 of the Code.

(k) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquiring Entity and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Acquired Entity, for the account of the Acquired Fund Shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by the Acquiring Entity.

(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquiring Entity Board, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The information to be furnished by the Acquiring Entity, on behalf of the Acquiring Fund, for use in any documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(n) The Registration Statement (as defined in paragraph 5.8), insofar as it relates to the Acquiring Fund, on the effective date of the Registration Statement and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Entity for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

[Reorganization 2 only - (o) The Post-Effective Amendments (as defined in paragraph 5.9) to be filed by the Acquiring Entity, insofar as they relate to the Acquiring Fund, pursuant to this Agreement will, on the effective date of the Post-Effective Amendments, comply in all material respects with the applicable requirements of the 1933 Act and 1940 Act and the rules and regulations thereunder.]

5.	COVENANTS

The Acquired Entity, on behalf of the Acquired Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, respectively, hereby further covenant as follows:

5.1 The Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

5.2 The Acquiring Fund Shares to be acquired by the Acquired Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3 The Acquired Entity, on behalf of the Acquired Fund, will assist the Acquiring Entity in obtaining such information as the Acquiring Entity reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4 Subject to the provisions of this Agreement, the Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5 Each of the Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, will use all reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.6 The Acquired Entity, on behalf of the Acquired Fund, will, from time to time, as and when reasonably requested by the Acquiring Entity, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Entity, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Entity’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Entity’s title to and possession of all the Assets, and to otherwise to carry out the intent and purpose of this Agreement.

5.7 The Acquiring Entity, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.8 The Acquiring Entity, on behalf of the Acquiring Fund, shall prepare and file a registration statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Acquired Entity, on behalf of the Acquired Fund, will provide to the Acquiring Entity such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

[Reorganization 2 only - 5.9 The Acquiring Entity, on behalf of the Acquiring Fund, shall prepare and file one or more post-effective amendments to its registration statement on Form N-1A (the “Post-Effective Amendments”) to become effective on or before the Closing Date to register Class R1 and Class R6 of Acquiring Fund Shares under the 1933 Act and the 1940 Act.]

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Entity, on behalf of the Acquired Fund, to consummate the Reorganization of the Acquired Fund shall be subject, at the Acquired Entity’s election, to the following conditions with respect to the Acquired Fund:

6.1 All representations and warranties of the Acquiring Entity, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Acquiring Entity, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3 The Acquiring Entity, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities of the Acquired Fund and all such other agreements and instruments as the Acquired Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Entity’s assumption of all of the Liabilities, and to otherwise to carry out the intent and purpose of this Agreement.

6.4 The Acquiring Entity, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Entity, on behalf of the Acquiring Fund, by the Acquiring Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Acquired Entity shall reasonably request.

6.5 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to consummate the Reorganization of the Acquiring Fund shall be subject, at the Acquiring Entity’s election, to the following conditions with respect to the Acquiring Fund:

7.1 All representations and warranties of the Acquired Entity, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Acquired Entity, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Entity, on behalf of the Acquired Fund, on or before the Closing Date.

7.3 The Acquired Entity shall have delivered to the Acquiring Entity, on behalf of the Acquiring Fund, a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Acquired Entity on behalf of the Acquired Fund. The Acquired Entity, on behalf of the Acquired Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

7.4 The Acquired Entity, on behalf of the Acquired Fund, shall have delivered to the Acquiring Entity a certificate executed in the name of the Acquired Entity, on behalf of the Acquired Fund, by the Acquired Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Entity shall reasonably request.

7.5 The Acquired Entity, on behalf of the Acquired Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued by the Acquiring Fund in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Entity, on behalf of the Acquired Fund, or the Acquiring Entity, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled on behalf of the Acquired Fund or Acquiring Fund, as applicable, at its option, to (and shall, in the case of a failure to satisfy the conditions set forth in paragraph 8.4) refuse to consummate the transactions contemplated by this Agreement with respect to the Acquired Fund and the Acquiring Fund:

8.1 On the applicable Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquired Entity, with respect to the Acquired Fund, or the Acquiring Entity, with respect to the Acquiring Fund, from completing the transactions contemplated by this Agreement.

8.2 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Entity or the Acquired Entity to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.3 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending. [Reorganization 2 only - The Post-Effective Amendments shall have become effective, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.]

8.4 The parties shall have received the opinion of Morgan, Lewis & Bockius LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations and upon certifications made by the Acquired Entity, on behalf of the Acquired Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, (i) the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Entity, on behalf of the Acquiring Fund, of the Liabilities of the Acquired Fund as part of the Reorganization; (iii) the tax basis in the hands of the Acquiring Fund of the Assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same as the tax basis of such Assets in the hands of the Acquired Fund immediately prior to the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund upon the transfer; (iv) the holding period in the hands of the Acquiring Fund of each Asset transferred to the Acquiring Fund in the Reorganization, other than Assets with respect to which gain or loss is required to be recognized in the Reorganization, will include the period during which the Asset was held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset); (v) no gain or loss will be recognized by the Acquired Fund in the Reorganization upon the transfer of its Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Entity, on behalf of the Acquiring Fund, of the Liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in complete liquidation of the Acquired Fund, except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code and (C) any other gain or loss that may be required to be recognized as a result of the closing of the Acquired Fund’s taxable year or upon the transfer of an Asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code; (vi) no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund Shares solely for the Acquiring Fund Shares as part of the Reorganization; (vii) the aggregate tax basis of the Acquiring Fund Shares that each Acquired Fund Shareholder of the Acquired Fund receives in the Reorganization will be the same as the aggregate tax basis of his or her Acquired Fund Shares exchanged therefor; and (viii) each

Acquired Fund Shareholder’s holding period for his or her Acquiring Fund Shares received in the Reorganization will include the holding period for which he or she held the Acquired Fund Shares exchanged therefor, provided that he or she held the Acquired Fund Shares as capital assets on the date of the exchange. The delivery of such opinion is conditioned upon the receipt by Morgan, Lewis & Bockius LLP of representations it shall request of the Acquiring Entity and the Acquired Entity. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Acquired Entity may waive the condition set forth in this paragraph 8.4 on behalf of the Acquired Fund or the Acquiring Fund.

8.5 The Acquiring Entity, on behalf of the Acquiring Fund, shall have received on the applicable Closing Date an opinion of Morgan, Lewis & Bockius LLP, in a form reasonably satisfactory to the Acquiring Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquired Entity, on behalf of the Acquired Fund, and its authorized officers: (a) the Acquired Entity is a statutory trust existing under the laws of the State of Delaware; (b) the Acquired Entity, with respect to the Acquired Fund, has the power as a statutory trust to carry on its business as presently conducted in accordance with the description thereof in the Acquired Entity’s registration statement as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Acquired Entity, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Entity, on behalf of the Acquired Fund, enforceable against the Acquired Entity in accordance with its terms; and (d) the execution and delivery of this Agreement did not, and the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to this Agreement will not, violate the Acquired Entity Charter or the bylaws of the Acquired Entity. Such opinion may state that it is solely for the benefit of the Acquiring Entity and the Acquiring Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Morgan, Lewis & Bockius LLP appropriate to render the opinions expressed therein.

8.6 The Acquired Entity, on behalf of the Acquired Fund, shall have received on the applicable Closing Date an opinion of Morgan, Lewis & Bockius LLP, in a form reasonably satisfactory to the Acquired Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquiring Entity, on behalf of the Acquiring Fund and its authorized officers: (a) the Acquiring Entity is a statutory trust validly existing under the laws of the State of Delaware; (b) the Acquiring Entity, with respect to the Acquiring Fund, has the power as a statutory trust to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Entity’s registration statement as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Acquiring Entity, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable against the Acquiring Entity in accordance with its terms; and (d) the execution and delivery of this Agreement did not, and the issuance of the Acquiring Fund Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement will not, violate the Acquiring Entity Charter or the by-laws of the Acquiring Entity. Such opinion may state that it is solely for the benefit of the Acquired Entity and the Acquired Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Morgan, Lewis & Bockius LLP appropriate to render the opinions expressed therein.

9.	INDEMNIFICATION

9.1 The Acquiring Entity, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquired Entity and the members of the Acquired Entity Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Entity and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Entity, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Entity or the members of the Acquiring Entity Board or its officers prior to the Closing Date, provided that such indemnification by the Acquiring Entity is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Acquired Entity, out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless the Acquiring Entity and the members of the Acquiring Entity Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Entity and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Entity, on behalf of an Acquired Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Entity or the members of the Acquired Entity Board or its officers prior to the Closing Date, provided that such indemnification by the Acquired Entity is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10.	BROKER FEES AND EXPENSES

10.1 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

[10.2 [Reorganization 1 only – The costs of the Reorganization will be borne equally by the Acquired Fund and the Acquiring Fund.] [Reorganization 2 only - The costs of the Reorganization will be borne by the Acquired Fund.]] Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses (without reimbursement by another person) if and to the extent that the payment by another person of such expenses would prevent such party from being treated as a “regulated investment company” under the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on the Acquired Fund or the Acquiring Fund or on shareholders of the Acquired Fund or the Acquiring Fund.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Acquiring Entity and the Acquired Entity agree that neither party has made any representation, warranty or covenant, on behalf of the Acquiring Fund or the Acquired Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The covenants to be performed after the Closing by both the Acquiring Entity and the Acquired Entity, and the obligations of the Acquiring Entity, on behalf of the Acquiring Fund, in Article 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to any Acquiring Fund or Acquired Fund at any time prior to the Closing Date with respect to the Reorganization by resolution of either the Acquiring Entity Board or the Acquired Entity Board, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively. Any such termination resolution will be effective when communicated to the other party. The termination of this Agreement shall not affect the rights and obligations of any party in respect of any breach of this Agreement occurring prior to such termination.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Entity, on behalf of the Acquired Fund, and the Acquiring Entity, on behalf of the Acquiring Fund.

14.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Acquiring Entity or the Acquired Entity, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

15.	HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York.

15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5 The warranties, representations and agreements contained in this Agreement made by the Acquired Entity, on behalf of the Acquired Fund, are made on a several (and not joint, or joint and several) basis. Similarly, the warranties, representations and agreements contained in this Agreement made by the Acquiring Entity, on behalf of the Acquiring Fund, are made on a several (and not joint, or joint and several) basis.

[Rest of page intentionally left blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

TRANSAMERICA FUNDS, on behalf of the Acquiring Fund listed on Exhibit A attached hereto

By:
Name:
Title:

TRANSAMERICA FUNDS, on behalf of the Acquired Fund listed on Exhibit A attached hereto

By:
Name:
Title:

Exhibit A

[Reorganization 1]

Acquired Fund/Classes	Acquiring Fund/Classes
Transamerica Concentrated Growth	Transamerica US Growth
Class A	Class A
Class C	Class C
Class I	Class I
Class I2	Class I2
Class T2	Class T2

[Reorganization 2]

Acquired Fund/Classes	Acquiring Fund/Classes
Transamerica Growth	Transamerica Capital Growth
Class I2	Class I2
Class R1	Class R1
Class R6	Class R6

SCHEDULE 4.1

[                    ]

SCHEDULE 4.2

[                    ]

PART B

TRANSAMERICA FUNDS

on behalf of its Series:

TRANSAMERICA US GROWTH

TRANSAMERICA CAPITAL GROWTH

(each a “Destination Fund”)

1801 California Street, Suite 5200

Denver, Colorado 80202

(Toll free) 1-888-233-4339

STATEMENT OF ADDITIONAL INFORMATION

September 6, 2019

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the combined Information Statement and Prospectus dated September 6, 2019 (the “Information Statement/Prospectus”), which relates to Class A, Class C, Class I, Class T2 and Class I2 shares of Transamerica US Growth to be issued in exchange for shares of the series of Transamerica Concentrated Growth, and Class R1, Class R6 and Class I2 shares of Transamerica Capital Growth to be issued in exchange for shares of the series of Transamerica Growth, as shown below.

Transamerica US Growth and Transamerica Capital Growth are referred to as the Destination Funds. Transamerica Concentrated Growth and Transamerica Growth are referred to as the Target Funds. Please retain this SAI for further reference.

To obtain a copy of the Information Statement/Prospectus, free of charge, please write to the Destination Fund at the address set forth above or call the Destination Fund at the number set forth above.

The following table indicates (a) the Target Funds and Destination Funds involved in the Reorganizations, and (b) the corresponding Destination Fund shares that each applicable Target Fund shareholders will receive.

Reorganization	Target Funds & Shares	Destination Funds & Shares
1	Transamerica Concentrated Growth	Transamerica US Growth
	Class A	Class A
	Class C	Class C
	Class I	Class I
	Class I2	Class I2
	Class T2*	Class T2*

2	Transamerica Growth	Transamerica Capital Growth
	Class R1**	Class R1
	Class R6	Class R6
	Class I2	Class I2

*	Transamerica Concentrated Growth and Transamerica US Growth do not offer Class T2 shares as of the date of this SAI.
**	Transamerica Growth does not offer Class R1 shares as of the date of this SAI.

1

INTRODUCTION	3
DOCUMENTS INCORPORATED BY REFERENCE	3
FINANCIAL STATEMENTS	3

2

INTRODUCTION

This SAI is intended to supplement the Information Statement/Prospectus relating specifically to the proposed transfer of all of the assets of the Target Funds to, and the assumption of the liabilities of the Target Funds by, each corresponding Destination Fund in exchange for shares of such Destination Fund as shown in the table on the cover page of this SAI.

DOCUMENTS INCORPORATED BY REFERENCE

This SAI consists of these cover pages, the accompanying pro forma financial statements and the following documents, each of which was filed electronically with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein.

1. The Funds’ Statement of Additional Information dated March 1, 2019 (File Nos. 811-04556 and 033-02659; Accession No. 0001193125-19-057934), is incorporated herein by reference.

2. The Funds’ Annual Reports for the fiscal year ended October 31, 2018 (File No. 811-04556), as filed with the SEC on January 4, 2019 (Accession No. 0001193125-19-002538) are incorporated herein by reference.

3. The Funds’ Semi-Annual Reports for the fiscal period ended April 30, 2019 (File No. 811-04556), as filed with the SEC on July 3, 2019 (Accession No. 0001193125-19-189241) are incorporated herein by reference.

PRO FORMA FINANCIAL STATEMENTS

Shown below are the financial statements for each Target Fund and each Destination Fund.

The pro forma financial statements are unaudited.

Reorganization 1

Reorganization of Transamerica Concentrated Growth into Transamerica US Growth
PRO FORMA SCHEDULE OF INVESTMENTS
At April 30, 2019
			Transamerica Concentrated Growth		Transamerica US Growth		Adjustments			Combined Pro Forma Fund
	Coupon Rate	Maturity Date	Shares	Value	Shares	Value	Shares	Value		Shares	Value
Common Stocks - 97.9%
Aerospace & Defense
Raytheon Co.			—	$—	62,980	$11,184,618				62,980	$11,184,618
Banks
SVB Financial Group			—	—	28,597	7,198,437				28,597	7,198,437
Beverages
Constellation Brands, Inc., Class A			—	—	70,470	14,916,385				70,470	14,916,385
Monster Beverage Corp.			—	—	203,440	12,125,024				203,440	12,125,024
Biotechnology
BioMarin Pharmaceutical, Inc.			70,285	6,011,476	—	—				70,285	6,011,476
Genmab A/S			222,923	3,725,043	—	—				222,923	3,725,043
Seattle Genetics, Inc.			—	—	100,930	6,841,035				100,930	6,841,035
Vertex Pharmaceuticals, Inc.			—	—	51,804	8,753,840				51,804	8,753,840
Building Products
Fortune Brands Home & Security, Inc.			—	—	237,718	12,546,756				237,718	12,546,756
Capital Markets
BlackRock, Inc.			—	—	15,431	7,487,738				15,431	7,487,738
Charles Schwab Corp.			149,280	6,834,038	—	—				149,280	6,834,038
Intercontinental Exchange, Inc.			—	—	129,965	10,572,653				129,965	10,572,653
Chemicals
Albemarle Corp.			51,838	3,890,960	—	—				51,838	3,890,960
PPG Industries, Inc.			—	—	113,864	13,379,020				113,864	13,379,020
Sherwin-Williams Co.			12,650	5,753,600	14,429	6,562,742				27,079	12,316,342
Commercial Services & Supplies
Copart, Inc.			—	—	156,142	10,511,479				156,142	10,511,479
Consumer Finance
Capital One Financial Corp.			—	—	96,770	8,983,159				96,770	8,983,159
Diversified Telecommunicatrion Services
Verizon Communications, Inc.			—	—	252,094	14,417,256				252,094	14,417,256
Electrical Equipment
AMETEK, Inc.			—	—	128,435	11,324,114				128,435	11,324,114
Eaton Corp. PLC			—	—	95,923	7,944,343				95,923	7,944,343
Electronic Equipment, Instruments & Components
Amphenol Corp., Class A			58,562	5,830,433	—	—				58,562	5,830,433
CDW Corp.			—	—	96,262	10,165,267				96,262	10,165,267
Entertainment
Activision Blizzard, Inc.			—	—	146,118	7,044,349				146,118	7,044,349
Electronic Arts, Inc.			—	—	65,245	6,175,439				65,245	6,175,439
Netflix, Inc.			—	—	34,843	12,910,725				34,843	12,910,725
Walt Disney Co.			—	—	147,368	20,184,995				147,368	20,184,995
Equity Real Estate Investment Trusts
American Tower Corp., REIT			41,495	8,103,973	69,877	13,646,978				111,372	21,750,951
Food & Staples Retailing
Costco Wholesale Corp.			—	—	73,715	18,099,244				73,715	18,099,244
Health Care Equipment & Supplies
Baxter International, Inc.			—	—	214,528	16,368,486				214,528	16,368,486
Boston Scientific Corp.			—	—	322,086	11,955,832				322,086	11,955,832
Cooper Cos., Inc.			18,833	5,460,063	—	—				18,833	5,460,063
Danaher Corp.			55,899	7,403,264	—	—				55,899	7,403,264
Edwards Lifesciences Corp.			—	—	58,389	10,280,551				58,389	10,280,551
Teleflex, Inc.			—	—	35,408	10,133,062				35,408	10,133,062
Health Care Providers & Services
Centene Corp.			97,251	5,014,262	—	—				97,251	5,014,262
UnitedHealth Group, Inc.			—	—	107,701	25,101,872				107,701	25,101,872
Hotels, Restaurants & Leisure
Hilton Worldwide Holdings, Inc.			—	—	148,911	12,953,768				148,911	12,953,768
Household Products
Colgate-Palmolive Co.			—	—	219,467	15,975,003				219,467	15,975,003
Industrial Conglomerates
Roper Technologies, Inc.			21,017	7,559,815	—	—				21,017	7,559,815
Insurance
Allstate Corp.			—	—	93,946	9,306,291				93,946	9,306,291
Interactive Media & Services
Alphabet, Inc., Class A			5,216	6,253,775	44,515	53,371,704				49,731	59,625,479
Alphabet, Inc., Class C			—	—	18,364	21,825,247				18,364	21,825,247
Facebook, Inc., Class A			27,499	5,318,307	149,274	28,869,592				176,773	34,187,899
Internet & Direct Marketing Retail
Amazon.com, Inc.			2,889	5,565,716	35,204	67,821,210				38,093	73,386,926
Booking Holdings, Inc.			—	—	7,707	14,296,408				7,707	14,296,408
Wayfair, Inc., Class A			—	—	48,037	7,789,200				48,037	7,789,200
IT Services
Accenture PLC, Class A			32,103	5,864,255	—	—				32,103	5,864,255
EPAM Systems, Inc.			—	—	55,125	9,887,220				55,125	9,887,220
Fiserv, Inc.			83,164	7,255,227	—	—				83,164	7,255,227
FleetCor Technologies, Inc.			—	—	69,697	18,187,432				69,697	18,187,432
Global Payments, Inc.			—	—	116,219	16,976,109				116,219	16,976,109
GoDaddy, Inc., Class A			—	—	230,182	18,759,833				230,182	18,759,833
Mastercard, Inc., Class A			—	—	138,391	35,184,528				138,391	35,184,528
PayPal Holdings, Inc.			—	—	172,548	19,458,238				172,548	19,458,238
Visa, Inc., Class A			49,290	8,104,755	—	—				49,290	8,104,755
Life Sciences Tools & Services
Lonza Group AG			224,203	6,931,236	—	—				224,203	6,931,236
Thermo Fisher Scientific, Inc.			—	—	60,873	16,889,214				60,873	16,889,214
Machinery
Illinois Tool Works, Inc.			—	—	86,164	13,409,703				86,164	13,409,703
Middleby Corp.			—	—	58,991	7,794,481				58,991	7,794,481
Nordson Corp.			—	—	74,964	10,940,996				74,964	10,940,996
Snap-on, Inc.			—	—	53,508	9,004,326				53,508	9,004,326
Oil, Gas & Consumable Fuels
Continental Resources, Inc.			—	—	149,061	6,855,315				149,061	6,855,315
EOG Resources, Inc.			36,041	3,461,738	—	—				36,041	3,461,738
Pharmaceuticals
Allergan PLC			—	—	55,677	8,184,519				55,677	8,184,519
Roche Holding AG			158,229	5,231,051	—	—				158,229	5,231,051
Professional Services
Equifax, Inc.			—	—	51,416	6,475,845				51,416	6,475,845
IHS Markit, Ltd.			—	—	135,495	7,758,444				135,495	7,758,444
Verisk Analytics, Inc.			60,307	8,511,730	—	—				60,307	8,511,730
Road & Rail
Norfolk Southern Corp.			—	—	52,366	10,683,711				52,366	10,683,711
Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.			—	—	414,706	11,458,327				414,706	11,458,327
Marvell Technology Group, Ltd.			—	—	380,748	9,526,315				380,748	9,526,315
Micron Technology, Inc.			—	—	227,787	9,580,721				227,787	9,580,721
ON Semiconductor Corp.			—	—	339,262	7,823,382				339,262	7,823,382
Software
Adobe, Inc.			24,685	7,140,136	72,793	21,055,375				97,478	28,195,511
Check Point Software Technologies, Ltd.			44,144	5,330,829	—	—				44,144	5,330,829
DocuSign, Inc.			—	—	147,566	8,362,565				147,566	8,362,565
Guidewire Software, Inc.			—	—	135,400	14,420,100				135,400	14,420,100
Microsoft Corp.			64,083	8,369,240	521,578	68,118,087				585,661	76,487,327
salesforce.com, Inc.			—	—	142,950	23,636,783				142,950	23,636,783
ServiceNow, Inc.			—	—	53,082	14,412,294				53,082	14,412,294
SS&C Technologies Holdings, Inc.			109,648	7,418,784	211,232	14,291,957				320,880	21,710,741
Workday, Inc., Class A			—	—	70,341	14,464,220				70,341	14,464,220
Specialty Retail
O’Reilly Automotive, Inc.			16,219	6,140,027	—	—				16,219	6,140,027
TJX Cos., Inc.			—	—	273,461	15,007,540				273,461	15,007,540
Technology Hardware, Storage & Peripherals
Apple, Inc.			37,865	7,598,370	297,815	59,762,536				335,680	67,360,906
NetApp, Inc.			—	—	146,879	10,700,135				146,879	10,700,135
Textiles, Apparel & Luxury Goods
NIKE, Inc., Class B			54,470	4,784,100	257,423	22,609,462				311,893	27,393,562
Under Armour, Inc., Class C			—	—	543,635	11,264,117				543,635	11,264,117
VF Corp.			—	—	145,382	13,725,515				145,382	13,725,515

Total Common Stocks				174,866,203		1,125,693,167		—			1,300,559,370

				Total Cost ($115,047,158)		Total Cost ($654,073,990)					Total Cost ($769,121,148)
Securities Lending Collateral - 0.1%
State Street Navigator Securities Lending Trust—Government Money Market Portfolio	2.51%		619,800	$619,800	347,550	$347,550				967,350	$967,350

Total Securities Lending Collateral				619,800		347,550		—			967,350

				Total Cost ($619,800)		Total Cost ($347,550)					Total Cost ($967,350)

			Principal	Value	Principal	Value				Principal	Value
Repurchase Agreement - 2.2%
Fixed Income Clearing Corp.	1.45%	5/1/2019	$6,809,743	$6,809,743	$21,781,181	$21,781,181				$28,590,924	$28,590,924

Total Repurchase Agreement				6,809,743		21,781,181		—			28,590,924

				Total Cost ($6,809,743)		Total Cost ($21,781,181)					Total Cost ($28,590,924)

Total Investments				182,295,746		1,147,821,898		—			1,330,117,644

				Total Cost ($122,476,701)		Total Cost ($676,202,721)		Total Cost ($0)			Total Cost ($798,679,422)
Other Assets and Liabilities - (0.1)%				5,640		(1,560,131)		(60,000	) (a)		(1,614,491)

Net Assets				$182,301,386		$1,146,261,767		($60,000)			$1,328,503,153

VALUATION SUMMARY:

Investments	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
Common Stocks	$174,866,203	$—	$—	$174,866,203	$1,125,693,167	$—	$—	$1,125,693,167	$1,300,559,370	$—	$—	$1,300,559,370
Other Investment Company	619,800	—	—	619,800	347,550	—	—	347,550	967,350	—	—	967,350
Repurchase Agreement	—	6,809,743	—	6,809,743	—	21,781,181	—	21,781,181	—	28,590,924	—	28,590,924

Total Investments	$175,486,003	$6,809,743	$—	$182,295,746	$1,126,040,717	$21,781,181	$—	$1,147,821,898	$1,301,526,720	$28,590,924	$—	$1,330,117,644

(a)	See Note 2 of the Notes to the Pro Forma Financial Statements.

As of April 30, 2019, all securities held by the Target Fund would comply with the investment restrictions of the Destination Fund.

3

Reorganization of Transamerica Concentrated Growth into Transamerica US Growth

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES

At April 30, 2019

	Transamerica Concentrated Growth	Transamerica US Growth	Adjustments		Combined Pro Forma Fund
Assets:
Investments, at value	$175,486,003	$1,126,040,717	$—		$1,301,526,720
Repurchase agreements, at value	6,809,743	21,781,181	—		28,590,924
Receivables and other assets:			—		—
Investments sold	732,151	—	—		732,151
Net income from securities lending	427	677	—		1,104
Shares of beneficial interest sold	—	49,515	—		49,515
Dividends and/or distributions	86,076	430,086	—		516,162
Interest	274	877	—		1,151
Tax reclaims	136,519	188,755	—		325,274
Prepaid expenses	882	5,217	—		6,099

Total assets	$183,252,075	$1,148,497,025	$—		$1,331,749,100

Liabilities:
Cash collateral received upon return of:
Securities on loan	619,800	347,550	—		967,350
Payables and other liabilities:
Shares of beneficial interest redeemed	166,966	772,111	—		939,077
Investment management fees	108,545	688,762	—		797,307
Distribution and service fees	1,390	144,804	—		146,194
Transfer agent fees	4,046	122,220	—		126,266
Trustees, CCO and deferred compensation fees	847	4,452	—		5,299
Audit and tax fees	14,577	20,812	—		35,389
Custody fees	12,517	52,701	—		65,218
Legal fees	2,761	13,515	—		16,276
Printing and shareholder reports fees	8,939	46,537	—		55,476
Registration fees	7,599	10,079	—		17,678
Merger fees	—	—	60,000	(a)	60,000
Other accrued expenses	2,702	11,715	—		14,417

Total liabilities	950,689	2,235,258	60,000		3,245,947

Net Assets	$182,301,386	$1,146,261,767	$(60,000)		$1,328,503,153

Net Assets Consist of:
Paid-in capital	$115,070,244	632,885,091	$7,352,097	(b)	$755,307,432
Total distributable earnings	67,231,142	513,376,676	(7,412,097)		573,195,721

Net Assets	$182,301,386	$1,146,261,767	$(60,000)		$1,328,503,153

Net assets by class:
Class A	$1,545,755	$604,394,794	$(16,072	) (a)	$605,924,477
Class B (C)	—	2,634,569	(69	) (a)	2,634,500
Class C	1,216,431	14,934,967	(591	) (a)	16,150,807
Class I	26,477,652	204,414,656	(9,708	) (a)	230,882,600
Class I2	153,061,548	195,184,678	(30,296	) (a)	348,215,930
Class T	—	124,698,103	(3,264	) (a)	124,694,839
Shares outstanding (unlimited shares, no par value):
Class A	88,395	28,373,737	(15,824	) (d)	28,446,308
Class B (C)	—	134,439	—		134,439
Class C	72,417	756,366	(10,826	) (d)	817,957
Class I	1,523,448	9,383,191	(308,319	) (d)	10,598,320
Class I2	8,679,640	8,972,365	(1,642,327	) (d)	16,009,678
Class T	—	2,017,015	—		2,017,015
Net asset value per share:
Class A	$17.49	$21.30	(17.49	) (e)	$21.30
Class B (C)	—	19.60	—		19.60
Class C	16.80	19.75	(16.80	) (e)	19.75
Class I	17.38	21.79	(17.38	) (e)	21.79
Class I2	17.63	21.75	(17.63	) (e)	21.75
Class T	—	61.82	—		61.82
Maximum offering price per share:
Class A	$18.51	$22.54	(18.51	) (e)	$22.54
Class T	—	67.56	—		67.56

Investments, at cost	$115,666,958	$654,421,540	—		$770,088,498
Securities on loan, at value	601,065	340,515	—		941,580
Repurchase agreements, at cost	6,809,743	21,781,181	—		28,590,924
Foreign currency, at cost	—	—	—		—

(a)-(e) See Note 2 of the Notes to the Pro Forma Financial Statements.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

4

Reorganization of Transamerica Concentrated Growth into Transamerica US Growth

PRO FORMA STATEMENT OF OPERATIONS

For the 12 months ended April 30, 2019

	Transamerica Concentrated Growth	Transamerica US Growth	Adjustments		Combined Pro Forma Fund
Investment Income:
Dividend income	$1,664,255	$9,075,752	$—		$10,740,007
Interest income	45,851	127,146	—		172,997
Net income from securities lending	14,651	21,693	—		36,344
Withholding taxes on foreign income	(74,567)	(36,687)			(111,254)

Total investment income	1,650,190	9,187,904	—		10,838,094

Expenses:
Investment management fees	1,304,468	7,620,093	(441,162	) (f)	8,483,399
Distribution and service fees:
Class A	3,264	1,386,433	—		1,389,697
Class B (C)	—	33,400	—		33,400
Class C	11,035	289,151	—		300,186
Class T1 (g)	24	26	—		50
Transfer agent fees		—	—
Class A	1,194	971,769	—		972,963
Class B (C)	—	24,061	—		24,061
Class C	1,085	85,778	—		86,863
Class I	33,075	257,416	—		290,491
Class I2	11,922	14,845	—		26,767
Class T	—	88,345	—		88,345
Advisor Class (g)	20	23	—		43
Trustees, CCO and deferred compensation fees	4,739	27,566	—		32,305
Audit and tax fees	28,061	37,749	(21,085	) (h)	44,725
Custody fees	19,071	96,203	(7,987	) (i)	107,287
Legal fees	8,746	52,191	—		60,937
Printing and shareholder reports fees	19,738	149,393	—		169,131
Registration fees	61,730	119,822	—		181,552
Registration fees	8,332	14,620	—		22,952
Other	3,849	24,102	—		27,951

Total expenses before waiver and/or reimbursment and recapture	1,520,353	11,292,986	(470,234)		12,343,105

Expenses waived and/or reimbursed:
Class A	(1,676)	—	1,676	(j)	—
Class B (C)	—	(10,582)	1,902	(j)	(8,680)
Class C	—	(22,183)	(19,502	) (j)	(41,685)
Class I2	—	—			—
Advisor Class (g)	(2)	—	2	(j)	—
Recapture of previously waived and/or reimbursed fees:
Class A	2,857	—	(2,857	) (k)	—
Class B (C)	—	771	—		771
Class C	—	7,318	—		7,318
Class I2	11,854	—	(11,854	) (k)	—
Advisor Class (g)	3	—	(3	) (k)	—

Net expenses	1,533,389	11,268,310	(500,870)		12,300,829

Net investment income (loss)	116,801	(2,080,406)	500,870		(1,462,735)

Net realized gain (loss) on:
Investments	16,466,638	79,054,082			95,520,720
Foreign currency transactions	(1,673)	—	—		(1,673)

Net realized gain (loss)	16,464,965	79,054,082	—		95,519,047

Net change in unrealized appreciation (depreciation) on:
Investments	14,304,749	121,809,502	—		136,114,251
Translation of assets and liabilities denominated in foreign currencies	—	(13,223)	—		(13,223)

Net change in unrealized appreciation (depreciation)	14,304,749	121,796,279	—		136,101,028

Net realized and change in unrealized gain (loss)	30,769,714	200,850,361	—		231,620,075

Net increase in net assets resulting from operations	$30,886,515	$198,769,955	$500,870		$230,157,340

(c),(f)-(k) See Note 2 of the Notes to the Pro Forma Financial Statements.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

5

Reorganization 2

Reorganization of Transamerica Growth into Transamerica Capital Growth

PRO FORMA SCHEDULE OF INVESTMENTS

At April 30, 2019

			Transamerica Growth		Transamerica Capital Growth		Adjustments		Combined Pro Forma Fund
	Coupon Rate	Maturity Date	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Common Stocks - 94.0%
Aerospace & Defense
Airbus SE			11,901	$1,626,875	—	$—			11,901	$1,626,875
Boeing Co.			16,650	6,288,539	—	—			16,650	6,288,539
Safran SA			18,885	2,751,467	—	—			18,885	2,751,467
Automobiles
Tesla, Inc.			8,844	2,110,974	—	—			8,844	2,110,974
Banks
JPMorgan Chase & Co.			18,609	2,159,574	—	—			18,609	2,159,574
Beverages
Constellation Brands, Inc., Class A			9,961	2,108,445	—	—			9,961	2,108,445
Biotechnology
Alexion Pharmaceuticals, Inc.			23,183	3,155,902	—	—			23,183	3,155,902
Alnylam Pharmaceuticals, Inc.			—	—	107,262	9,582,787			107,262	9,582,787
BioMarin Pharmaceutical, Inc.			25,417	2,173,916	—	—			25,417	2,173,916
Editas Medicine, Inc.			—	—	69,829	1,728,268			69,829	1,728,268
Intellia Therapeutics, Inc.			—	—	105,940	1,629,357			105,940	1,629,357
Moderna, Inc.			—	—	298,631	7,773,365			298,631	7,773,365
Sage Therapeutics, Inc.			5,855	984,986	—	—			5,855	984,986
Vertex Pharmaceuticals, Inc.			14,697	2,483,499	—	—			14,697	2,483,499
Capital Markets
S&P Global, Inc.			11,391	2,513,538	—	—			11,391	2,513,538
Entertainment
Netflix, Inc.			20,432	7,570,873	179,928	66,670,521			200,360	74,241,394
Spotify Technology SA			—	—	613,794	83,334,811			613,794	83,334,811
Equity Real Estate Investment Trusts
American Tower Corp., REIT			6,321	1,234,491	—	—			6,321	1,234,491
Crown Castle International Corp., REIT			15,279	1,921,793	—	—			15,279	1,921,793
Food & Staples Retailing
Costco Wholesale Corp.			15,841	3,889,441	—	—			15,841	3,889,441
Health Care Equipment & Supplies
Danaher Corp.			12,099	1,602,392	—	—			12,099	1,602,392
DexCom, Inc.			—	—	399,400	48,355,358			399,400	48,355,358
Edwards Lifesciences Corp.			11,679	2,056,321	—	—			11,679	2,056,321
Intuitive Surgical, Inc.			5,453	2,784,465	177,955	90,869,162			183,408	93,653,627
Penumbra, Inc.			—	—	176,154	23,692,713			176,154	23,692,713
Health Care Providers & Services
Convetrus, Inc.			—	—	1,013,683	33,319,760			1,013,683	33,319,760
Guardant Health, Inc.			1,087	71,209	180,199	11,804,836			181,286	11,876,045
HealthEquity, Inc.			—	—	382,425	25,909,294			382,425	25,909,294
UnitedHealth Group, Inc.			6,322	1,473,469	—	—			6,322	1,473,469
Health Care Technology
Veeva Systems, Inc., Class A			—	—	976,040	136,518,715			976,040	136,518,715
Hotels, Restaurants & Leisure
Chipotle Mexican Grill, Inc.			2,908	2,000,821	—	—			2,908	2,000,821
Marriott International, Inc., Class A			17,953	2,449,148	—	—			17,953	2,449,148
Interactive Media & Services
Alphabet, Inc., Class A			5,130	6,150,665	—	—			5,130	6,150,665
Alphabet, Inc., Class C			5,163	6,136,122	51,382	61,066,479			56,545	67,202,601
Facebook, Inc., Class A			37,528	7,257,915	154,581	29,895,966			192,109	37,153,881
Tencent Holdings, Ltd.			146,030	7,222,573	—	—			146,030	7,222,573
Twitter, Inc.			—	—	2,448,408	97,715,963			2,448,408	97,715,963
Zillow Group, Inc., Class C			—	—	159,856	5,339,190			159,856	5,339,190
Internet & Direct Marketing Retail
Alibaba Group Holding, Ltd., ADR			33,627	6,240,163	—	—			33,627	6,240,163
Amazon.com, Inc.			6,037	11,630,401	83,500	160,864,420			89,537	172,494,821
Farfetch, Ltd., Class A			—	—	1,073,126	26,592,062			1,073,126	26,592,062
MercadoLibre, Inc.			—	—	79,615	38,544,807			79,615	38,544,807
Wayfair, Inc., Class A			—	—	290,380	47,085,117			290,380	47,085,117
IT Services
Adyen NV			3,244	2,640,075	38,753	31,538,485			41,997	34,178,560
FleetCor Technologies, Inc.			10,410	2,716,490	—	—			10,410	2,716,490
Mastercard, Inc., Class A			33,361	8,481,701	—	—			33,361	8,481,701
MongoDB, Inc.			—	—	352,807	49,717,562			352,807	49,717,562
Okta, Inc.			—	—	446,698	46,469,993			446,698	46,469,993
PayPal Holdings, Inc.			29,495	3,326,151	—	—			29,495	3,326,151
Shopify, Inc., Class A			—	—	359,537	87,558,046			359,537	87,558,046
Square, Inc., Class A			23,004	1,675,151	850,104	61,904,573			873,108	63,579,724
Twilio, Inc., Class A			—	—	556,465	76,313,610			556,465	76,313,610
Visa, Inc., Class A			45,205	7,433,058	—	—			45,205	7,433,058
Life Sciences Tools & Services
Illumina, Inc.			12,207	3,808,584	287,622	89,738,064			299,829	93,546,648
Personal Products
Estee Lauder Cos., Inc., Class A			20,286	3,485,338	—	—			20,286	3,485,338
Pharmaceuticals
AstraZeneca PLC, ADR			84,180	3,170,219	—	—			84,180	3,170,219
Road & Rail
Union Pacific Corp.			18,389	3,255,588	—	—			18,389	3,255,588
Semiconductors & Semiconductor Equipment
Broadcom, Inc.			7,654	2,437,034	—	—			7,654	2,437,034
NVIDIA Corp.			24,456	4,426,536	177,014	32,039,534			201,470	36,466,070
QUALCOMM, Inc.			28,495	2,454,274	—	—			28,495	2,454,274
Taiwan Semiconductor Manufacturing Co., Ltd., ADR			32,293	1,415,079	—	—			32,293	1,415,079
Software
Adobe, Inc.			21,160	6,120,530	—	—			21,160	6,120,530
Coupa Software, Inc.			—	—	309,674	31,998,614			309,674	31,998,614
Elastic NV			—	—	345,947	29,595,766			345,947	29,595,766
Microsoft Corp.			78,241	10,218,275	—	—			78,241	10,218,275
Red Hat, Inc.			2,856	521,306	—	—			2,856	521,306
salesforce.com, Inc.			47,825	7,907,864	—	—			47,825	7,907,864
ServiceNow, Inc.			8,557	2,323,311	363,806	98,776,967			372,363	101,100,278
Splunk, Inc.			18,455	2,547,528	—	—			18,455	2,547,528
Trade Desk, Inc., Class A			—	—	63,866	14,145,042			63,866	14,145,042
Workday, Inc., Class A			16,961	3,487,690	448,119	92,146,710			465,080	95,634,400
Zoom Video Communications, Inc., Class A			304	22,031	—	—			304	22,031
Specialty Retail
Home Depot, Inc.			12,665	2,579,861	—	—			12,665	2,579,861
Lowe’s Cos., Inc.			16,302	1,844,408	—	—			16,302	1,844,408
Technology Hardware, Storage & Peripherals
Apple, Inc.			29,471	5,913,946	—	—			29,471	5,913,946
Textiles, Apparel & Luxury Goods
Kering SA, ADR			48,857	2,869,127	—	—			48,857	2,869,127
Lululemon Athletica, Inc.			17,887	3,154,373	—	—			17,887	3,154,373
NIKE, Inc., Class B			47,446	4,167,182	—	—			47,446	4,167,182

Total Common Stocks				204,452,687		1,750,235,917		—		1,954,688,604

				($ Total Cost 105,926,222)		($ Total Cost 1,293,765,830)				($ Total Cost 1,399,692,052)
Securities Lending Collateral - 4.1%
State Street Navigator Securities Lending Trust—Government Money Market Portfolio	2.51%		1,984,525	$1,984,525	83,918,788	$83,918,788			85,903,313	$85,903,313
Total Securities Lending Collateral				1,984,525		83,918,788		—		85,903,313

				Total Cost ($1,984,525)		Total Cost ($83,918,788)				Total Cost ($85,903,313)
Repurchase Agreement

			Principal	Value	Principal	Value			Principal	Value
Repurchase Agreement - 3.8%
Fixed Income Clearing Corp.	1.45%	5/1/2019	$1,249,895	$1,249,895	$76,984,214	$76,984,214			$78,234,109	$78,234,109

Total Repurchase Agreement				1,249,895		76,984,214		—		78,234,109

				Total Cost ($1,249,895)		Total Cost ($76,984,214)				Total Cost ($78,234,109)

Total Investments Excluding Purchased Options				207,687,107		1,911,138,919		—		2,118,826,026

				Total Cost ($109,160,642)		Total Cost ($1,454,668,832)		Total Cost ($0)		Total Cost ($1,563,829,474)

	Exercise Price		Notional Amount/ Number of Contracts	Premiums Paid	Value	Notional Amount/ Number of Contracts	Premiums Paid	Value				Notional Amount/ Number of Contracts	Premiums Paid	Value
Over-The-Counter Foreign Exchange Options Purchased - 0.0%
USD vs. CNH (BNP)	$7.58	1/17/2020	$—		$—	$277,077,459	$1,418,397	$229,974				$277,077,459	1,418,397	$229,974
USD vs. CNH (RBS)	$7.78	7/3/2019	—		—	$257,928,035	1,256,733	2,321				$257,928,035	1,256,733	2,321
USD vs. CNH (RBS)	$8.00	10/21/2019	—		—	$248,131,293	1,459,012	23,821				$248,131,293	1,459,012	23,821

Total Over-The-Counter Foreign Exchange Options Purchased					—			256,116	—					256,116

					Total Cost ($0)			Total Cost ($4,134,142)						Total Cost ($4,134,142)

Total Investments					207,687,107			1,911,395,035	—					2,119,082,142

					Total Cost ($109,160,642)			Total Cost ($1,458,802,974)	Total Cost ($0)					Total Cost ($1,567,963,616)
Other Assets and Liabilities - (1.9)%					(3,015,281)			(35,790,150)	(60,000)	(a	)			(38,865,431)

Net Assets					$204,671,826			$1,875,604,885	($60,000)					$2,080,216,711

VALUATION SUMMARY:

Investments	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
Common Stocks	$190,211,697	$14,240,990	$—	$204,452,687	$1,718,697,432	$31,538,485	$—	$1,750,235,917	$1,908,909,129	$45,779,475	$—	$1,954,688,604
Other Investment Company	1,984,525	—	—	1,984,525	83,918,788	—	—	83,918,788	85,903,313	—	—	85,903,313
Repurchase Agreement	—	1,249,895	—	1,249,895	—	76,984,214	—	76,984,214	—	78,234,109	—	78,234,109
Over-The-Counter Foreign Exchange Options Purchased	—	—	—	—	—	256,116	—	256,116	—	256,116	—	256,116

Total Investments	$192,196,222	$15,490,885	$—	$207,687,107	$1,802,616,220	$108,778,815	$—	$1,911,395,035	$1,994,812,442	$124,269,700	$—	$2,119,082,142

(a)	See Note 2 of the Notes to the Pro Forma Financial Statements.

As of April 30, 2019, all securities held by the Target Fund would comply with the investment restrictions of the Destination Fund.

6

Reorganization of Transamerica Growth into Transamerica Capital Growth

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES

At April 30, 2019

	Transamerica Growth	Transamerica Capital Growth	Adjustments		Combined Pro Forma Fund
Assets:
Investments, at value	$206,437,212	$1,834,410,821	$—		$2,040,848,033
Repurchase agreements, at value	1,249,895	76,984,214	—		78,234,109
Foreign currency, at value	521	561	—		1,082
Receivables and other assets:
Investments sold	1,179,499	65,084,871	—		66,264,370
Net income from securities lending	526	144,284	—		144,810
Shares of beneficial interest sold	1,363	8,993,525	—		8,994,888
Dividends and/or distributions	64,399	—	—		64,399
Interest	51	3,101	—		3,152
Tax reclaims	29,011	—	—		29,011
Prepaid expenses	962	7,884	—		8,846

Total assets	$208,963,439	$1,985,629,261	$—		$2,194,592,700

Liabilities:
Cash collateral received upon return of:
Securities on loan	1,984,525	83,918,788	—		85,903,313
Cash collateral at broker for:
OTC derivatives	—	300,000	—		300,000
Payables and other liabilities:
Investments purchased	1,868,153	20,221,969	—		22,090,122
Shares of beneficial interest redeemed	230,649	3,760,665	—		3,991,314
Investment management fees	147,934	1,128,408	—		1,276,342
Distribution and service fees	—	272,529	—		272,529
Transfer agent fees	1,337	183,850	—		185,187
Trustees, CCO and deferred compensation fees	1,004	4,979	—		5,983
Audit and tax fees	11,340	18,066	—		29,406
Custody fees	24,332	69,314	—		93,646
Legal fees	3,468	7,754	—		11,222
Printing and shareholder reports fees	13,207	102,387	—		115,594
Registration fees	2,933	20,698	—		23,631
Merger fees	—	—	60,000	(a)	60,000
Other accrued expenses	2,731	14,969	—		17,700

Total liabilities	4,291,613	110,024,376	60,000		114,375,989

Net Assets	$204,671,826	$1,875,604,885	$(60,000)		$2,080,216,711

Net Assets Consist of:
Paid-in capital	$97,667,487	1,352,922,175	$8,417,663	(b)	$1,459,007,325
Total distributable earnings	107,004,339	522,682,710	(8,477,663)		621,209,386

Net Assets	$204,671,826	$1,875,604,885	$(60,000)		$2,080,216,711

Net assets by class:
Class A	$—	$457,161,432	$—		$457,161,432
Class B (C)	—	695,906	—		695,906
Class C	—	207,418,909	—		207,418,909
Class I	—	1,039,367,063	—		1,039,367,063
Class I2	187,961,141	170,961,575	(55,101	) (a)	358,867,615
Class R6	16,710,685	—	(4,899	) (a)	16,705,786
Shares outstanding (unlimited shares, no par value):
Class A	—	15,558,484	—		15,558,484
Class B (C)	—	30,891	—		30,891
Class C	—	8,985,123	—		8,985,123
Class I	—	33,584,255	—		33,584,255
Class I2	22,675,470	11,668,494	(9,845,358	) (d)	24,498,606
Class R6	2,016,377	—	(875,716	) (d)	1,140,661
Net asset value per share:
Class A	$—	$29.38	—		$29.38
Class B (C)	—	22.53	—		22.53
Class C	—	23.08	—		23.08
Class I	—	30.95	—		30.95
Class I2	8.29	14.65	(8.29	) (e)	14.65
Class R6	8.29		(8.29	) (e)	14.65

Investments, at cost	$107,910,747	$1,381,818,760	—		$1,489,729,507
Securities on loan, at value	1,945,324	82,094,238	—		84,039,562
Repurchase agreements, at cost	1,249,895	76,984,214	—		78,234,109
Foreign currency, at cost	521	566	—		1,087

(a)-(e) See Note 2 of the Notes to the Pro Forma Financial Statements.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

7

Reorganization of Transamerica Growth into Transamerica Capital Growth

PRO FORMA STATEMENT OF OPERATIONS

For the 12 months ended April 30, 2019

	Transamerica Growth	Transamerica Capital Growth	Adjustments		Combined Pro Forma Fund
Investment Income:
Dividend income	$2,022,028	$2,609,582	$—		$4,631,610
Interest income	7,941	1,142,376	—		1,150,317
Net income from securities lending	2,398	329,220	—		331,618
Withholding taxes on foreign income	(58,967)	(58,594)			(117,561)

Total investment income	1,973,400	4,022,584	—		5,995,984

Expenses:
Investment management fees	1,736,970	10,834,659	(946,127	) (f)	11,625,502
Distribution and service fees:
Class A	—	969,126	511		969,637
Class B (c)	—	8,448	—		8,448
Class C	—	1,560,285	—		1,560,285
Class T1 (g)	—	155	—		155
Transfer agent fees		—	—
Class A	—	506,716	—		506,716
Class B (c)	—	6,877	—		6,877
Class C	—	209,061	—		209,061
Class I	—	878,998	—		878,998
Class I2	14,628	13,043	—		27,671
Class R6	1,067	—	—		1,067
Advisor Class (g)	—	532	—		532
Trustees, CCO and deferred compensation fees	4,997	33,763	—		38,760
Audit and tax fees	19,942	35,703	(18,522	) (h)	37,123
Custody fees	38,979	136,631	(26,893	) (i)	148,717
Legal fees	8,177	58,281	—		66,458
Printing and shareholder reports fees	23,743	323,267	—		347,010
Registration fees	40,512	251,057	—		291,569
Filing fees	5,634	13,735	—		19,369
Other	3,947	29,099	—		33,046

Total expenses before waiver and/or reimbursment and recapture	1,898,596	15,869,436	(991,031)		16,777,001

Expenses waived and/or reimbursed:
Class A	—	(24,119)	24,119	(j)	—
Class B (c)	—	(3,909)	365	(j)	(3,544)
Class I2	—	(24,002)	24,002	(j)	—
Advisor Class (g)	—	—	—		—
Recapture of previously waived and/or reimbursed fees:
Class A	—	4,530	—		4,530
Class B (c)	—	386	—		386
Class C	—	2,470	—		2,470
Class I2	—	—	—		—
Advisor Class (g)	—	—	—		—

Net expenses	1,898,596	15,824,792	(942,545)		16,780,843

Net investment income (loss)	74,804	(11,802,208)	942,545		(10,784,859)

Net realized gain (loss) on:
Investments	25,358,840	74,458,993			99,817,833
Foreign currency transactions	(2,790)	(57,096)	—		(59,886)

Net realized gain (loss)	25,356,050	74,401,897	—		99,757,947

Net change in unrealized appreciation (depreciation) on:
Investments	2,337,870	190,894,437	—		193,232,307
Translation of assets and liabilities denominated in foreign currencies	(676)	(5)	—		(681)

Net change in unrealized appreciation (depreciation)	2,337,194	190,894,432	—		193,231,626

Net realized and change in unrealized gain (loss)	27,693,244	265,296,329	—		292,989,573

Net increase in net assets resulting from operations	$27,768,048	$253,494,121	$942,545		$282,204,714

(c),(f)-(j) See Note 2 of the Notes to the Pro Forma Financial Statements.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

8

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

NOTE 1 — GENERAL

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed transfer of substantially all of the assets of the Funds listed in the Target Funds & Shares column in the table below (the “Target Funds”) in exchange for shares of the Funds listed in the Destination Funds & Shares column (the “Destination Funds”) and the assumption by each Destination Fund of all of the liabilities of the corresponding Target Fund as described elsewhere in this Information Statement/Prospectus and this SAI.

Reorganization	Target Funds & Shares	Destination Funds & Shares
1	Transamerica Concentrated Growth	Transamerica US Growth
	Class A	Class A
	Class C	Class C
	Class I	Class I
	Class I2 Class T2*	Class I2 Class T2*

2	Transamerica Growth	Transamerica Capital Growth
	Class R1	Class R1
	Class R6	Class R6
	Class I2	Class I2

* Transamerica Concentrated Growth and Transamerica US Growth do not currently offer Class T2 shares.

Capitalized terms not otherwise defined in the Notes to the financial statements have the meanings accorded to them in the Information Statement/Prospectus or this SAI.

Each Reorganization is intended to qualify for Federal income tax purposes as a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither the Target Funds, nor the Destination Funds, nor the shareholders will recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan. As a condition to the closing of the transactions, the Target Funds will receive an opinion from the law firm of Morgan, Lewis & Bockius LLP to the effect that each Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Code. That opinion will be based in part upon certain assumptions and upon certain representations made by each Target and Destination Fund.

Each “Pro Forma Fund” as identified in these financial statements represents the applicable combined Funds after the mergers, with each Destination Fund treated as the accounting survivor for financial reporting purposes. Management believes each Destination Fund to be the accounting survivor because the Fund’s investment objectives/styles, fees and expense structures would remain intact with each corresponding combined Fund.

Under the terms of each Agreement and Plan of Reorganization, the exchange of assets of each Target Fund for shares of each corresponding Destination Fund will be treated and accounted for as tax-free reorganization. The acquisition would be accomplished by acquisition of the net assets of a Target Fund in exchange for shares of a Destination Fund at net asset value. The unaudited pro forma Schedules of Investments and the unaudited Pro Forma Statements of Assets and Liabilities have been prepared as though the acquisitions had been effective on October 31, 2018. The unaudited pro forma Statements of Operations have been prepared as though the acquisitions had been effective October 31, 2018 to report operations for the period ended October 31, 2018.

In preparing the Destination Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Target Funds and the Destination Funds, which are included in the Target Funds’ and Destination Funds’ annual reports each dated October 31, 2018 and semi-annual reports dated April 30, 2019.

9

NOTE 2 — PRO FORMA ADJUSTMENTS (Reorganization 1)

The Pro Forma adjustments below reflect the impact of the merger.

(a) To adjust the Pro Forma Fund for costs associated with the merger.

(b) To adjust the Pro Forma Funds Shares of beneficial interest by the Accumulated net realized gain amounts of the Target Fund.

(c) Class ceased operations on May 6, 2019. All Class B shares were converted to Class A shares.

(d) To adjust Shares Outstanding of the Pro Forma Fund based on combining the Fund at the Destination Fund’s net asset value.

(e) To adjust Net Asset Value and Offering Price Per Share of the Pro Forma Fund based on combining the Target Fund at the Destination Fund’s net asset value.

(f) To adjust management fees using the Destination Fund advisory fee rates for the Pro Forma Fund at the combined average daily net assets of the Target Fund and Destination Fund.

(g) Class ceased operations on February 15, 2019.

(h) To remove duplicate Audit fees.

(i) To remove duplicate Custody fees.

(j) To adjust expenses waived and/or reimbursed using the Destination Fund expense cap for the Pro Forma Fund at the combined average daily net assets and combined expenses of the Target Fund and Destination Fund.

(k) To adjust recapture of previously waived and/or reimbursed fees using available recapture and expense cap of the Destination Fund expense cap for the Pro Forma Fund at the combined average daily net assets and combined expenses of the Target Fund and Destination Fund.

10

NOTE 2 — PRO FORMA ADJUSTMENTS (Reorganization 2)

The Pro Forma adjustments below reflect the impact of the merger.

(a) To adjust the Pro Forma Fund for costs associated with the merger.

(b) To adjust the Pro Forma Funds Shares of beneficial interest by the Accumulated net realized gain amounts of the Target Fund.

(c) Class ceased operations on May 6, 2019. All Class B shares were converted to Class A shares.

(d) To adjust Shares Outstanding of the Pro Forma Fund based on combining the Fund at the Destination Fund’s net asset value.

(e) To adjust Net Asset Value and Offering Price Per Share of the Pro Forma Fund based on combining the Target Fund at the Destination Fund’s net asset value.

(f) To adjust management fees using the Destination Fund advisory fee rates for the Pro Forma Fund at the combined average daily net assets of the Target Fund and Destination Fund.

(g) Class ceased operations on February 15, 2019.

(h) To remove duplicate Audit fees.

(i) To remove duplicate Custody fees.

(j) To adjust expenses waived and/or reimbursed using the Destination Fund expense cap for the Pro Forma Fund at the combined average daily net assets and combined expenses of the Target Fund and Destination Fund.

11

NOTE 3 — INVESTMENT MANAGEMENT AND OTHER TRANSACTIONS

Transamerica Asset Management, Inc. (“TAM”) is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is each Destination Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is each Destination Fund’s distributor. TAM, TFS, and TCI are affiliates of Aegon, NV.

Certain officers and trustees of the Destination Funds are also officers and/or directors of TAM, TFS, and TCI.

Investment Management Fees

The Target Funds each pay management fees to TAM based on average daily net assets (“ANA”) according to the following schedules:

Transamerica Concentrated Growth

First $650 million	0.68%
over $650 million up to $1.15 billion	0.66%
In excess of $1.15 billion	0.605%

Contractual arrangements have been made with the fund’s investment manager, TAM, through March 1, 2020 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.20% for Class A shares, 1.95% for Class C shares, 0.95% for Class I shares, 1.20% for Class T2 and 0.85% for Class I2 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2020 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.

12

Transamerica Growth

First $250 million	0.83%
over $250 million up to $500 million	0.78%
over $500 million up to $1 billion	0.73%
In excess of $1 billion	0.63%

The Destination Funds each pay management fees to TAM based on ANA according to the following schedules:

Effective August 2, 2019, Transamerica US Growth will pay management fees to TAM based on ANA according to the following schedule:

First $500 million	0.68%
over $500 million up to $800 million	0.67%
over $800 million up to $1 billion	0.6575%
over $1 billion up to $2 billion	0.613%
over $2 billion up to $3 billion	0.605%
over $3 billion up to $4 billion	0.59%
over $4 billion up to $5 billion	0.575%
In excess of $5 billion	0.57%

Transamerica US Growth

Prior to August 2, 2019, Transamerica US Growth paid management fees to TAM based on ANA according to the following schedule:

First $150 million	0.73%
over $150 million up to $650 million	0.70%
over $650 million up to $1.15 billion	0.68%
over $1.15 billion up to $2 billion	0.655%
over $2 billion up to $3 billion	0.64%
over $3 billion up to $4 billion	0.63%
In excess of $4 billion	0.61%

Contractual arrangements have been made with the fund’s investment manager, TAM, through March 1, 2020 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.25% for Class A shares, 2.00% for Class C shares*, 1.00% for Class I shares, 1.42% for Class T2 and 0.90% for Class I2 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2020 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.

*

Following the Reorganization, the contractual expense limit on Class C shares will be lowered to 1.86% and the contractual expense limit on all classes of the fund will be extended until March 1, 2021.

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Transamerica Capital Growth

First $500 million	0.83%
In excess of $500 million	0.705%

Following the Reorganization, Transamerica Capital Growth will pay management fees to TAM based on ANA according to the following schedule:

First $1.5 billion	0.7075%
over $1.5 billion up to $3 billion	0.6415%
over $3 billion up to $5 billion	0.63%
In excess of $5 billion	0.58%

Contractual arrangements have been made with the fund’s investment manager, TAM, through March 1, 2021 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.25% for Class A shares, 2.00% for Class C shares, 1.10% for Class I shares, 1.45% for Class T2, 1.60% for Class R1, 1.00% for Class R6 and 1.00% for Class I2 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2021 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.

Sub-Advisory Fees

Transamerica Concentrated Growth

The sub-adviser of Transamerica Concentrated Growth, Torray LLC, receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the Fund’s average daily net assets) according to the following schedule:

First $150 million	0.25%
over $150 million up to $650 million	0.22%
over $650 billion up to $1.15 billion	0.20%
In excess of $1.15 billion	0.175%

Transamerica Growth

The sub-adviser of Transamerica Growth, Jennison Associates, LLC, receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the Fund’s average daily net assets) according to the following schedule:

First $300 million	0.40%
over $300 million up to $500 million	0.35%
over $500 million up to $1 billion	0.25%
In excess of $1 billion	0.22%

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Transamerica US Growth

Effective as of August 2, 2019, the sub-adviser of the Transamerica US Growth, Wellington Management Company LLP, receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the Fund’s average daily net assets) according to the following schedule:

First $500 million	0.18%
over $500 million up to $1 billion	0.17%
over $1 billion up to $2 billion	0.16%
In excess of $2 billion	0.15%

Effective August 2, 2019, the sub-adviser agreed to voluntarily waive a portion of its sub-advisory fee (as a percentage of net assets) when the assets of these mandates, in the aggregate, exceed a specified level. This waiver is voluntary and may be discontinued by the sub-adviser upon obtaining consent from TAM.

Transamerica Capital Growth

The sub-adviser of Transamerica Capital Growth, Morgan Stanley Investment Management, Inc., receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the Fund’s average daily net assets) according to the following schedule:

0.30% of ANA

Following the Reorganization, Morgan Stanley Investment Management, Inc. will receive monthly compensation from TAM at the annual rate of the percentages indicated in the following schedule of the Destination Fund’s average daily net assets:

First $1.5 billion	0.27%
over $1.5 billion up to $3 billion	0.23%
over $3 billion up to $5 billion	0.22%
over $5 billion	0.20%

NOTE 4 — VALUATION PROCEDURES OF THE FUNDS

All investments in securities are recorded at their estimated fair value. Each Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. Each Fund utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

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Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Funds’ Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the Fund investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When a Fund uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Investment companies: Investment companies are valued at the net asset value (“NAV”) of the underlying Funds. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

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Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2018, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 5 — TAX TREATMENT OF THE FUNDS

Each Destination Fund has elected to be treated as a “regulated investment company” for U.S. federal income tax purposes. For the taxable year that includes the closing date of the Reorganization and for subsequent taxable periods, the Trust reasonably expects that each Destination Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and will be eligible to, and will, compute its federal income tax under Section 852 of the Code.

NOTE 6 — COSTS ASSOCIATED WITH THE REORGANIZATIONS

The cost of Reorganization 1 will be shared equally by both the Target Fund and the Destination Fund. The cost of Reorganization 2 will be borne solely by the Target Fund. The estimated Fund costs associated with the Reorganizations, which are considered extraordinary expenses of the Funds and, thus, are not subject to the expense limitations of the Funds discussed in Note 3 above, are as follows:

Reorganization 1

Transamerica Concentrated Growth: $30,000

Transamerica US Growth: $30,000

Reorganization 2

Transamerica Growth: $60,000

Transamerica Capital Growth: None

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